UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22468

                                              Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                                 England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                             Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-20-3077-6000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

ASHMORE FUNDS

ANNUAL FINANCIAL STATEMENTS

October 31, 2017

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ASHMORE FUNDS

*Effective November 1, 2017, the Ashmore Emerging Markets Value Fund changed its name to the Ashmore Emerging Markets Equity Fund.

Ashmore Investment Management (US) Corporation is the Distributor for the Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectuses. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2016 to October 31, 2017

Overview

The first half of the reporting period was dominated by the following themes: improvement of global economic data alongside higher commodity prices and a mild increase in inflation expectations being priced into bond yields. The surprising election of President Donald Trump in the U.S. and the continued control of both the Senate and the House of Representatives by Republicans led to expectations of significant fiscal expansion and corporate tax cuts that would in turn lead to investments and boost the reflation trend. These exaggerated hopes of economic acceleration in the U.S. were tampered in the New Year. Despite stronger confidence, survey data and jobs numbers, U.S. growth only tracked circa 1% annualised in Q1 2017, owing notably to poor trade and investment data. In addition, the window for the ambitious, pro-growth tax reform that many Republican voters and elected officials were calling for had been closing quickly on the Trump White House after precious political capital, and financing options, were wasted in a fiasco over Obamacare repeal and profound disagreement on trade policy.

President Donald Trump tried his hands at foreign diplomacy at the G7 summit in May, leaving allies with a bitter aftertaste and broad questions about U.S. leadership in important areas of global engagement, most clearly evidenced by its withdrawal from the Paris Climate Accord. Domestically, the political climate in the U.S. deteriorated as the White House struggled to make progress on health care reform while prepping for tax reform. In the UK, Prime Minister Theresa May gambled her majority on Brexit through a snap election and lost, severely weakening her mandate and creating more confusion on the government’s Brexit negotiation strategy. Conversely, the election of President Emmanuel Macron in France and the subsequent strong showing of his party in the parliamentary elections was a boon for political and economic liberalism. The market took it as a (bullish) signal against populism and for reform, not only in France but also across the European Union (EU), with hopes for increased co-operation with Germany on economic matters, a catalyst for growth in the EU as a whole. In the Emerging Markets (EM) space, the implication of Brazil’s President Michel Temer in a corruption scheme led to a sharp correction in Brazilian asset prices but without contagion to broader EM markets.

Over the last quarter of the reporting period, acceleration of global growth was observed, with not only EM but also European and Japanese growth surprising on the upside. The Fed adopted a more hawkish tone in its September meeting, committing to balance sheet reduction and signalling a third rate hike in December 2017. The potential for a more hawkish Fed, alongside continued hopes of tax reform being achieved, and the discussion over the next Fed Chairman all contributed to drive U.S. Treasury yields wider. Wider U.S. rates and deterioration in the political environment in Europe led to a small but short-term relief rally of the beleaguered U.S. Dollar. The result of the German election was disappointing to Merkel’s coalition, threatening a period of uncertainty which, in tandem with the independence referendum in Catalonia added pressure on the EUR.

The net result for EM fixed income indices over the period was positive; the JP Morgan Emerging Markets Bond Index Global Diversified (JPM EMBI GD) index was up 6.3%. The broad corporate bonds index, JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD) was up 6.2%, with high yield out-performing at 9.9%. The reference local currency bond index, the JP Morgan Government Bond Index - Emerging Markets Global Diversified (JPM GBI-EM GD), was up +5.2%, and the reference local currency FX index, JP Morgan Emerging Local Markets Index Plus (JPM ELMI+), was up 5.7%.

Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +9.4% (net of fees) versus +5.9% for the composite 50% JPM EMBI GD, 25% JPM GBI-EM GD, 25% JPM ELMI+. Over the period, JPM EMBI GD returned 6.3%, JPM GBI-EM GD returned 5.2% and JPM ELMI+ returned 5.7%. Local currency was the main contributor to relative performance, followed by external debt and corporate debt. Cash positions detracted mildly from performance. Among the Fund’s best performing positions were Brazil, Venezuela and Russia. Turkey, Malaysia and South Africa were the main detractors from Fund performance.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Brazil’s economy expanded over the period after an extended recession; unemployment declined to below 13% and looks likely to continue its improvement as the economy expands. A narrowing current account deficit, declining inflation and solid foreign direct investment (FDI) inflows confirmed the trend of the economic transformation. In spite of ongoing corruption charges in both the executive and legislative branches, reforms were back on track with labour market reform approved by the Senate in July and Brazilian Development Bank (BNDES) interest rates reform (reducing subsidies structurally) towards the end of the quarter. Inflation declined sequentially from 3.6% at the end of May to 2.54% at the end of September, the lowest level since 1998 when the BRL was still pegged to the U.S. Dollar.

Russian bonds benefited from stronger than expected economic data and lower than expected inflation figures. The August Consumer Price index (CPI) declined to 3.3% year on year from 3.9% previously, a post-Soviet-era low, and core CPI declined to 3.0% from 3.3% leading to expectations of more rapid cuts in the CBR key rate. Five year Russian bonds tightened from 8.01% to 7.58%. The RUB rallied from 58.87 to 57.55 as oil prices moved back to the top of the USD40 to USD55 range prevailing since mid-2016.

In the Middle East, the independence referendum of Kurdistan in Iraq raised tensions in the region, particularly in Turkey, where a large Kurdish population resides. South Africa underperformance was driven by weakness in the ZAR and upcoming political changes.

Ashmore Emerging Markets Hard Currency Debt Fund

The Ashmore Emerging Markets Hard Currency Debt Fund (the “Fund”) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries. The Fund typically invests at least 50% of its net assets in debt instruments of Sovereign or Quasi-Sovereign issuers denominated in hard currencies (i.e., the U.S. Dollar or any currency of a nation in the G-7). The Fund may use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +6.9% versus 6.3% for the JP Morgan EMBI Global Diversified index. Among the Fund’s best performing positions were exposures in Venezuela, Ecuador and Brazil. Pakistan and Indonesia detracted mildly to relative performance, though both were positive contributors to absolute performance.

The Venezuelan state oil company’s short dated bonds continued to move higher as oil prices rallied during the last quarter. After months of political turmoil in the lead up to the establishment of a new constituent assembly the Opposition appeared largely impotent with the regional elections resulting in a resounding victory for the government. Towards the end of the reporting period, concerns about the country’s ability to meet large maturities and coupon payments threatened to impact bond prices.

As a dollarised economy, Ecuador had to adjust its external accounts, notably imports, as it does not have the flexibility of other EM countries to rely on depreciation of its local currency to balance accounts. The new government of President Lenin Moreno is pursuing a referendum that, if successful, would support moves to greater transparency in government and specifically to address corruption, hopefully serving as a model for aggressive fiscal initiatives.

Brazil benefited from declining unemployment, a narrowing current account deficit, and steady foreign direct investment inflows.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

We believe EM currencies are supported by stronger growth, more robust fundamentals and higher interest rates compared to developed markets. Further, we believe it is likely that a gradual depreciation of developed market currencies will be one mechanism by which developed markets will deleverage and reduce their enormous debt burdens, thus also benefitting EM currencies. In terms of bonds, we continue to find attractive opportunities across EM countries. EM monetary policymakers are acting in an idiosyncratic fashion to meet their particular domestic needs and local expertise is increasingly necessary to help understand the dynamics that drive local decision-making.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Over the period, the Fund’s institutional class outperformed its benchmark, returning +7.1% (net of fees) versus +5.2% for the JP Morgan GBI-EM Global Diversified. The Fund’s top EM contributors for the period were gains from positions in the Brazil, Russia, Poland and the Czech Republic. Positions in Turkey and Malaysia were the most significant detractors from performance.

Russian bonds benefited from stronger than expected economic data and lower than expected inflation over the period. The August CPI declined to 3.3% year on year from 3.9% previously, a post-Soviet era low, and core CPI declined to 3.0% from 3.3% leading to expectations of more rapid cuts in the CBR key rate. Five year Russian bonds tightened and the RUB rallied as oil prices moved back to the top of the USD40 to USD55 range prevailing since mid-2016.

Czech Republic bonds benefited from a stronger EUR buoying the CZK. The Koruna outperformed the EUR as the Czech National Bank surprised on the hawkish side at the end of June, hiking policy rates from 0.05% to 0.25%, the first central bank in the region to tighten policy rates.

The Kurdistan independence referendum led to high volatility in asset prices in Turkey, which was the largest detractor to absolute performance over the period.

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer. EM corporates operate in an environment that typically consists of higher growth and maturing capital markets. In many cases, EM corporates are characterised by new and growing businesses in industries such as mobile communications, technology and food production. We expect these industries to benefit from the developing economies in which they operate. Increased “south/south” trade (between EM countries as opposed to trade with developed markets) and development of domestic markets have resulted in a material structural change for EM corporates and have helped them to broaden their customer bases. We continue to focus efforts on companies that are less followed by the market and which thus allow us to add maximum value based on our views, research and global EM network capabilities. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

Over the period, the Fund’s institutional class outperformed its benchmark, the JP Morgan CEMBI Broad Diversified index, with a return of 16.5% (net of fees) versus 6.2%. The Fund’s top contributors to performance were overweight positions in Brazil, Ukraine and Venezuela, while underweight positions in Singapore and Turkey were the largest detractors.

Brazil benefited from declining unemployment, a narrowing current account deficit, and steady foreign direct investment inflows. As a consequence of the improving macro data, Brazilian corporates in the Fund rallied, with commodity related names performing strongly.

Spreads across Ukraine tightened as GDP continued to demonstrate positive trends and Ukrainian corporates continue to deleverage. Domestic demand continued to improve, wage growth remained positive and the government is looking to lock in this trend by focusing on pension and education reforms. As a sign of the improving market conditions, Ukraine successfully sold USD3bn in new amortising 15-year debt (half of which against a tender for shorter-dated bonds), with moderate sovereign debt repayments coming due during the remainder of 2017 and 2018.

The Kurdistan independence referendum led to high volatility in asset prices in Turkey, which was the largest detractor to absolute performance over the period.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (the “Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries denominated exclusively in Hard Currencies (i.e., the U.S. Dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration. The Fund may use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Over the period, the Fund’s institutional class outperformed its benchmark, the JP Morgan CEMBI Broad Diversified 1 to 3 years sub-index, with a return of 12.3% (net of fees) versus 3.1% for the benchmark. The Fund’s top contributors for the period were gains from overweight positions in Venezuela, Brazil, and Ecuador. Underweight Positions in Hong Kong and Singapore detracted from performance.

Brazil’s economy expanded over the period. While corruption charges continue to hover around President Temer, there appears to be little traction in efforts to remove him from office. Unemployment has declined to below 13% and we believe it looks likely to continue its improvement as the economy expands. A narrowing current account deficit and solid FDI inflows confirm the trend of the economic transformation. As a consequence of the improving macro data, Brazilian corporates in the Fund rallied, with commodity related names performing strongly.

The Venezuelan state oil company’s short dated bonds continued to move higher as oil prices rallied during the last quarter. After months of political turmoil in the lead up to the establishment of a new constituent assembly, the Opposition appeared largely impotent with the regional elections resulting in a resounding victory for the government. Towards the end of the reporting period, concerns about the country’s ability to meet large maturities and coupon payments threatened to impact bond prices.

As a dollarised economy, Ecuador had to adjust its external accounts, notably imports, as it does not have the flexibility of other EM countries to rely on depreciation of its local currency to balance accounts. The new government of President Lenin Moreno is pursuing a referendum that, if successful, would support moves to greater transparency in government and specifically to address corruption, hopefully serving as a model for aggressive fiscal initiatives.

We remain underweight in both Hong Kong and Singapore, as we find better relative value opportunities elsewhere.

Ashmore Emerging Markets Equity Opportunities Fund

The Ashmore Emerging Markets Equity Opportunities Fund (the “Fund”) seeks to achieve its investment objective by investing principally in Institutional Class shares of other series of Ashmore Funds that invest principally in equity securities and equity-related investments (the “Underlying Equity Funds”). The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

The Fund has the flexibility to allocate and reallocate its assets among the Underlying Equity Funds or individual securities, derivatives and other investments as the investment manager sees fit based on the factors it deems appropriate in order to pursue the Fund’s investment objective and based on its assessment of then-existing market conditions, its investment outlook and other factors.

Ashmore Emerging Markets Active Equity Fund

The Ashmore Emerging Markets Active Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

The Fund, which launched on 1 November 2016, returned +27.9%, outperforming its benchmark, the MSCI EM Net Index, by 1.2% since inception. The MSCI EM Index started the period with a sharp decline in November 2016, driven by increased volatility surrounding the U.S. presidential election. The headwinds were short lived, as the EM equity universe finished higher in each of the subsequent nine months, primarily driven by rising earnings expectations.

The largest contributors to absolute performance were positions in China, South Korea, Taiwan, and Russia. The Fund’s security selection within South Africa, China and Russia were strong contributors of relative performance. Indonesia was the largest detractor from absolute performance.

Our confidence in the Chinese stock market re-rating remains strong. Chinese leadership continues to demonstrate its resolve in improving the financial health of its State Owned Enterprise (SOE) sectors through ‘supply side reforms’ and the regulator’s efforts on ‘financial deleveraging’ has started to bear fruits, with better positioned Chinese banks showing improving credit quality and margin expansions.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

We expect the ‘financial deleveraging’ effort to lead to a healthier and more stable growth of the financial sector. Less risk and uncertainty should result in higher valuations, all other things being equal. Also more differentiation within the financial sector companies through differentiation in business models, costs of capital and availability of liquidity should lead to more opportunities to add value through stock selection.

We maintain our belief that EM equities provide fertile ground for active investors with a liquid and diverse universe of companies and countries. Within EM we are able to find investments with strong fundamentals and attractive valuations which we believe will withstand the volatile swings in investor risk appetite towards EM over the long term.

We remain confident that our equity positions can generate absolute upside and our top down driven active process should enable us to add value through high conviction selection and dynamical allocation.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of small-capitalisation EM issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

EM small-cap stocks ended the year on a positive note, gaining 20.7% over the year ended to 31 October 2017 according to the MSCI EM Small Cap Index Net. Small cap returns lagged those for the EM MSCI standard benchmark, which rose 26.5% over the same period. Historically, small caps have outperformed large caps in rising markets, suggesting eventual market rotation to smaller companies.

Leading the gains were small caps in Peru (+76%), Greece (+59%), Czech Republic (+54%) and Poland (+48%). Laggards included Hong Kong (-30%), Qatar (-25%), Pakistan (-23%) and Indonesia (-13%).

The Fund returned 22.7% (institutional, net) over the reporting period, outperforming its benchmark by 198bps, with both country allocation and stock selection adding value. In terms of country allocation, our overweight positions in China and Argentina were the largest contributors to both absolute and relative performance. Underweight positions in India and South Korea were the largest detractors from relative performance while Greece, Chile and Colombia detracted from absolute performance.

On an individual security basis, the Fund’s off-benchmark positions were the largest sources of contribution and detraction relative to the benchmark. Pampa Energia SA, Grupo Supervielle SA, Areoflot PJSC and Grupo Elektra SAB each added more than 125 bps in relative performance while our positions in Guangzhou Holike Creative Home, Gran Tierra Energy and Piraeus all detracted more than 100 bps relative to the MSCI EM Small Cap Index Net.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

Frontier Markets, according to the MSCI Frontier Markets Index Net, returned 27.5% for the year ended 31 October 2017. Markets such as Argentina (+51%), Kazakhstan (+41%), Kuwait (+34%) and Nigeria (+33%) gained the most ground, whilst Lebanon (-7%) and Oman (-5%) detracted.

The Fund returned 27.9% (institutional, net) over the reporting period and outperformed the benchmark by 0.36%. Positions in Argentina, United Arab Emirates, Kuwait and Nigeria were the largest contributors to absolute performance. Overweight positions in the Philippines and Colombia detracted from performance.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

In our opinion, Argentina is in the early stages of what could be a long period of positive institutional change, driven by the current political party, Cambiemos, under President Mauricio Macri. These changes are beginning to have a noticeable effect on the economy with inflation falling significantly such that interest rates are coming down and GDP growth is accelerating. This is also showing in better earnings outlooks for corporates. Positive sentiments post the primaries have helped drive up the Argentine market strongly towards the end of the reporting period.

The FTSE Russell index provider announced in September that it would be upgrading Kuwait to ‘emerging market’ status early in 2018. These index status upgrades are driven by a variety of factors but generally are a reflection of positive changes made to a country’s capital markets. Kuwait’s strong return was driven in part by investor speculation leading up to this FTSE decision as well as a rising oil price.

After a slow start to the year, the Nigerian market began to benefit from attractive valuations and increased investor appetite spurred by the launch of the new Investors and Exporters window (I&E) on April 24th. In the subsequent two months approximately USD3.5bn was transacted through the window which spurred a rally in the local equity markets of approximately 39.3%.

Ashmore Emerging Markets Value Fund

The Ashmore Emerging Markets Value Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

EM Equities (MSCI EM) returned +26.5% for the year ended 31 October 2017. The MSCI EM Index started the period with a sharp decline in November 2016, as fears of U.S. protectionism, rising rates and a stronger Dollar jolted global markets. The headwinds were short lived, as the EM equity universe finished higher in each of the subsequent nine months.

Over the period, the Fund’s institutional share class (net) outperformed its benchmark, the MSCI EM Net Index, by 9.7% as it gained 36.2% compared to 26.5% for the benchmark. Security selection was the principal driver to the value added. The Fund’s overweight positions in China and Argentina and underweight positions in South Korea and Taiwan were the largest contributors to both absolute and relative performance. Positions in Mexico and Greece detracted over the period.

Within individual security names, Alibaba Group was the largest contributor to absolute performance, as the company announced its revenue growth would accelerate in the near future, and guided fiscal year 2018 growth at 45% to 49%. However, our slight overweight, meant that only 12bps of relative performance came from our exposure to the company. Other positions that contributed to our outperformance of the index include our allocation to Longfor Properties, Sunny Optical Technologies, Bradespar SA, Ping An Insurance Group and Merry Electronics Co.

Underweight positions to Tencent Holdings and Samsung Electronics detracted from relative performance. Positions in CIA Energetic Minas, Piraeus Bank SA and Banco Do Brasil SA were the largest detractors from absolute performance.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or the “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2016 or the inception date (if later), through October 31, 2017.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Total Return Fund The Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 4.26% 9.36% 2.72% 3.89% Retail Class A (load-waived)1 4.26% 9.12% 2.45% 3.63% Retail Class A (unadjusted)1,2 0.09% 4.76% 1.62% 3.02% Retail Class C (load-waived)1 3.75% 8.31% 1.69% 2.86% Retail Class C (unadjusted)1,2 2.75% 7.31% 1.69% 2.86% 50/25/25 Composite Benchmark3 3.43% 5.90% 1.81% 3.37% Cumulative Returns Through October 31, 2017 (% of NAV) 1,400 Institutional Class Fund Benchmark $1,300,716 1,300 1,200 1,100 Index3 1,000 $1,257,176 900 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Top 5 country exposures (% of NAV) Brazil 11.1% Mexico 6.9% Russia 6.4% South Africa 6.1% Indonesia 5.7% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2017. related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448204059 CUSIP: 044820405 BLOOMBERG: EMKIX US TICKER: EMKIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208357 CUSIP: 044820835 BLOOMBERG: EMKAX US TICKER: EMKAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208274 CUSIP: 044820827 BLOOMBERG: EMKCX US TICKER: EMKCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3.The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,042.60 $1,042.60 $1,037.50 $1,020.06 $1,018.80 $1,015.02 Expense Ratio 1.02% 1.27% 2.02% 1.02% 1.27% 2.02% Expenses Paid* $5.25 $6.54 $10.37 $5.19 $6.46 $10.26 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Hard Currency Debt Fund Ashmore Emerging Markets Hard Currency Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, that are denominated in hard currencies (i.e. the U.S. Dollar or any currency of a nation in the G-7). Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 3.01% 6.86% 4.54% 6.05% Retail Class A (load-waived)1 2.88% 6.72% 4.48% 5.94% Retail Class A (unadjusted)1,2 -1.23% 2.45% 3.63% 5.31% Retail Class C (load-waived)1 2.50% 5.80% 3.77% 5.19% Retail Class C (unadjusted)1,2 1.50% 4.80% 3.77% 5.19% JP Morgan EMBI GD3 3.78% 6.32% 4.80% 6.57% Cumulative Returns Through October 31, 2017 (% of NAV) 1,700 Index3 Fund Benchmark $1,551,653 1,500 1,300 1,100 Institutional Class $1,499,383 900 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Top 5 country exposures (% of NAV) Venezuela 6.3% Ecuador 5.8% Kazakhstan 4.6% Belarus 4.6% Brazil 4.3% based Source:on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries . Data as of and October certain31, hedge 2017 related . Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448203069 CUSIP: 044820306 BLOOMBERG: ESDIX US TICKER: ESDIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208506 CUSIP: 044820850 BLOOMBERG: ESDAX US TICKER: ESDAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208431 CUSIP: 044820843 BLOOMBERG: ESDCX US TICKER: ESDCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3. The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,030.10 $1,028.80 $1,025.00 $1,020.57 $1,019.31 $1,015.53 Expense Ratio 0.92% 1.17% 1.92% 0.92% 1.17% 1.92% Expenses Paid* $4.71 $5.98 $9.80 $4.69 $5.96 $9.75 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Local Currency Bond Fund Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer. Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 3.44% 7.12% -1.64% 0.44% Retail Class A (load-waived)1 3.18% 6.83% -1.89% 0.18% Retail Class A (unadjusted)1,2 -0.95% 2.56% -2.69% -0.41% Retail Class C (load-waived)1 2.99% 6.05% -2.64% -0.57% Retail Class C (unadjusted)1,2 2.00% 5.05% -2.64% -0.57% JP Morgan GBI-EM GD3 3.07% 5.18% -1.58% 0.57% Cumulative Returns Through October 31, 2017 (% of NAV) 1,300 Fund Benchmark 1,200 Index3 1,100 $1,040,333 1,000 900 Institutional Class 800 $1,030,508 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Top 5 country exposures (% of NAV) Brazil 13.0% South Africa 10.6% Poland 10.6% Indonesia 10.5% Russia 9.1% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2017. related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448202079 CUSIP: 044820207 BLOOMBERG: ELBIX US TICKER: ELBIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208761 CUSIP: 044820876 BLOOMBERG: ELBAX US TICKER: ELBAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208688 CUSIP: 044820868 BLOOMBERG: ELBCX US TICKER: ELBCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,034.40 $1,031.80 $1,029.90 $1,020.32 $1,019.06 $1,015.27 Expense Ratio 0.97% 1.22% 1.97% 0.97% 1.22% 1.97% Expenses Paid* $4.97 $6.25 $10.08 $4.94 $6.21 $10.01 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Corporate Debt Fund Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 6.93% 16.45% 5.55% 6.30% Retail Class A (load-waived)1 6.81% 15.99% 5.27% 6.01% Retail Class A (unadjusted)1,2 2.54% 11.35% 4.42% 5.39% Retail Class C (load-waived)1 6.29% 15.16% 4.47% 5.22% Retail Class C (unadjusted)1,2 5.29% 14.16% 4.47% 5.22% JP Morgan CEMBI BD3 3.32% 6.18% 4.81% 5.74% Cumulative Returns Through October 31, 2017 (% of NAV) 1,700 Institutional Class Fund Benchmark $1,523,588 1,500 1,300 Index3 1,100 $1,469,957 900 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Top 5 country exposures (% of NAV) Brazil 19.8% Ukraine 9.5% Jamaica 8.6% Russia 7.4% United Arab Emirates 5.3% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2017. related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US044825049 CUSIP: 044820504 BLOOMBERG: EMCIX US TICKER: EMCIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448206039 CUSIP: 044820603 BLOOMBERG: ECDAX US TICKER: ECDAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448207029 CUSIP: 044820702 BLOOMBERG: ECDCX US TICKER: ECDCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,069.30 $1,068.10 $1,062.90 $1,019.31 $1,018.05 $1,014.27 Expense Ratio 1.17% 1.42% 2.17% 1.17% 1.42% 2.17% Expenses Paid* $6.10 $7.40 $11.28 $5.96 $7.22 $11.02 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Short Duration Fund Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. Dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration. Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months1 1 Year1 Since incpt1 Institutional Class1 5.32% 12.28% 10.32% Retail Class A (load-waived)1 5.27% 12.04% 10.05% Retail Class A (unadjusted)1,2 1.06% 7.56% 8.72% Retail Class C (load-waived)1 4.84% 11.18% 9.22% Retail Class C (unadjusted)1,2 3.84% 10.18% 9.22% JP Morgan CEMBI BD 1-3 Year3 1.11% 3.08% 3.37% 900 1,000 1,100 1,200 1,300 1,400 1,500 Jun-14 Cumulative Sep-14 Dec-14 Returns Mar-15 Fund Jun-15 Through Sep-15 October Dec-15 31, Mar-16 Benchmark 2017 Jun-16 (% Sep-16of Dec-16 NAV) Mar-17 $ $ Institutional Jun-17 1,390,152 Class Sep-17 1,117,796 Index 3 Top 5 country exposures (% of NAV) Brazil 18.5% Russia 12.9% Ecuador 11.9% Venezuela 9.2% Kazakhstan 7.4% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2017. related Share class information INSTITUTIONAL CLASS Launch date: June 24, 2014 Minimum initial investment: $1,000,000 ISIN: US0448206948 CUSIP: 044820694 BLOOMBERG: ESFIX US TICKER: ESFIX RETAIL CLASS A Launch date: September 23, 2014 Minimum initial investment: $1,000 ISIN: US0448207284 CUSIP: 044820728 BLOOMBERG: ESFAX US TICKER: ESFAX RETAIL CLASS C Launch date: June 13, 2017 Minimum initial investment: $1,000 ISIN: US0448207102 CUSIP: 044820710 BLOOMBERG: ESFCX US TICKER: ESFCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A (09/23/2014) and Class C (6/13/2017) shares, performance information shown is based on the performance of the Fund’s Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,053.20 $1,052.70 $1,047.40 $1,021.83 $1,020.57 $1,012.77 Expense Ratio 0.67% 0.92% 1.67% 0.67% 0.92% 1.67% Expenses Paid* $3.47 $4.76 $6.56 $3.41 $4.69 $6.45 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). ). Class C expenses are multiplied by 140/365 days (first live 6/13/2017). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Equity Opportunities Fund Ashmore Emerging Markets Equity Opportunities Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its investment objective by investing principally in Institutional Class shares of other series of Ashmore Funds that invest principally in equity securities and equity-related investments (the “Underlying Equity Funds”). Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months 1 Year Since incpt1 Institutional Class 15.41% 32.11% 20.64% Retail Class A (load-waived) 15.25% 31.85% 20.39% Retail Class A (unadjusted)1 9.20% 24.93% 17.08% Retail Class C (load-waived) 14.95% 31.09% 19.60% Retail Class C (unadjusted)1 13.95% 30.09% 19.60% MSCI EM NET2 16.14% 26.45% 18.63% Cumulative Returns Through October 31, 2017 (% of NAV) 1,600 Institutional Class Fund Benchmark $1,439,147 1,400 Index2 1,200 $1,388,286 1,000 800 Nov-15 Feb-16 May-16 Aug-16 Nov-16 Feb-17 May-17 Aug-17 Top 5 country exposures (% of NAV) China 24.9% South Korea 12.3% Brazil 10.6% Taiwan 8.7% Argentina 4.8% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2017. related Share class information INSTITUTIONAL CLASS Launch date: November 23, 2015 Minimum initial investment: $1,000,000 ISIN: US0448206609 CUSIP: 044820660 BLOOMBERG: AEOIX US TICKER: AEOIX RETAIL CLASS A Launch date: November 23, 2015 Minimum initial investment: $1,000 ISIN: US0448206864 CUSIP: 044820686 BLOOMBERG: AEOAX US TICKER: AEOAX RETAIL CLASS C Launch date: November 23, 2015 Minimum initial investment: $1,000 ISIN: US0448206781 CUSIP: 044820678 BLOOMBERG: AEOCX US TICKER: AEOCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,154.10 $1,152.50 $1,149.50 $1,024.95 $1,023.69 $1,019.91 Expense Ratio 0.05% 0.30% 1.05% 0.05% 0.30% 1.05% Expenses Paid* $0.27 $1.63 $5.69 $0.26 $1.53 $5.35 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. Underlying fund fees are excluded from these rates and amounts.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Active Equity Fund Ashmore Emerging Markets Active Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing investing in equity securities of any market capitalization across both emerging and frontier markets which may be denominated in any currency, including the local currency of the issuer. Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months Since incpt Institutional Class 19.26% 27.94% Retail Class A (load-waived) 19.18% 27.73% Retail Class A (unadjusted)1 12.93% 21.03% Retail Class C (load-waived) 18.97% 26.96% Retail Class C (unadjusted)1 17.97% 26.96% MSCI EM NET2 16.14% 26.79% Cumulative Returns Through October 31, 2017 (% of NAV) 1,300 Institutional Class Fund $1,279,440 1,200 Benchmark 2 Index $1,267,920 1,100 1,000 900 Top 5 country exposures (% of NAV) China 32.5% South Korea 15.9% Brazil 13.5% Taiwan 9.4% India 6.1% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2017. related Share class information INSTITUTIONAL CLASS Launch date: November 1, 2016 Minimum initial investment: $1,000,000 ISIN: US0448205957 CUSIP: 044820595 BLOOMBERG: EMQIX US TICKER: EMQIX RETAIL CLASS A Launch date: November 1, 2016 Minimum initial investment: $1,000 ISIN: US0448206294 CUSIP: 044820629 BLOOMBERG: EMQAX US TICKER: EMQAX RETAIL CLASS C Launch date: November 1, 2016 Minimum initial investment: $1,000 ISIN: US0448206112 CUSIP: 044820611 BLOOMBERG: EMQCX US TICKER: EMQCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,192.60 $1,191.80 $1,189.70 $1,020.06 $1,018.80 $1,015.02 Expense Ratio 1.02% 1.27% 2.02% 1.02% 1.27% 2.02% Expenses Paid* $5.64 $7.02 $11.15 $5.19 $6.46 $10.26 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Small-Cap Equity Fund Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as an issuer with a market capitalization of $2 billion or less at the time of initial investment and $3 billion or less at the time of a subsequent investment in the same issuer. Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 9.01% 22.70% 6.36% 8.24% Retail Class A (load-waived)1 9.03% 22.73% 6.09% 7.93% Retail Class A (unadjusted)1,2 3.31% 16.29% 4.95% 6.98% Retail Class C (load-waived)1 8.65% 21.78% 5.29% 7.14% Retail Class C (unadjusted)1,2 7.65% 20.78% 5.29% 7.14% MSCI EM Small Cap NET3 10.96% 20.72% 5.63% 7.37% Cumulative Returns Through October 31, 2017 (% of NAV) 1,800 Institutional Class Fund Benchmark $1,617,463 1,600 1,400 1,200 Index3 $1,540,762 1,000 Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 Oct-16 Oct-17 Top 5 country exposures (% of NAV) Taiwan 22.9% China 22.2% Brazil 12.5% South Korea 12.4% Argentina 8.0% Source: based on Ashmore aggregate . Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above as. well transactions as G-7 countries . Data as of and October certain31, hedge 2017 related . Share class information INSTITUTIONAL CLASS Launch date: October 4, 2011 Minimum initial investment: $1,000,000 ISIN: US0448201162 CUSIP: 044820116 BLOOMBERG: ESCIX US TICKER: ESCIX RETAIL CLASS A Launch date: February 1, 2012 Minimum initial investment: $1,000 ISIN: US0448207938 CUSIP: 044820793 BLOOMBERG: ESSAX US TICKER: ESSAX RETAIL CLASS C Launch date: August 24, 2012 Minimum initial investment: $1,000 ISIN: US0448207854 CUSIP: 044820785 BLOOMBERG: ESSCX US TICKER: ESSCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,090.10 $1,090.30 $1,086.50 $1,017.54 $1,016.28 $1,012.50 Expense Ratio 1.52% 1.77% 2.52% 1.52% 1.77% 2.52% Expenses Paid* $8.01 $9.33 $13.25 $7.73 $9.00 $12.78 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Frontier Equity Fund Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months 1 Year Since incpt1 Institutional Class 12.00% 27.87% 7.13% Retail Class A (load-waived)1 11.87% 27.53% 6.81% Retail Class A (unadjusted)1,2 6.00% 20.83% 5.37% Retail Class C (load-waived)1 11.56% 26.57% 5.96% Retail Class C (unadjusted)1,2 10.56% 25.57% 5.96% MSCI Frontier Markets NET3 14.73% 27.51% 5.38% 800 900 1,000 1,100 1,200 1,300 1,400 Nov-13 Cumulative Feb-14 May-14 Returns Aug-14 Fund Nov-14 Through Feb-15 May-15 Aug-15 October 31, Nov-15 Benchmark Feb-16 2017 (% May-16 of Aug-16 NAV) Nov-16 $ Institutional Feb-17 $ May-17 1,317,076 Class Aug-17 1,232,353 Index 3 Top 5 country exposures (% of NAV) Argentina 17.8% United Arab Emirates 10.6% Kuwait 7.6% Pakistan 7.1% Nigeria 6.8% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2017. related Share class information INSTITUTIONAL CLASS Launch date: November 5, 2013 Minimum initial investment: $1,000,000 ISIN: US0448207367 CUSIP: 044820736 BLOOMBERG: EFEIX US TICKER: EFEIX RETAIL CLASS A Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207516 CUSIP: 044820751 BLOOMBERG: EFEAX US TICKER: EFEAX RETAIL CLASS C Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207441 CUSIP: 044820744 BLOOMBERG: EFECX US TICKER: EFECX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,120.00 $1,118.70 $1,115.60 $1,017.54 $1,016.28 $1,012.50 Expense Ratio 1.52% 1.77% 2.52% 1.52% 1.77% 2.52% Expenses Paid* $8.12 $9.45 $13.44 $7.73 $9.00 $12.78 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY
Ashmore Emerging Markets Value Fund Ashmore Emerging Markets Value Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer. Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2017 6 Months 1 Year1 5 Year1 Since incpt1 Institutional Class1 16.98% 36.21% 5.66% 2.32% Retail Class A (load-waived)1 16.88% 35.90% 5.37% 2.01% Retail Class A (unadjusted)1,2 10.75% 28.77% 4.22% 1.15% Retail Class C (load-waived)1 16.41% 34.89% 4.83% 8.22% Retail Class C (unadjusted)1,2 15.41% 33.89% 4.83% 8.22% MSCI EM NET3 16.14% 26.45% 4.83% 2.52% Cumulative Returns Through October 31, 2017 (% of NAV) 1,200 Index3 Fund Benchmark $1,171,355 1,100 1,000 900 800 Institutional Class 700 $1,156,856 600 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Top 5 country exposures (% of NAV) China 40.5% India 10.8% Argentina 10.7% Brazil 10.5% South Korea 5.9% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2017. related Share class information INSTITUTIONAL CLASS Launch date: June 22, 2011 Minimum initial investment: $1,000,000 ISIN: US0448208191 CUSIP: 044820819 BLOOMBERG: EMFIX US TICKER: EMFIX RETAIL CLASS A Launch date: February 27, 2012 Minimum initial investment: $1,000 ISIN: US0448207771 CUSIP: 044820777 BLOOMBERG: EMEAX US TICKER: EMEAX RETAIL CLASS C Launch date: March 7, 2017 Minimum initial investment: $1,000 ISIN: US0448207698 CUSIP: 044820769 BLOOMBERG: EMECX US TICKER: EMECX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (03/07/2017), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2017) $1,169.80 $1,168.80 $1,164.10 $1,019.31 $1,018.05 $1,014.27 Expense Ratio 1.17% 1.42% 2.17% 1.17% 1.42% 2.17% Expenses Paid* $6.40 $7.76 $11.84 $5.96 $7.22 $11.02 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

KPMG LLP

Aon Center

Suite 5500

200 E. Randolph Street

Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Ashmore Funds:

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, and Ashmore Emerging Markets Value Fund (Funds within Ashmore Funds), including the schedules of investments, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 22, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

(This page has been intentionally left blank)

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2017

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Hard Currency Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
ASSETS:
Investments in securities, at value	$1,049,331,699	$7,149,294	$65,993,469
Investments in affiliates, at value	—	—	—
Investments in fully funded total return swaps, at value	3,662,060	—	2,520,965
Deposit held at broker	1,290,107	—	736,636
Cash	59,005,183	231,860	15,429,188
Foreign currency, at value	2,112,522	3,995	420,957
Unrealized appreciation on forward foreign currency exchange contracts	2,333,923	—	268,950
Variation margin receivable on centrally cleared swap contracts	25,311	—	8,489
Unrealized appreciation on interest rate swap contracts	3,776	—	1,052
Due from broker	1,461,260	—	461,177
Receivable for securities and currencies sold	11,661,826	46,273	—
Receivable for fund shares sold	659,747	1,517	49,440
Receivable from Investment Manager	77,659	14,756	22,137
Interest and dividends receivable	21,435,212	138,286	1,276,325
Other assets	20,004	186	2,258
Total Assets	1,153,080,289	7,586,167	87,191,043
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	5,862,670	—	1,035,463
Variation margin payable on centrally cleared swap contracts	59,808	—	12,969
Unrealized depreciation on interest rate swap contracts	—	—	20,862
Payable for securities and currencies purchased	7,310,695	—	—
Payable for when-issued securities	—	—	—
Payable for fund shares redeemed	1,150,090	—	12,469
Distributions payable	900,801	6,314	—
Due to broker	3,616,385	—	249,950
Investment Manager fee payable	950,004	5,740	70,600
Trustees’ fees payable	32,150	198	2,327
Deferred foreign capital gains taxes payable	—	—	—
Other liabilities	139,697	16,827	26,495
Total Liabilities	20,022,300	29,079	1,431,135
Net Assets	$1,133,057,989	$7,557,088	$85,759,908
NET ASSETS:
Paid in capital	$1,176,006,406	$8,381,921	$90,236,773
Undistributed (distributions in excess of) net investment income (loss)	18,201,510	(12,547)	704,088
Accumulated net realized gain (loss)	(57,140,995)	(979,072)	(1,796,510)
Net unrealized appreciation (depreciation)	(4,008,932)	166,786	(3,384,443)
Net Assets	$1,133,057,989	$7,557,088	$85,759,908

Net Assets:
Class A	$18,231,055	$370,827	$914,714
Class C	3,926,025	3,937	98,487
Institutional Class	1,110,900,909	7,182,324	84,746,707

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	2,217,402	43,041	126,650
Class C	478,225	460	13,725
Institutional Class	133,175,127	839,376	11,303,133

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$8.22	$8.62	$7.22
Class C	8.21	8.56	7.18
Institutional Class	8.34	8.56	7.50

Cost of Investments in securities	$1,049,774,674	$6,982,881	$68,515,579
Cost of Investments in affiliates	$—	$—	$—
Cost of Investments in fully funded total return swaps	$4,260,742	$—	$2,758,268
Cost of foreign currency held	$2,112,977	$3,623	$421,410

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Equity Opportunities Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Value Fund

$336,674,421	$172,514,818	$—	$17,506,025	$37,560,162	$85,422,779	$8,003,463
—	—	7,326,116	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
16,800,230	17,437,331	97,641	510,530	2,106,705	4,312,804	235,307
28,516	24,919	—	461	4,182,130	211,153	1,146
19,593	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
3,259,091	3,225,190	—	767,244	10,806,112	644,863	—
1,716,645	610,223	25	325	26,312	10,149	7,819
13,891	22,559	22,453	48,462	15,920	51,787	10,574
5,189,181	3,123,907	—	7,919	16,062	137,259	6,034
6,504	4,412	157	280	770	1,495	186
363,708,072	196,963,359	7,446,392	18,841,246	54,714,173	90,792,289	8,264,529

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
2,986,773	7,548,804	—	754,105	15,120,159	1,088,061	—
—	454,321	—	—	—	—	—
56,020	28,067	—	—	10,570	16,719	—
323,111	266,223	—	—	—	—	—
—	—	—	—	—	—	—
327,542	90,129	—	14,944	48,285	103,817	8,939
8,855	4,365	214	483	1,022	1,982	359
—	—	—		—	—57,127	—
48,066	26,056	7,552	15,768	17,360	30,536	13,468
3,750,367	8,417,965	7,766	785,300	15,197,396	1,298,242	22,766
$359,957,705	$188,545,394	$7,438,626	$18,055,946	$39,516,777	$89,494,047	$8,241,763

$387,852,573	$178,810,256	$5,365,203	$14,849,772	$38,701,205	$76,635,358	$7,020,216
(351,604)	451,688	259	104,676	410,690	(5,601)	128,510
(33,133,950)	3,638,002	1,279,845	1,416,239	(2,544,600)	6,033,297	(395,593)
5,590,686	5,645,448	793,319	1,685,259	2,949,482	6,830,993	1,488,630
$359,957,705	$188,545,394	$7,438,626	$18,055,946	$39,516,777	$89,494,047	$8,241,763

$11,994,590	$10,177,700	$14,277	$12,771	$846,864	$7,710,195	$133,594
9,529,507	187,977	14,103	12,696	251,031	459,436	2,469
338,433,608	178,179,717	7,410,246	18,030,479	38,418,882	81,324,416	8,105,700

1,400,595	960,390	1,029	1,004	82,004	771,605	11,969
1,114,054	18,401	1,026	1,004	23,026	46,781	230
37,939,122	17,118,471	532,219	1,415,009	2,911,992	7,148,998	751,916

$8.56	$10.60	$13.87	$12.72	$10.33	$9.99	$11.16
8.55	10.22	13.75	12.65	10.90	9.82	10.73
8.92	10.41	13.92	12.74	13.19	11.38	10.78
$331,101,000	$166,875,779	$—	$15,820,546	$34,599,770	$78,361,202	$6,514,712
$—	$—	$6,532,797	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—
$28,778	$22,810	$—	$471	$4,182,863	$211,131	$1,206

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2017

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Hard Currency Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$70,664,929	$521,403	$4,939,077
Payment-in-kind interest, net of foreign tax withholdings*	—	—	—
Dividends, net of foreign tax withholdings*	—	—	—
Dividends from affiliates	—	—	—
Total Income	70,664,929	521,403	4,939,077
EXPENSES:
Investment Manager fees	9,139,266	63,307	797,452
Administration fees	182,770	1,407	16,781
Custody fees	378,581	2,023	87,342
Professional fees	184,656	22,610	42,694
Trustees’ fees	120,505	930	10,940
Offering expenses and registration fees	82,500	49,723	50,530
Insurance fees	40,405	351	4,920
Printing fees	61,765	27,453	27,378
Distribution and servicing fees - Class A	14,471	790	2,342
Distribution and servicing fees - Class C	31,483	48	934
Other	80,020	5,313	18,430
Total Expenses	10,316,422	173,955	1,059,743
Less expenses reimbursed by the Investment Manager	(947,660)	(108,376)	(242,748)
Net Expenses	9,368,762	65,579	816,995
Net Investment Income	61,296,167	455,824	4,122,082
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	15,397,741	36,248	(898,694)
Investments in affiliates	—	—	—
Forward foreign currency exchange contracts	11,482,015	3,368	2,707,313
Interest rate swap contracts	4,442,655	—	1,060,299
Foreign exchange transactions	(1,265,921)	(1,191)	(203,782)
Net Realized Gain (Loss)	30,056,490	38,425	2,665,136
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $-, $-, $-, $7,434, $(57,127), and $-, respectively)	(9,604,117)	(20,213)	(232,880)
Investments in affiliates	—	—	—
Forward foreign currency exchange contracts	356,652	(170)	(376,255)
Investments in fully funded total return swaps	245,275	—	(26,577)
Interest rate swap contracts	(1,405,993)	—	(387,632)
Foreign exchange translations	(247,050)	420	(39,766)
Change in Net Unrealized Appreciation (Depreciation)	(10,655,233)	(19,963)	(1,063,110)
Net Realized and Unrealized Gains	19,401,257	18,462	1,602,026
Net Increase in Net Assets Resulting from Operations	$80,697,424	$474,286	$5,724,108
* Foreign Tax Withholdings	$900,276	$257	$208,882

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Equity Opportunities Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Value Fund
$22,191,341	$14,097,692	$—	$253	$—	$—	$—
2,312,097	—	—	—	—	—	—
—	—	—	194,802	773,476	1,831,447	221,427
—	—	99,845	—	—	—	—
24,503,438	14,097,692	99,845	195,055	773,476	1,831,447	221,427
3,270,496	976,391	—	122,924	528,567	999,546	125,612
56,870	30,040	1,286	2,458	7,047	13,326	2,184
54,626	29,556	—	20,955	45,916	141,555	20,972
69,421	39,096	17,561	30,614	21,813	27,493	17,423
38,071	18,107	860	1,686	4,639	8,811	1,484
59,331	63,951	54,433	143,316	52,566	61,446	50,181
15,823	4,022	—	271	3,037	3,459	577
33,171	31,394	27,289	20,564	29,268	35,615	27,308
24,373	44,572	31	27	1,567	15,848	141
67,761	432	123	108	2,038	2,372	11
26,850	15,655	2,478	9,539	15,676	15,090	11,023
3,716,793	1,253,216	104,061	352,462	712,134	1,324,561	256,916
(295,848)	(201,321)	(100,692)	(226,921)	(172,952)	(293,467)	(129,266)
3,420,945	1,051,895	3,369	125,541	539,182	1,031,094	127,650
21,082,493	13,045,797	96,476	69,514	234,294	800,353	93,777
4,185,910	2,639,434	—	1,526,903	4,803,452	10,823,589	3,042,457
—	—	1,279,977	—	—	—	—
91,953	159,266	—	(587)	(391)	164	(33)
—	—	—	—	—	—	—
(45,298)	(56,473)	—	(14,809)	(23,606)	(113,094)	(17,086)
4,232,565	2,742,227	1,279,977	1,511,507	4,779,455	10,710,659	3,025,338
17,148,895	1,548,726	—	1,685,479	1,967,436	5,110,732	315,888
—	—	428,773	—	—	—	—
2,476	(8,027)	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
2,414	8,367	—	(220)	(11,007)	191	(106)
17,153,785	1,549,066	428,773	1,685,259	1,956,429	5,110,923	315,782
21,386,350	4,291,293	1,708,750	3,196,766	6,735,884	15,821,582	3,341,120
$42,468,843	$17,337,090	$1,805,226	$3,266,280	$6,970,178	$16,621,935	$3,434,897
$8,438	$1,183	$—	$30,565	$67,001	$141,063	$30,329

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Hard Currency Debt Fund		Ashmore Emerging Markets Local Currency Bond Fund

	2017	2016	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$ 61,296,167	$ 47,763,107	$ 455,824	$ 414,865	$ 4,122,082	$ 3,563,483
Net realized gain (loss)	30,056,490	(25,305,230)	38,425	(130,367)	2,665,136	(6,428,101)
Net change in unrealized appreciation (depreciation)	(10,655,233)	65,573,993	(19,963)	472,151	(1,063,110)	11,636,345
Net Increase in Net Assets Resulting from Operations	80,697,424	88,031,870	474,286	756,649	5,724,108	8,771,727
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(348,466)	(120,605)	(18,416)	(5,862)	(32,535)	—
From net realized gains	—	—	(274)	—	—	—
Tax return of capital	—	(90,261)	(226)	—	(11,983)	(33,712)

Total Distributions to Class A Shareholders	(348,466)	(210,866)	(18,916)	(5,862)	(44,518)	(33,712)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(168,371)	(21,383)	(248)	(238)	(2,916)	—
From net realized gains	—	—	(6)	—	—	—
Tax return of capital	—	(36,096)	(3)	—	(1,194)	(2,040)

Total Distributions to Class C Shareholders	(168,371)	(57,479)	(257)	(238)	(4,110)	(2,040)
DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(57,767,974)	(24,746,224)	(415,254)	(390,819)	(2,631,755)	—
From net realized gains	—	—	(8,660)	—	—	—
Tax return of capital	—	(21,115,970)	(4,564)	—	(1,042,650)	(3,565,423)

Total Distributions to Institutional Class Shareholders	(57,767,974)	(45,862,194)	(428,478)	(390,819)	(3,674,405)	(3,565,423)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	14,843,722	370,218	161,923	197,850	51,796	72,875
Net increase (decrease) in net assets resulting from Class C share transactions	1,387,298	1,961,081	56	3,278	26,258	26,584
Net increase (decrease) in net assets resulting from Institutional Class share transactions	279,646,777	233,398,814	966,108	349,812	1,966,867	(3,800,017)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	295,877,797	235,730,113	1,128,087	550,940	2,044,921	(3,700,558)
Total Increase (Decrease) in Net Assets	318,290,410	277,631,444	1,154,722	910,670	4,045,996	1,469,994
NET ASSETS:
Net Assets at the Beginning of year	814,767,579	537,136,135	6,402,366	5,491,696	81,713,912	80,243,918
Net Assets at the End of year	$1,133,057,989	$814,767,579	$7,557,088	$6,402,366	$85,759,908	$ 81,713,912
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$ 18,201,510	$ 2,343,608	$ (12,547)	$ 1,896	$ 704,088	$ (3,268,663)

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Equity Opportunities Fund		Ashmore Emerging Markets Active Equity Fund[1]

2017	2016	2017	2016	2017	2016	2017
$ 21,082,493	$ 21,283,741	$ 13,045,797	$ 8,126,687	$ 96,476	$ 66,923	$ 69,514
4,232,565	(21,319,257)	2,742,227	1,553,759	1,279,977	22,471	1,511,507
17,153,785	26,702,104	1,549,066	5,411,191	428,773	364,546	1,685,259
42,468,843	26,666,588	17,337,090	15,091,637	1,805,226	453,940	3,266,280

(661,364)	(738,593)	(1,352,634)	(200,360)	(182)	(129)	(49)
—	—	(179,607)	—	(44)	—	—
(21,620)	—	—	—	—	—	—

(682,984)	(738,593)	(1,532,241)	(200,360)	(226)	(129)	(49)

(407,649)	(313,829)	(2,912)	—	(167)	(106)	(44)
—	—	—	—	(44)	—	—
(15,724)	—	—	—	—	—	—

(423,373)	(313,829)	(2,912)	—	(211)	(106)	(44)

(18,700,293)	(19,562,627)	(10,516,157)	(7,218,524)	(95,868)	(66,699)	(60,318)
—	—	(1,820,393)	—	(22,504)	—	—
(612,632)	—	—	—	—	—	—

(19,312,925)	(19,562,627)	(12,336,550)	(7,218,524)	(118,372)	(66,699)	(60,318)

(155,365)	3,707,745	(584,049)	9,824,185	209	10,109	10,055

2,985,359	2,567,689	184,019	—	219	10,090	10,069

101,612,097	(26,410,702)	55,004,360	85,635,382	198,088	5,146,488	14,829,953

104,442,091	(20,135,268)	54,604,330	95,459,567	198,516	5,166,687	14,850,077

126,491,652	(14,083,729)	58,069,717	103,132,320	1,884,933	5,553,693	18,055,946

233,466,053	247,549,782	130,475,677	27,343,357	5,553,693	—	—
$359,957,705	$233,466,053	$188,545,394	$130,475,677	$7,438,626	$5,553,693	$18,055,946

$ (351,604)	$ 42,314	$ 451,688	$ 726,727	$ 259	$ —	$ 104,676

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Small-Cap Equity Fund		Ashmore Emerging Markets Frontier Equity Fund		Ashmore Emerging Markets Value Fund

	2017	2016	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$234,294	$129,333	$800,353	$1,024,431	$93,777	$92,557
Net realized gain (loss)	4,779,455	(2,929,906)	10,710,659	(3,609,898)	3,025,338	(1,320,275)
Net change in unrealized appreciation (depreciation)	1,956,429	5,740,777	5,110,923	4,403,486	315,782	2,425,861
Net Increase in Net Assets Resulting from Operations	6,970,178	2,940,204	16,621,935	1,818,019	3,434,897	1,198,143
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(12,062)	(6,300)	(119,379)	(1,369)	(947)	(233)
Total Distributions to Class A Shareholders	(12,062)	(6,300)	(119,379)	(1,369)	(947)	(233)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(3,320)	(4,415)	(3,210)	(465)	(13)	(2)

Total Distributions to Class C Shareholders	(3,320)	(4,415)	(3,210)	(465)	(13)	(2)
DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(536,583)	(707,102)	(1,033,910)	(745,454)	(183,406)	(84,045)

Total Distributions to Institutional Class Shareholders	(536,583)	(707,102)	(1,033,910)	(745,454)	(183,406)	(84,045)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	217,352	202,688	4,057,056	2,123,829	82,543	8,663
Net increase (decrease) in net assets resulting from Class C share transactions	37,565	(165,723)	348,890	7,394	2,155	(917)
Net increase (decrease) in net assets resulting from Institutional Class share transactions	(1,482,267)	(10,989,279)	14,695,771	1,674,862	(4,203,558)	362,763

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	(1,227,350)	(10,952,314)	19,101,717	3,806,085	(4,118,860)	370,509
Total Increase (Decrease) in Net Assets	5,190,863	(8,729,927)	34,567,153	4,876,816	(868,329)	1,484,372
NET ASSETS:
Net Assets at the Beginning of year	34,325,914	43,055,841	54,926,894	50,050,078	9,110,092	7,625,720
Net Assets at the End of year	$39,516,777	$34,325,914	$89,494,047	$54,926,894	$8,241,763	$9,110,092
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$410,690	$(41,221)	$(5,601)	$203,984	$128,510	$7,131

[1]	The Fund commenced investment operations on November 1, 2016.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class A
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$8.01	$7.49	$8.75	$9.30	$10.05

Income (loss) from investment operations:
Net investment income	0.56 [1]	0.58 [1]	0.48 [1]	0.44	0.41
Net realized and unrealized gain (loss)	0.15	0.49	(1.24)	(0.42)	(0.57)

Total from investment operations	0.71	1.07	(0.76)	0.02	(0.16)

Less distributions:

From net investment income	(0.50)	(0.33)	—	(0.33)	(0.43)
From net realized gain	—	—	—	(0.12)	(0.16)
Tax return of capital	—	(0.22)	(0.50)	(0.12)	—

Total distributions	(0.50)	(0.55)	(0.50)	(0.57)	(0.59)

Net asset value at end of year	$8.22	$8.01	$7.49	$8.75	$9.30

Total return[2]	9.12%	15.15%	(8.78)%	0.17%	(1.70)%

Portfolio turnover rate[3]	65%	91%	101%	80%	85%

Net assets, end of year (in thousands)	$18,231	$3,445	$2,951	$8,351	$10,344

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.37%	1.41%	1.37%	1.38%	1.38%
Total expenses after reimbursements	1.27%	1.27%	1.29%	1.30%	1.30%

Net investment income to average net assets:
Net investment income before reimbursements	6.81%	7.48%	5.91%	4.79%	4.55%
Net investment income after reimbursements	6.91%	7.62%	5.99%	4.87%	4.63%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class C
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$8.00	$7.48	$8.74	$9.29	$10.05

Income (loss) from investment operations:
Net investment income	0.46 [1]	0.53 [1]	0.44 [1]	0.37	0.33
Net realized and unrealized gain (loss)	0.19	0.49	(1.26)	(0.42)	(0.57)

Total from investment operations	0.65	1.02	(0.82)	(0.05)	(0.24)

Less distributions:

From net investment income	(0.44)	(0.30)	—	(0.28)	(0.36)
From net realized gain	—	—	—	(0.12)	(0.16)
Tax return of capital	—	(0.20)	(0.44)	(0.10)	—

Total distributions	(0.44)	(0.50)	(0.44)	(0.50)	(0.52)

Net asset value at end of year	$8.21	$8.00	$7.48	$8.74	$9.29

Total return[2]	8.31%	14.32%	(9.58)%	(0.45)%	(2.44)%

Portfolio turnover rate[3]	65%	91%	101%	80%	85%

Net assets, end of year (in thousands)	$3,926	$2,451	$443	$1,028	$969

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.12%	2.15%	2.12%	2.13%	2.13%
Total expenses after reimbursements	2.02%	2.02%	2.03%	2.05%	2.05%

Net investment income to average net assets:
Net investment income before reimbursements	5.59%	6.79%	5.35%	4.04%	3.83%
Net investment income after reimbursements	5.69%	6.92%	5.44%	4.12%	3.91%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$8.13	$7.60	$8.88	$9.43	$10.20
Income (loss) from investment operations:
Net investment income	0.55 [1]	0.61 [1]	0.53 [1]	0.46	0.45
Net realized and unrealized gain (loss)	0.19	0.50	(1.28)	(0.41)	(0.60)

Total from investment operations	0.74	1.11	(0.75)	0.05	(0.15)

Less distributions:

From net investment income	(0.53)	(0.35)	—	(0.35)	(0.46)
From net realized gain	—	—	—	(0.12)	(0.16)
Tax return of capital	—	(0.23)	(0.53)	(0.13)	—

Total distributions	(0.53)	(0.58)	(0.53)	(0.60)	(0.62)

Net asset value at end of year	$8.34	$8.13	$7.60	$8.88	$9.43

Total return[2]	9.36%	15.49%	(8.58)%	0.51%	(1.48)%

Portfolio turnover rate[3]	65%	91%	101%	80%	85%

Net assets, end of year (in thousands)	$1,110,901	$808,872	$533,742	$979,949	$662,412

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.12%	1.16%	1.12%	1.13%	1.13%
Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	6.60%	7.77%	6.40%	5.04%	4.81%
Net investment income after reimbursements	6.70%	7.91%	6.50%	5.15%	4.92%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year excluding the impact of sales charges.
[3]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund

	Class A
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$8.60	$8.13	$8.74	$10.15	$11.06

Income (loss) from investment operations:
Net investment income	0.50	0.61 [1]	0.49 [1]	0.50 [1]	0.46 [1]
Net realized and unrealized gain (loss)	0.06	0.44	(0.62)	0.20	(0.88)

Total from investment operations	0.56	1.05	(0.13)	0.70	(0.42)

Less distributions:

From net investment income	(0.52)	(0.58)	(0.38)	(0.53)	(0.46)
From net realized gain	(0.01)	—	—	(1.58)	(0.03)
Tax return of capital	(0.01)	—	(0.10)	— [2]	—

Total distributions	(0.54)	(0.58)	(0.48)	(2.11)	(0.49)

Net asset value at end of year	$8.62	$8.60	$8.13	$8.74	$10.15

Total return[3]	6.72%	13.41%	(1.36)%	8.46%	(3.86)%

Portfolio turnover rate[4]	27%	68%	35%	99%	81%

Net assets, end of year (in thousands)	$371	$206	$3	$38	$2

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.71%	2.92%	3.81%	3.79%	1.66%
Total expenses after reimbursements	1.17%	1.17%	1.19%	1.20%	1.20%

Net investment income to average net assets:
Net investment income before reimbursements	4.63%	5.48%	3.18%	3.23%	3.75%
Net investment income after reimbursements	6.17%	7.23%	5.80%	5.82%	4.21%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund

	Class C
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$8.55	$8.08	$8.70	$10.12	$11.04

Income (loss) from investment operations:
Net investment income	0.47	0.47 [1]	0.43 [1]	0.44 [1]	0.38 [1]
Net realized and unrealized gain (loss)	—	0.57	(0.62)	0.17	(0.89)

Total from investment operations	0.47	1.04	(0.19)	0.61	(0.51)

Less distributions:

From net investment income	(0.45)	(0.57)	(0.34)	(0.45)	(0.38)
From net realized gain	(0.01)	—	—	(1.58)	(0.03)
Tax return of capital	— [2]	—	(0.09)	— [2]	—

Total distributions	(0.46)	(0.57)	(0.43)	(2.03)	(0.41)

Net asset value at end of year	$8.56	$8.55	$8.08	$8.70	$10.12

Total return[3]	5.80%	13.53%	(2.11)%	7.30%	(4.64)%

Portfolio turnover rate[4]	27%	68%	35%	99%	81%

Net assets, end of year (in thousands)	$4	$4	$1	$1	$1

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.43%	3.81%	4.49%	4.90%	2.41%
Total expenses after reimbursements	1.92%	1.92%	1.93%	1.95%	1.95%

Net investment income to average net assets:
Net investment income before reimbursements	3.89%	3.91%	2.73%	1.99%	3.16%
Net investment income after reimbursements	5.40%	5.80%	5.29%	4.94%	3.62%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund

	Institutional Class
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 8.54	$8.07	$8.68	$10.08	$10.99
Income (loss) from investment operations:
Net investment income	0.55	0.57 [1]	0.51 [1]	0.52 [1]	0.48 [1]
Net realized and unrealized gain (loss)	0.02	0.44	(0.62)	0.18	(0.87)

Total from investment operations	0.57	1.01	(0.11)	0.70	(0.39)

Less distributions:

From net investment income	(0.53)	(0.54)	(0.40)	(0.52)	(0.49)
From net realized gain	(0.01)	—	—	(1.58)	(0.03)
Tax return of capital	(0.01)	—	(0.10)	— [2]	—

Total distributions	(0.55)	(0.54)	(0.50)	(2.10)	(0.52)

Net asset value at end of year	$ 8.56	$8.54	$8.07	$8.68	$10.08

Total return[3]	6.86%	13.06%	(1.10)%	8.41%	(3.64)%

Portfolio turnover rate[4]	27%	68%	35%	99%	81%

Net assets, end of year (in thousands)	$7,182	$6,192	$5,488	$5,573	$29,004

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.46%	2.72%	3.49%	3.43%	1.41%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	4.95%	5.17%	3.64%	3.20%	4.08%
Net investment income after reimbursements	6.49%	6.97%	6.21%	5.71%	4.57%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Amount is less than $0.005 per share.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year excluding the impact of sales charges.
[4]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class A
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 7.06	$ 6.57	$ 8.44	$ 9.13	$ 9.83

Income (loss) from investment operations:
Net investment income	0.34 [1]	0.30 [1]	0.29	0.37 [1]	0.44 [1]
Net realized and unrealized gain (loss)	0.14	0.49	(1.88)	(0.66)	(0.74)

Total from investment operations	0.48	0.79	(1.59)	(0.29)	(0.30)

Less distributions:

From net investment income	(0.09)	—	—	—	(0.22)
From net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.23)	(0.30)	(0.28)	(0.40)	(0.17)

Total distributions	(0.32)	(0.30)	(0.28)	(0.40)	(0.40)

Net asset value at end of year	$ 7.22	$ 7.06	$ 6.57	$ 8.44	$ 9.13

Total return[2]	6.83%	12.37%	(19.17)%	(3.25)%	(3.21)%

Portfolio turnover rate[3]	68%	83%	83%	112%	112%

Net assets, end of year (in thousands)	$ 915	$ 841	$ 712	$ 897	$2,096

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.51%	1.55%	1.51%	1.55%	1.47%
Total expenses after reimbursements	1.22%	1.22%	1.23%	1.25%	1.25%

Net investment income to average net assets:
Net investment income before reimbursements	4.37%	4.10%	3.53%	4.29%	4.38%
Net investment income after reimbursements	4.66%	4.43%	3.81%	4.59%	4.60%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class C
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 7.05	$ 6.56	$ 8.42	$ 9.13	$ 9.83

Income (loss) from investment operations:
Net investment income	0.28 [1]	0.25 [1]	0.18	0.29 [1]	0.38 [1]
Net realized and unrealized gain (loss)	0.15	0.49	(1.82)	(0.67)	(0.75)

Total from investment operations	0.43	0.74	(1.64)	(0.38)	(0.37)

Less distributions:

From net investment income	(0.09)	—	—	—	(0.18)
From net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.21)	(0.25)	(0.22)	(0.33)	(0.14)

Total distributions	(0.30)	(0.25)	(0.22)	(0.33)	(0.33)

Net asset value at end of year	$ 7.18	$ 7.05	$ 6.56	$ 8.42	$ 9.13

Total return[2]	6.05%	11.75%	(19.83)%	(4.18)%	(3.92)%

Portfolio turnover rate[3]	68%	83%	83%	112%	112%

Net assets, end of year (in thousands)	$ 98	$ 70	$ 40	$ 147	$ 124

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.26%	2.30%	2.26%	2.31%	2.22%
Total expenses after reimbursements	1.97%	1.97%	1.99%	2.00%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	3.62%	3.35%	2.71%	3.41%	3.77%
Net investment income after reimbursements	3.91%	3.68%	2.98%	3.72%	3.99%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 7.31	$ 6.80	$ 8.73	$ 9.45	$ 10.18
Income (loss) from investment operations:
Net investment income	0.37 [1]	0.33 [1]	0.31	0.43 [1]	0.49 [1]
Net realized and unrealized gain (loss)	0.15	0.51	(1.93)	(0.71)	(0.78)

Total from investment operations	0.52	0.84	(1.62)	(0.28)	(0.29)

Less distributions:

From net investment income	(0.09)	—	—	—	(0.24)
From net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.24)	(0.33)	(0.31)	(0.44)	(0.19)

Total distributions	(0.33)	(0.33)	(0.31)	(0.44)	(0.44)

Net asset value at end of year	$ 7.50	$ 7.31	$ 6.80	$ 8.73	$ 9.45

Total return[2]	7.12%	12.69%	(18.91)%	(3.04)%	(3.02)%

Portfolio turnover rate[3]	68%	83%	83%	112%	112%

Net assets, end of year (in thousands)	$84,747	$80,803	$79,492	$101,363	$82,543

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.26%	1.30%	1.26%	1.32%	1.22%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.62%	4.35%	3.78%	4.34%	4.64%
Net investment income after reimbursements	4.91%	4.68%	4.07%	4.69%	4.89%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year excluding the impact of sales charges.

[3]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Corporate Debt Fund

	Class A
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 7.92	$ 7.66	$ 8.94	$ 9.25	$ 9.69

Income (loss) from investment operations:
Net investment income	0.57	0.70	0.74	0.55 [1]	0.51 [1]
Net realized and unrealized gain (loss)	0.65	0.21	(1.21)	(0.31)	(0.35)

Total from investment operations	1.22	0.91	(0.47)	0.24	0.16

Less distributions:

From net investment income	(0.56)	(0.65)	(0.67)	(0.55)	(0.52)
From net realized gain	—	—	(0.06)	—	(0.07)
Tax return of capital	(0.02)	—	(0.08)	—	(0.01)

Total distributions	(0.58)	(0.65)	(0.81)	(0.55)	(0.60)

Net asset value at end of year	$ 8.56	$ 7.92	$ 7.66	$ 8.94	$ 9.25

Total return[2]	15.99%	12.92%	(5.27)%	2.53%	1.63%

Portfolio turnover rate[3]	87%	81%	90%	82%	49%

Net assets, end of year (in thousands)	$11,995	$11,466	$7,280	$1,704	$2,852

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.52%	1.57%	1.55%	1.53%	1.71%
Total expenses after reimbursements	1.42%	1.42%	1.42%	1.45%	1.45%

Net investment income to average net assets:
Net investment income before reimbursements	7.11%	8.88%	8.77%	5.79%	5.15%
Net investment income after reimbursements	7.21%	9.03%	8.90%	5.87%	5.41%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Corporate Debt Fund

	Class C
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 7.91	$ 7.66	$ 8.95	$ 9.25	$ 9.70
Income (loss) from investment operations:
Net investment income	0.52	0.63	0.64	0.48 [1]	0.44 [1]
Net realized and unrealized gain (loss)	0.63	0.22	(1.18)	(0.30)	(0.36)

Total from investment operations	1.15	0.85	(0.54)	0.18	0.08

Less distributions:

From net investment income	(0.50)	(0.60)	(0.62)	(0.48)	(0.45)
From net realized gain	—	—	(0.06)	—	(0.07)
Tax return of capital	(0.01)	—	(0.07)	—	(0.01)

Total distributions	(0.51)	(0.60)	(0.75)	(0.48)	(0.53)

Net asset value at end of year	$ 8.55	$ 7.91	$ 7.66	$ 8.95	$ 9.25

Total return[2]	15.16%	11.99%	(6.04)%	1.87%	0.80%

Portfolio turnover rate[3]	87%	81%	90%	82%	49%

Net assets, end of year (in thousands)	$9,530	$6,010	$3,226	$ 421	$ 150

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.27%	2.32%	2.30%	2.28%	2.46%
Total expenses after reimbursements	2.17%	2.17%	2.17%	2.20%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	6.40%	8.16%	8.13%	5.15%	4.42%
Net investment income after reimbursements	6.50%	8.31%	8.26%	5.23%	4.68%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Institutional Class
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 8.24	$ 7.98	$ 9.30	$ 9.61	$ 10.07
Income (loss) from investment operations:
Net investment income	0.62	0.72	0.75	0.59 [1]	0.55 [1]
Net realized and unrealized gain (loss)	0.68	0.24	(1.22)	(0.31)	(0.36)

Total from investment operations	1.30	0.96	(0.47)	0.28	0.19

Less distributions:

From net investment income	(0.60)	(0.70)	(0.71)	(0.59)	(0.57)
From net realized gain	—	—	(0.06)	—	(0.07)
Tax return of capital	(0.02)	—	(0.08)	—	(0.01)

Total distributions	(0.62)	(0.70)	(0.85)	(0.59)	(0.65)

Net asset value at end of year	$ 8.92	$ 8.24	$ 7.98	$ 9.30	$ 9.61

Total return[2]	16.45%	13.02%	(5.08)%	2.91%	1.91%

Portfolio turnover rate[3]	87%	81%	90%	82%	49%

Net assets, end of year (in thousands)	$338,434	$215,990	$237,044	$364,775	$183,567

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.27%	1.32%	1.30%	1.28%	1.46%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	7.34%	9.20%	8.63%	6.14%	5.37%
Net investment income after reimbursements	7.44%	9.35%	8.76%	6.25%	5.66%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year excluding the impact of sales charges.

[3]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

	Class A
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 10.37	$ 9.57	$ 9.99	$ 10.00

Income (loss) from investment operations:
Net investment income	0.83 [2]	1.02	0.67	0.05
Net realized and unrealized gain (loss)	0.34	0.78	(0.41)	(0.01)

Total from investment operations	1.17	1.80	0.26	0.04

Less distributions:

From net investment income	(0.80)	(1.00)	(0.67)	(0.05)
From net realized gain	(0.14)	—	—	—
Tax return of capital	—	—	(0.01)	—

Total distributions	(0.94)	(1.00)	(0.68)	(0.05)

Net asset value at end of period	$ 10.60	$ 10.37	$ 9.57	$ 9.99

Total return[3]	12.04%	19.82%	2.98%	0.45%

Portfolio turnover rate[4]	59%	73%	38%	19%

Net assets, end of period (in thousands)	$10,178	$10,395	$ 425	$ 201

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.05%	1.11%	1.65%	2.93%
Total expenses after reimbursements	0.92%	0.92%	0.93%	0.95%

Net investment income to average net assets:
Net investment income before reimbursements	7.83%	10.63%	6.50%	3.35%
Net investment income after reimbursements	7.96%	10.82%	7.22%	5.33%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

Class C

Period Ended October 31, 2017[6]
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.38 [2]
Net realized and unrealized gain	0.08

Total from investment operations	0.46

Less distributions:

From net investment income	(0.24)
From net realized gain	—
Tax return of capital	—

Total distributions	(0.24)

Net asset value at end of period	$10.22

Total return[3]	4.74%

Portfolio turnover rate[4]	59%

Net assets, end of period (in thousands)	$188

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.79%
Total expenses after reimbursements	1.67%

Net investment income to average net assets:
Net investment income before reimbursements	9.66%
Net investment income after reimbursements	9.78%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Institutional Class

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[7]

Net asset value at beginning of period	$ 10.19	$ 9.40	$ 9.81	$ 10.00
Income (loss) from investment operations:
Net investment income	0.90 [2]	1.07	0.68	0.16
Net realized and unrealized gain (loss)	0.27	0.72	(0.39)	(0.19)

Total from investment operations	1.17	1.79	0.29	(0.03)

Less distributions:

From net investment income	(0.81)	(1.00)	(0.69)	(0.16)
From net realized gain	(0.14)	—	—	—
Tax return of capital	—	—	(0.01)	—

Total distributions	(0.95)	(1.00)	(0.70)	(0.16)

Net asset value at end of period	$ 10.41	$ 10.19	$ 9.40	$ 9.81

Total return[3]	12.28%	20.18%	3.28%	(0.25)%

Portfolio turnover rate[4]	59%	73%	38%	19%

Net assets, end of period (in thousands)	$178,180	$120,081	$26,918	$21,275

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	0.80%	0.89%	1.41%	2.94%
Total expenses after reimbursements	0.67%	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	8.64%	11.66%	6.61%	2.58%
Net investment income after reimbursements	8.77%	11.88%	7.35%	4.85%

[1]	Class A commenced investment operations on September 23, 2014.

[2]	Per share amounts are based on average number of shares outstanding during the period.

[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

[6]	Class C commenced investment operations on June 13, 2017.

[7]	Institutional Class commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Opportunities Fund

	Class A

	Year Ended October 31, 2017	Period Ended October 31, 2016[1]

Net asset value at beginning of period	$10.73	$10.00

Income from investment operations:
Net investment income	0.15	0.24
Net realized and unrealized gain	3.21	0.62

Total from investment operations	3.36	0.86

Less distributions:

From net investment income	(0.18)	(0.13)
From net realized gain	(0.04)	—

Total distributions	(0.22)	(0.13)

Net asset value at end of period	$13.87	$10.73

Total return[2]	31.85%	8.69%

Portfolio turnover rate[3]	118%	15%

Net assets, end of period (in thousands)	$ 14	$ 11

Ratios to average net assets:[4,5]
Total expenses to average net assets:
Total expenses before reimbursements	1.88%	4.92%
Total expenses after reimbursements`	0.30%	0.30%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.32)%	(3.45)%
Net investment income after reimbursements	1.26%	1.17%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Opportunities Fund

	Class C

	Year Ended October 31, 2017	Period Ended October 31, 2016[1]

Net asset value at beginning of period	$10.68	$10.00

Income from investment operations:
Net investment income	0.06	0.14
Net realized and unrealized gain	3.21	0.65

Total from investment operations	3.27	0.79

Less distributions:

From net investment income	(0.16)	(0.11)
From net realized gain	(0.04)	—

Total distributions	(0.20)	(0.11)

Net asset value at end of period	$13.75	$10.68

Total return[2]	31.09%	7.94%

Portfolio turnover rate[3]	118%	15%

Net assets, end of period (in thousands)	$ 14	$ 11

Ratios to average net assets:[4,5]
Total expenses to average net assets:
Total expenses before reimbursements	2.63%	5.66%
Total expenses after reimbursements	1.05%	1.05%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.07)%	(4.19)%
Net investment income after reimbursements	0.51%	0.42%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Opportunities Fund

	Institutional Class

	Year Ended October 31, 2017	Period Ended October 31, 2016[1]

Net asset value at beginning of period	$10.75	$10.00

Income from investment operations:
Net investment income	0.18	0.26
Net realized and unrealized gain	3.21	0.62

Total from investment operations	3.39	0.88

Less distributions:

From net investment income	(0.18)	(0.13)
From net realized gain	(0.04)	—

Total distributions	(0.22)	(0.13)

Net asset value at end of period	$13.92	$10.75

Total return[2]	32.11%	8.94%

Portfolio turnover rate[3]	118%	15%

Net assets, end of period (in thousands)	$7,410	$5,532

Ratios to average net assets:[4,5]
Total expenses to average net assets:
Total expenses before reimbursements	1.61%	4.67%
Total expenses after reimbursements	0.05%	0.05%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.06)%	(3.20)%
Net investment income after reimbursements	1.50%	1.42%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 23, 2015.

[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

[5]	Net investment income and expenses include only the net investment income earned or expenses charged directly to the Fund and do not include net investment income earned or expenses charged to the underlying funds in which the Fund invests a portion of its assets.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

Class A

Period Ended October 31, 2017[1]

Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	2.74

Total from investment operations	2.77

Less distributions:

From net investment income	(0.05)
From net realized gain	—

Total distributions	(0.05)

Net asset value at end of period	$12.72

Total return[2]	27.73%

Portfolio turnover rate[3]	196%

Net assets, end of period (in thousands)	$ 13

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.11%
Total expenses after reimbursements	1.27%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.56)%
Net investment income after reimbursements	0.28%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

Class C

Period Ended October 31, 2017[1]
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gain	2.74

Total from investment operations	2.69

Less distributions:

From net investment income	(0.04)
From net realized gain	—

Total distributions	(0.04)

Net asset value at end of period	$12.65

Total return[2]	26.96%

Portfolio turnover rate[3]	196%

Net assets, end of period (in thousands)	$ 13

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.86%
Total expenses after reimbursements	2.02%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.31)%
Net investment loss after reimbursements	(0.47)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

Institutional Class

Period Ended October 31, 2017[1]
Net asset value at beginning of period	$ 10.00

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain	2.73

Total from investment operations	2.79

Less distributions:

From net investment income	(0.05)
From net realized gain	—

Total distributions	(0.05)

Net asset value at end of period	$ 12.74

Total return[2]	27.94%

Portfolio turnover rate[3]	196%

Net assets, end of period (in thousands)	$18,030

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.87%
Total expenses after reimbursements	1.02%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.28)%
Net investment income after reimbursements	0.57%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 1, 2016.

[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 8.60	$ 7.92	$ 9.35	$10.61	$ 9.77

Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.01)	0.16	0.01 [1]	0.08 [1]
Net realized and unrealized gain (loss)	1.86	0.85	(1.12)	(0.42)	1.31

Total from investment operations	1.92	0.84	(0.96)	(0.41)	1.39

Less distributions:

From net investment income	(0.19)	(0.16)	(0.08)	(0.01)	(0.03)
From net realized gain	—	—	(0.39)	(0.84)	(0.52)

Total distributions	(0.19)	(0.16)	(0.47)	(0.85)	(0.55)

Net asset value at end of year	$10.33	$ 8.60	$ 7.92	$ 9.35	$10.61

Total return[2]	22.73%	10.84%	(10.32)%	(3.93)%	14.65%

Portfolio turnover rate[3]	126%	104%	105%	104%	113%

Net assets, end of year (in thousands)	$ 847	$ 524	$ 259	$ 332	$ 265

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.26%	2.39%	2.33%	2.53%	2.35%
Total expenses after reimbursements	1.77%	1.77%	1.78%	1.80%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.01%	(0.09)%	0.96%	(0.65)%	0.25%
Net investment income after reimbursements	0.50%	0.53%	1.51%	0.08%	0.80%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 9.11	$ 8.40	$ 9.96	$11.33	$10.48

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.12)	0.10	(0.05)[1]	(0.06)[1]
Net realized and unrealized gain (loss)	1.93	0.95	(1.19)	(0.47)	1.46

Total from investment operations	1.95	0.83	(1.09)	(0.52)	1.40

Less distributions:

From net investment income	(0.16)	(0.12)	(0.08)	(0.01)	(0.03)
From net realized gain	—	—	(0.39)	(0.84)	(0.52)

Total distributions	(0.16)	(0.12)	(0.47)	(0.85)	(0.55)

Net asset value at end of year	$10.90	$ 9.11	$ 8.40	$ 9.96	$11.33

Total return[2]	21.78%	10.01%	(11.02)%	(4.71)%	13.93%

Portfolio turnover rate[3]	126%	104%	105%	104%	113%

Net assets, end of year (in thousands)	$ 251	$ 176	$ 311	$ 77	$ 12

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.01%	3.13%	3.09%	3.60%	3.10%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.55%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.76)%	(0.89)%	1.81%	(1.53)%	(1.13)%
Net investment income (loss) after reimbursements	(0.27)%	(0.28)%	2.38%	(0.48)%	(0.58)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 10.94	$ 10.01	$ 11.63	$ 12.96	$ 11.79
Income (loss) from investment operations:
Net investment income	0.09	0.04	0.20	0.02 [1]	0.02 [1]
Net realized and unrealized gain (loss)	2.36	1.07	(1.35)	(0.50)	1.70

Total from investment operations	2.45	1.11	(1.15)	(0.48)	1.72

Less distributions:

From net investment income	(0.20)	(0.18)	(0.08)	(0.01)	(0.03)
From net realized gain	—	—	(0.39)	(0.84)	(0.52)

Total distributions	(0.20)	(0.18)	(0.47)	(0.85)	(0.55)

Net asset value at end of year	$ 13.19	$ 10.94	$ 10.01	$ 11.63	$ 12.96

Total return[2]	22.70%	11.21%	(9.91)%	(3.74)%	15.04%

Portfolio turnover rate[3]	126%	104%	105%	104%	113%

Net assets, end of year (in thousands)	$38,419	$33,626	$42,486	$48,909	$30,370

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.01%	2.10%	2.08%	2.39%	2.11%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.18%	(0.22)%	1.24%	(0.70)%	(0.42)%
Net investment income after reimbursements	0.67%	0.36%	1.80%	0.17%	0.17%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year excluding the impact of sales charges.

[3]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Class A

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 7.98	$ 7.83	$ 10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.36	0.10 [2]	(0.03)
Net realized and unrealized gain (loss)	2.08	(0.09)	(1.45)	0.27

Total from investment operations	2.18	0.27	(1.35)	0.24

Less distributions:

From net investment income	(0.17)	(0.12)	(0.15)	(0.05)
From net realized gain	—	—	(0.86)	—

Total distributions	(0.17)	(0.12)	(1.01)	(0.05)

Net asset value at end of period	$ 9.99	$ 7.98	$ 7.83	$10.19

Total return[3]	27.53%	3.36%	(13.68)%	2.43%

Portfolio turnover rate[4]	107%	76%	91%	157%

Net assets, end of period (in thousands)	$7,710	$2,154	$ 45	$ 9

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.21%	2.45%	2.73%	6.90%
Total expenses after reimbursements	1.77%	1.77%	1.79%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.05%	4.34%	0.25%	(5.89)%
Net investment income (loss) after reimbursements	1.49%	5.02%	1.19%	(0.79)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Class C

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 7.86	$ 7.73	$ 10.15	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.08	(0.05)[2]	(0.83)
Net realized and unrealized gain (loss)	2.00	0.12	(1.36)	1.03

Total from investment operations	2.08	0.20	(1.41)	0.20

Less distributions:

From net investment income	(0.12)	(0.07)	(0.15)	(0.05)
From net realized gain	—	—	(0.86)	—

Total distributions	(0.12)	(0.07)	(1.01)	(0.05)

Net asset value at end of period	$ 9.82	$ 7.86	$ 7.73	$ 10.15

Total return[3]	26.57%	2.61%	(14.51)%	2.02%

Portfolio turnover rate[4]	107%	76%	91%	157%

Net assets, end of period (in thousands)	$ 459	$ 62	$ 53	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.99%	3.05%	3.45%	7.71%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.21)%	0.39%	(1.53)%	(6.42)%
Net investment income (loss) after reimbursements	0.26%	0.92%	(0.60)%	(1.26)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[6]

Net asset value at beginning of period	$ 9.06	$ 8.88	$ 11.35	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.18	0.12 [2]	0.14
Net realized and unrealized gain (loss)	2.37	0.13	(1.58)	1.32

Total from investment operations	2.50	0.31	(1.46)	1.46

Less distributions:

From net investment income	(0.18)	(0.13)	(0.15)	(0.11)
From net realized gain	—	—	(0.86)	—

Total distributions	(0.18)	(0.13)	(1.01)	(0.11)

Net asset value at end of period	$ 11.38	$ 9.06	$ 8.88	$11.35

Total return[3]	27.87%	3.58%	(13.29)%	14.69%

Portfolio turnover rate[4]	107%	76%	91%	157%

Net assets, end of period (in thousands)	$81,324	$52,711	$49,952	$7,280

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.96%	2.05%	2.46%	6.09%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.73%	1.48%	0.34%	(3.68)%
Net investment income after reimbursements	1.17%	2.01%	1.28%	0.89%

[1]	Class A and Class C commenced investment operations on May 7, 2014.

[2]	Per share amounts are based on average number of shares outstanding during the period.

[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

[6]	Institutional Class commenced investment operations on November 05, 2013.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund

	Class A

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 8.34	$ 7.29	$ 9.24	$ 9.66	$ 9.01

Income (loss) from investment operations:
Net investment income	0.06 [1]	0.06	0.03	0.06	0.08 [1]
Net realized and unrealized gain (loss)	2.90	1.05	(1.92)	(0.40)	0.64

Total from investment operations	2.96	1.11	(1.89)	(0.34)	0.72

Less distributions:

From net investment income	(0.14)	(0.06)	(0.06)	(0.08)	(0.06)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	— [2]	—	(0.01)

Total distributions	(0.14)	(0.06)	(0.06)	(0.08)	(0.07)

Net asset value at end of year	$11.16	$ 8.34	$ 7.29	$ 9.24	$ 9.66

Total return[3]	35.90%	15.36%	(20.52)%	(3.58)%	8.11%

Portfolio turnover rate[4]	140%	119%	106%	130%	92%

Net assets, end of year (in thousands)	$ 134	$ 36	$ 24	$ 30	$ 28

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.65%	2.96%	3.56%	3.62%	3.01%
Total expenses after reimbursements	1.42%	1.42%	1.43%	1.45%	1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.64)%	(0.74)%	(1.82)%	(1.45)%	(0.70)%
Net investment income after reimbursements	0.59%	0.80%	0.31%	0.72%	0.86%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund

	Class C

	Period Ended October 31, 2017	Period Ended August 9, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 8.86 [5]	$ 8.17	$ 10.46	$11.00	$10.32

Income (loss) from investment operations:
Net investment income (loss)	— [1,2]	0.01	(0.04)	(0.01)	(0.03)[1]
Net realized and unrealized gain (loss)	1.93	0.81	(2.19)	(0.45)	0.78

Total from investment operations	1.93	0.82	(2.23)	(0.46)	0.75

Less distributions:

From net investment income	(0.06)	(0.03)	(0.06)	(0.08)	(0.06)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	— [2]	—	(0.01)

Total distributions	(0.06)	(0.03)	(0.06)	(0.08)	(0.07)

Net asset value at end of period	$10.73	$ 8.96 [6]	$ 8.17	$10.46	$11.00

Total return[3]	10.81%	10.02%	(21.38)%	(4.24)%	7.58%

Portfolio turnover rate[4]	140%	119%	106%	130%	92%

Net assets, end of period (in thousands)	$ 2	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.38%	3.86%	4.31%	4.34%	3.77%
Total expenses after reimbursements	2.17%	2.22%	2.18%	2.20%	2.20%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.20)%	(1.39)%	(2.57)%	(2.25)%	(1.81)%
Net investment income (loss) after reimbursements	0.01%	0.25%	(0.44)%	(0.11)%	(0.24)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund

	Institutional Class

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of year	$ 8.05	$ 7.02	$ 8.88	$ 9.27	$ 8.62
Income (loss) from investment operations:
Net investment income	0.08 [1]	0.08	0.05	0.08	0.07 [1]
Net realized and unrealized gain (loss)	2.80	1.02	(1.85)	(0.39)	0.65

Total from investment operations	2.88	1.10	(1.80)	(0.31)	0.72

Less distributions:

From net investment income	(0.15)	(0.07)	(0.06)	(0.08)	(0.06)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	— [2]	—	(0.01)

Total distributions	(0.15)	(0.07)	(0.06)	(0.08)	(0.07)

Net asset value at end of year	$10.78	$ 8.05	$ 7.02	$ 8.88	$ 9.27

Total return[3]	36.21%	15.80%	(20.34)%	(3.40)%	8.48%

Portfolio turnover rate[4]	140%	119%	106%	130%	92%

Net assets, end of year (in thousands)	$8,106	$9,074	$ 7,601	$10,304	$9,825

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.35%	2.71%	3.31%	3.37%	2.76%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.33)%	(0.46)%	(1.59)%	(1.28)%	(0.79)%
Net investment income after reimbursements	0.85%	1.08%	0.55%	0.92%	0.80%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Amount is less than $0.005 per share.

[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Initial investment in Class C occurred on March 3, 2017. The beginning NAV for Class C is the end of day NAV for the Institutional Class on March 3, 2017.

[6]	There were no investors in Ashmore Emerging Markets Value Fund Class C at the year ended October 31, 2016. Net asset value shown represents net asset value prior to the final redemption.

[7]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $1,854,199)
Angola (Rep of), 9.500%, 11/12/2025		1,914,000	$2,086,260	0.18
			2,086,260	0.18

Argentina (Cost $31,490,045)
Argentina (Rep of), 6.875%, 04/22/2021		2,309,000	2,516,810	0.22
Argentina (Rep of), 7.500%, 04/22/2026		3,665,000	4,141,450	0.37
Argentina (Rep of), 8.280%, 12/31/2033		1,030,298	1,181,751	0.10
Argentina (Rep of), 8.280%, 12/31/2033		1,818,443	2,122,123	0.19
Argentina (Rep of), 2.500%, 12/31/2038		5,928,446	4,259,588	0.38
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.50%) 24.129%, 03/11/2019	ARS	8,343,000	480,208	0.04
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.25%) 24.782%, 03/01/2020	ARS	8,070,000	481,539	0.04
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.00%) 23.795%, 04/03/2022	ARS	46,013,600	2,697,455	0.24
Argentina POM Politica Monetaria, (Floating, Argentina Central Bank 7D Repo Rate + 0.00%) 27.142%, 06/21/2020	ARS	70,759,897	4,297,920	0.38
Argentine Bonos del Tesoro, 22.750%, 03/05/2018	ARS	46,914,773	2,628,179	0.23
Argentine Bonos del Tesoro, 21.200%, 09/19/2018	ARS	23,435,000	1,300,412	0.12
Letras del Banco Central de la Republica Argentina, 22.590%, 06/21/2018(2)	ARS	106,524,605	5,111,432	0.45
			31,218,867	2.76

Azerbaijan (Cost $7,514,323)
Southern Gas Corridor CJSC, 6.875%, 03/24/2026		3,450,000	3,898,638	0.34
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/2023		3,140,000	3,152,560	0.28
State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/2030		640,000	703,452	0.06
			7,754,650	0.68

Bahrain (Cost $1,200,000)
Bahrain (Rep of), 7.500%, 09/20/2047(3)(4)		1,200,000	1,168,913	0.10
			1,168,913	0.10

Belarus (Cost $17,227,173)
Belarus (Rep of), 8.950%, 01/26/2018		9,067,000	9,158,396	0.81
Belarus (Rep of), 6.875%, 02/28/2023(3)		4,406,000	4,682,256	0.41
Belarus (Rep of), 7.625%, 06/29/2027(3)		3,580,000	3,946,950	0.35
			17,787,602	1.57

Brazil (Cost $120,234,701)
Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 06/10/2019		2,700,000	2,857,977	0.25
Banco Nacional de Desenvolvimento Economico e Social, 4.750%, 05/09/2024		1,107,000	1,118,402	0.10
Brazil (Rep of), 2.625%, 01/05/2023		780,000	753,870	0.07
Brazil (Rep of), 4.250%, 01/07/2025		3,264,000	3,312,960	0.29
Brazil (Rep of), 6.000%, 04/07/2026		1,086,000	1,204,917	0.11
Brazil (Rep of), 4.625%, 01/13/2028		1,522,000	1,511,346	0.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Brazil (continued)
Brazil (Rep of), 8.250%, 01/20/2034		796,000	$1,034,402	0.09
Brazil (Rep of), 7.125%, 01/20/2037		2,191,000	2,617,149	0.23
Brazil (Rep of), 5.625%, 01/07/2041		1,068,000	1,082,418	0.10
Brazil (Rep of), 5.000%, 01/27/2045		2,174,000	2,011,783	0.18
Brazil (Rep of), 5.625%, 02/21/2047		1,809,000	1,843,371	0.16
Brazil Notas do Tesouro Nacional Serie B, 6.000%, 08/15/2022(5)	BRL	19,462,000	19,015,865	1.68
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2023	BRL	80,037,000	24,876,818	2.20
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2025	BRL	71,906,000	22,208,584	1.96
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	80,254,000	24,714,299	2.18
CSN Islands XI Corp., 6.875%, 09/21/2019		1,025,000	953,762	0.08
CSN Resources S.A., 6.500%, 07/21/2020		1,045,000	966,625	0.09
MARB BondCo PLC, 7.000%, 03/15/2024		700,000	705,250	0.06
Petrobras Global Finance B.V., 6.875%, 01/20/2040		4,105,000	4,181,969	0.37
Petrobras Global Finance B.V., 6.850%, 06/05/2115		515,000	493,112	0.04
QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/2018		1,154,757	1,137,321	0.10
QGOG Constellation S.A., 9.500%, 11/09/2024		3,760,000	2,848,764	0.25
			121,450,964	10.72

Chile (Cost $13,921,596)
Banco del Estado de Chile, 3.875%, 02/08/2022		510,000	532,881	0.05
Chile (Rep of), 3.125%, 01/21/2026		637,000	651,333	0.06
Corp. Nacional del Cobre de Chile, 4.250%, 07/17/2042		1,461,000	1,477,277	0.13
Corp. Nacional del Cobre de Chile, 5.625%, 10/18/2043		1,382,000	1,691,999	0.15
Corp. Nacional del Cobre de Chile, 4.875%, 11/04/2044		4,721,000	5,229,669	0.46
Corp. Nacional del Cobre de Chile, 4.500%, 08/01/2047		2,240,000	2,353,523	0.21
Empresa Nacional del Petroleo, 3.750%, 08/05/2026		1,260,000	1,257,654	0.11
Empresa Nacional del Petroleo, 4.500%, 09/14/2047(3)(4)		1,602,000	1,523,902	0.13
			14,718,238	1.30

China (Cost $14,068,733)
Amber Circle Funding Ltd., 3.250%, 12/04/2022		842,000	857,654	0.08
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016(3)(4)(6)(7)		1,975,424	—	—
Sinochem Overseas Capital Co. Ltd., 4.500%, 11/12/2020		8,028,000	8,490,413	0.75
Sinochem Overseas Capital Co. Ltd., 6.300%, 11/12/2040		1,610,000	2,060,794	0.18
Sunac China Holdings Ltd., 7.950%, 08/08/2022		900,000	915,380	0.08
			12,324,241	1.09

Colombia (Cost $35,491,229)
Colombia (Rep of), 7.375%, 03/18/2019		3,576,000	3,826,320	0.34
Colombia (Rep of), 11.750%, 02/25/2020		765,000	927,562	0.08
Colombia (Rep of), 4.000%, 02/26/2024		650,000	676,650	0.06
Colombia (Rep of), 8.125%, 05/21/2024		1,408,000	1,784,640	0.16
Colombia (Rep of), 3.875%, 04/25/2027		1,956,000	1,968,714	0.17
Colombia (Rep of), 7.375%, 09/18/2037		3,828,000	5,052,960	0.44
Colombia (Rep of), 6.125%, 01/18/2041		3,772,000	4,439,644	0.39
Colombia (Rep of), 5.625%, 02/26/2044		2,613,000	2,910,882	0.26
Colombia (Rep of), 5.000%, 06/15/2045		837,000	861,064	0.08
Colombian TES, 7.000%, 05/04/2022	COP	27,497,300,000	9,399,710	0.83

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Colombia (continued)
Empresa de Telecomunicaciones de Bogota, 7.000%, 01/17/2023	COP	1,416,000,000	$376,653	0.03
Empresas Publicas de Medellin ESP, 8.400%, 11/08/2027		8,597,000,000	2,825,140	0.25
			35,049,939	3.09

Costa Rica (Cost $4,812,176)
Costa Rica (Rep of), 4.250%, 01/26/2023		4,206,000	4,158,683	0.37
Instituto Costarricense de Electricidad, 6.950%, 11/10/2021		400,000	437,600	0.04
Instituto Costarricense de Electricidad, 6.375%, 05/15/2043		390,000	366,588	0.03
			4,962,871	0.44

Croatia (Cost $12,318,615)
Croatia (Rep of), 6.750%, 11/05/2019		2,676,000	2,886,334	0.25
Croatia (Rep of), 6.625%, 07/14/2020		3,950,000	4,324,326	0.38
Croatia (Rep of), 6.375%, 03/24/2021		1,489,000	1,643,484	0.15
Croatia (Rep of), 6.000%, 01/26/2024		3,370,000	3,837,587	0.34
			12,691,731	1.12

Czech Republic (Cost $2,189,403)
New World Resources N.V., 8.000%, 04/07/2020(7)(8)	EUR	1,938,518	—	—
New World Resources N.V., 4.000%, 10/07/2020(7)(8)	EUR	669,526	—	—
			—	—

Dominican Republic (Cost $21,714,109)
Dominican (Rep of), 7.500%, 05/06/2021		1,617,000	1,788,806	0.16
Dominican (Rep of), 6.600%, 01/28/2024		940,000	1,061,025	0.09
Dominican (Rep of), 5.875%, 04/18/2024		5,609,000	6,106,799	0.54
Dominican (Rep of), 5.500%, 01/27/2025		3,340,000	3,544,575	0.31
Dominican (Rep of), 6.875%, 01/29/2026		3,200,000	3,657,056	0.32
Dominican (Rep of), 7.450%, 04/30/2044		1,820,000	2,161,250	0.19
Dominican (Rep of), 6.850%, 01/27/2045		4,037,000	4,501,255	0.40
			22,820,766	2.01

Ecuador (Cost $56,496,431)
Ecuador (Rep of), 10.500%, 03/24/2020		9,709,000	10,534,265	0.93
Ecuador (Rep of), 10.750%, 03/28/2022		15,030,000	16,983,900	1.50
Ecuador (Rep of), 8.750%, 06/02/2023		5,824,000	6,109,376	0.54
Ecuador (Rep of), 7.950%, 06/20/2024		8,221,000	8,303,210	0.73
Ecuador (Rep of), 9.650%, 12/13/2026		3,176,000	3,445,960	0.31
Ecuador (Rep of), 9.625%, 06/02/2027		3,360,000	3,612,000	0.32
Ecuador (Rep of), 8.875%, 10/23/2027(3)(4)		5,367,000	5,470,637	0.48
EP PetroEcuador via Noble Sovereign Funding I Ltd., (Floating, ICE LIBOR USD 3M + 5.63%) 6.961%, 09/24/2019		5,002,105	5,092,143	0.45
			59,551,491	5.26

Egypt (Cost $18,126,518)
Egypt (Rep of), 6.125%, 01/31/2022		980,000	1,021,869	0.09
Egypt (Rep of), 7.500%, 01/31/2027		7,310,000	8,103,793	0.72
Egypt (Rep of), 6.875%, 04/30/2040		490,000	487,222	0.04
Egypt (Rep of), 8.500%, 01/31/2047		2,940,000	3,325,352	0.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Egypt (continued)
Egypt Treasury Bills, 17.118%, 11/14/2017(2)	EGP	16,650,000	$938,703	0.08
Egypt Treasury Bills, 17.201%, 11/21/2017(2)	EGP	5,250,000	294,929	0.03
Egypt Treasury Bills, 18.775%, 11/28/2017(2)	EGP	19,975,000	1,118,147	0.10
Egypt Treasury Bills, 17.247%, 12/12/2017(2)	EGP	3,500,000	194,545	0.02
Egypt Treasury Bills, 18.958%, 03/13/2018(2)	EGP	5,025,000	267,187	0.02
Egypt Treasury Bills, 16.986%, 04/10/2018(2)	EGP	32,075,000	1,682,649	0.15
Egypt Treasury Bills, 15.759%, 05/22/2018(2)	EGP	18,500,000	952,563	0.08
Egypt Treasury Bills, 16.008%, 07/03/2018(2)	EGP	4,450,000	225,418	0.02
			18,612,377	1.64

El Salvador (Cost $7,457,365)
El Salvador (Rep of), 7.375%, 12/01/2019		1,390,000	1,442,125	0.13
El Salvador (Rep of), 5.875%, 01/30/2025		640,000	632,000	0.06
El Salvador (Rep of), 6.375%, 01/18/2027		380,000	378,100	0.03
El Salvador (Rep of), 8.625%, 02/28/2029		990,000	1,121,175	0.10
El Salvador (Rep of), 8.250%, 04/10/2032		645,000	717,562	0.06
El Salvador (Rep of), 7.650%, 06/15/2035		460,000	479,550	0.04
El Salvador (Rep of), 7.625%, 02/01/2041		2,980,000	3,106,650	0.28
			7,877,162	0.70

Ethiopia (Cost $4,935,721)
Ethiopia (Rep of), 6.625%, 12/11/2024		5,110,000	5,263,300	0.46
			5,263,300	0.46

Gabon (Cost $4,285,258)
Gabon (Rep of), 6.375%, 12/12/2024		4,419,700	4,332,013	0.38
			4,332,013	0.38

Georgia (Cost $3,671,325)
Georgia (Rep of), 6.875%, 04/12/2021		2,840,000	3,180,913	0.28
Georgian Railway JSC, 7.750%, 07/11/2022		540,000	602,786	0.05
			3,783,699	0.33

Ghana (Cost $1,246,913)
Ghana (Rep of), 9.250%, 09/15/2022		1,170,000	1,320,696	0.12
			1,320,696	0.12

Guatemala (Cost $1,796,029)
Guatemala (Rep of), 4.875%, 02/13/2028		1,757,000	1,802,928	0.16
			1,802,928	0.16

Hungary (Cost $17,464,639)
Hungary (Rep of), 5.375%, 02/21/2023		3,604,000	4,036,480	0.36
Hungary (Rep of), 5.750%, 11/22/2023		5,026,000	5,776,915	0.51
Hungary (Rep of), 5.375%, 03/25/2024		2,110,000	2,398,462	0.21
Hungary (Rep of), 5.500%, 06/24/2025	HUF	511,880,000	2,367,149	0.21
Hungary (Rep of), 7.625%, 03/29/2041		2,490,000	3,839,580	0.34
			18,418,586	1.63

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
India (Cost $26,922,089)
Export-Import Bank of India, 4.000%, 01/14/2023		1,359,000	$1,422,145	0.12
Export-Import Bank of India, 3.375%, 08/05/2026		890,000	882,042	0.08
India (Rep of), 7.720%, 05/25/2025	INR	823,510,000	13,253,208	1.17
India (Rep of), 7.590%, 01/11/2026	INR	730,000,000	11,664,075	1.03
			27,221,470	2.40

Indonesia (Cost $58,952,611)
Indonesia (Rep of), 7.000%, 05/15/2022	IDR	37,425,000,000	2,822,602	0.25
Indonesia (Rep of), 5.625%, 05/15/2023	IDR	9,076,000,000	639,064	0.06
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	2,032,000,000	162,629	0.01
Indonesia (Rep of), 4.125%, 01/15/2025		490,000	515,555	0.05
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	50,635,000,000	4,098,357	0.36
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	89,733,000,000	6,724,791	0.59
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	27,075,000,000	2,232,449	0.20
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	114,464,000,000	8,550,809	0.76
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	22,278,000,000	1,520,561	0.13
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	13,068,000,000	1,040,550	0.09
Indonesia (Rep of), 8.500%, 10/12/2035		995,000	1,490,379	0.13
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	31,458,000,000	2,496,444	0.22
Indonesia (Rep of), 6.625%, 02/17/2037		1,524,000	1,961,935	0.17
Indonesia (Rep of), 7.750%, 01/17/2038		2,058,000	2,939,869	0.26
Indonesia (Rep of), 5.250%, 01/17/2042		1,303,000	1,457,635	0.13
Indonesia (Rep of), 5.125%, 01/15/2045		3,251,000	3,609,394	0.32
Indonesia (Rep of), 5.950%, 01/08/2046		2,579,000	3,185,857	0.28
Indonesia (Rep of), 5.250%, 01/08/2047		1,847,000	2,078,333	0.18
Majapahit Holding B.V., 8.000%, 08/07/2019		160,000	175,520	0.02
Majapahit Holding B.V., 7.750%, 01/20/2020		850,000	938,230	0.08
Pertamina Persero PT, 6.000%, 05/03/2042		1,219,000	1,395,076	0.12
Perusahaan Listrik Negara PT, 5.500%, 11/22/2021		4,940,000	5,400,655	0.48
Perusahaan Listrik Negara PT, 5.250%, 05/15/2047		988,000	1,039,528	0.09
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/2025		1,448,000	1,516,600	0.13
Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026		2,080,000	2,204,765	0.20
			60,197,587	5.31

Iraq (Cost $872,950)
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		850,000	832,737	0.07
			832,737	0.07

Ivory Coast (Cost $10,195,331)
Ivory Coast (Rep of), 6.375%, 03/03/2028		776,000	805,718	0.07
Ivory Coast (Rep of), 5.750%, 12/31/2032		9,807,295	9,669,208	0.85
			10,474,926	0.92

Jamaica (Cost $17,804,161)
Digicel Group Ltd., 8.250%, 09/30/2020		12,280,000	12,141,850	1.07
Digicel Group Ltd., 7.125%, 04/01/2022		5,110,000	4,816,175	0.43
Jamaica (Rep of), 6.750%, 04/28/2028		920,000	1,065,903	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Jamaica (continued)
Jamaica (Rep of), 7.875%, 07/28/2045		630,000	$781,200	0.07
			18,805,128	1.66

Jordan (Cost $983,671)
Jordan (Rep of), 5.750%, 01/31/2027		1,030,000	1,030,000	0.09
			1,030,000	0.09

Kazakhstan (Cost $24,552,764)
Development Bank of Kazakhstan JSC, 4.125%, 12/10/2022		2,853,000	2,895,829	0.25
KazAgro National Management Holding JSC, 4.625%, 05/24/2023		1,300,000	1,313,338	0.12
Kazakhstan (Rep of), 5.125%, 07/21/2025		7,024,000	7,807,036	0.69
Kazakhstan (Rep of), 4.875%, 10/14/2044		1,199,000	1,246,068	0.11
Kazakhstan (Rep of), 6.500%, 07/21/2045		1,473,000	1,842,864	0.16
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		3,651,000	4,086,053	0.36
Kazakhstan Temir Zholy National Co. JSC, 6.375%, 10/06/2020		606,000	670,042	0.06
Kazkommertsbank JSC, 5.500%, 12/21/2022		1,588,407	1,578,479	0.14
KazMunayGas National Co. JSC, 9.125%, 07/02/2018		1,041,000	1,086,398	0.09
KazMunayGas National Co. JSC, 7.000%, 05/05/2020		1,744,000	1,902,129	0.17
KazMunayGas National Co. JSC, 6.375%, 04/09/2021		730,000	799,350	0.07
KazMunayGas National Co. JSC, 5.750%, 04/30/2043		1,016,000	1,031,850	0.09
Nostrum Oil & Gas Finance B.V., 8.000%, 07/25/2022		400,000	416,200	0.04
			26,675,636	2.35

Kenya (Cost $686,296)
Kenya (Rep of), 6.875%, 06/24/2024		700,000	727,440	0.06
			727,440	0.06

Kuwait (Cost $1,583,940)
Kuwait (Rep of), 2.750%, 03/20/2022		1,570,000	1,583,737	0.14
			1,583,737	0.14

Lebanon (Cost $19,529,714)
Lebanon (Rep of), 5.150%, 11/12/2018		280,000	281,680	0.02
Lebanon (Rep of), 5.450%, 11/28/2019		890,000	891,032	0.08
Lebanon (Rep of), 6.375%, 03/09/2020		1,864,000	1,893,086	0.17
Lebanon (Rep of), 8.250%, 04/12/2021		2,692,000	2,853,445	0.25
Lebanon (Rep of), 6.100%, 10/04/2022		6,044,000	5,972,149	0.53
Lebanon (Rep of), 6.000%, 01/27/2023		3,780,000	3,677,653	0.32
Lebanon (Rep of), 6.200%, 02/26/2025		1,279,000	1,219,792	0.11
Lebanon (Rep of), 6.600%, 11/27/2026		1,926,000	1,857,392	0.16
Lebanon (Rep of), 6.750%, 11/29/2027		546,000	526,023	0.05
			19,172,252	1.69

Malaysia (Cost $19,794,735)
Malaysia (Rep of), 4.240%, 02/07/2018	MYR	17,790,000	4,215,535	0.37
Malaysia (Rep of), 3.659%, 10/15/2020	MYR	36,082,000	8,563,209	0.76
Malaysia (Rep of), 3.882%, 03/10/2022	MYR	2,246,000	534,578	0.05
Malaysia (Rep of), 3.418%, 08/15/2022	MYR	1,037,000	241,298	0.02
Malaysia (Rep of), 3.480%, 03/15/2023	MYR	146,000	33,695	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Malaysia (continued)
Malaysia (Rep of), 4.181%, 07/15/2024	MYR	2,150,000	$513,613	0.05
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	50,000	11,643	—
Malaysia (Rep of), 4.392%, 04/15/2026	MYR	125,000	30,135	—
Malaysia (Rep of), 3.900%, 11/30/2026	MYR	114,000	26,524	—
Malaysia (Rep of), 4.498%, 04/15/2030	MYR	2,170,000	517,212	0.05
Malaysia (Rep of), 3.844%, 04/15/2033	MYR	193,000	42,403	—
Malaysia (Rep of), 4.254%, 05/31/2035	MYR	468,000	104,962	0.01
Petronas Capital Ltd., 5.250%, 08/12/2019		1,252,000	1,317,066	0.12
Petronas Capital Ltd., 7.875%, 05/22/2022		1,760,000	2,151,922	0.19
Wakala Global Sukuk Bhd., 4.646%, 07/06/2021		1,421,000	1,532,840	0.13
			19,836,635	1.75

Mexico (Cost $79,106,017)
Comision Federal de Electricidad, 4.875%, 01/15/2024		1,453,000	1,552,894	0.14
Comision Federal de Electricidad, 5.750%, 02/14/2042		1,150,000	1,203,187	0.11
Mexican Bonos, 6.500%, 06/10/2021	MXN	273,650,000	14,020,677	1.24
Mexican Bonos, 6.500%, 06/09/2022	MXN	204,860,000	10,452,356	0.92
Mexican Bonos, 8.000%, 12/07/2023	MXN	55,600,000	3,028,082	0.27
Mexican Bonos, 10.000%, 12/05/2024	MXN	62,220,000	3,763,918	0.33
Mexican Bonos, 5.750%, 03/05/2026	MXN	215,910,000	10,226,916	0.90
Mexican Udibonos, 4.000%, 06/13/2019(5)	MXN	35,700,000	11,010,033	0.97
Mexico (Rep of), 6.050%, 01/11/2040		472,000	552,712	0.05
Mexico (Rep of), 4.750%, 03/08/2044		1,206,000	1,202,382	0.11
Mexico (Rep of), 5.550%, 01/21/2045		747,000	835,893	0.07
Mexico (Rep of), 4.600%, 01/23/2046		4,393,000	4,291,961	0.38
Mexico (Rep of), 4.350%, 01/15/2047		907,000	853,941	0.08
Mexico (Rep of), 5.750%, 10/12/2110		588,000	615,930	0.05
Petroleos Mexicanos, 6.000%, 03/05/2020		274,000	292,221	0.03
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	44,460,000	2,077,660	0.18
Petroleos Mexicanos, 6.875%, 08/04/2026		3,095,000	3,477,232	0.31
Petroleos Mexicanos, 6.500%, 06/02/2041		2,460,000	2,490,750	0.22
Petroleos Mexicanos, 5.500%, 06/27/2044		258,000	233,077	0.02
Petroleos Mexicanos, 5.625%, 01/23/2046		1,940,000	1,758,901	0.15
Petroleos Mexicanos, 6.750%, 09/21/2047		2,851,000	2,938,526	0.26
			76,879,249	6.79

Mongolia (Cost $2,844,688)
Energy Resources LLC, 4.352%, 09/30/2022(9)		2,524,297	2,527,452	0.22
Energy Resources LLC, 2.149%, 12/31/2049(2)		992,986	516,353	0.05
Mongolia (Rep of), 5.625%, 05/01/2023(3)(4)		720,000	721,742	0.06
			3,765,547	0.33

Morocco (Cost $6,163,860)
Morocco (Rep of), 4.250%, 12/11/2022		3,932,000	4,126,949	0.37
Morocco (Rep of), 5.500%, 12/11/2042		1,948,000	2,174,186	0.19
			6,301,135	0.56

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Namibia (Cost $501,565)
Namibia (Rep of), 5.250%, 10/29/2025		530,000	$538,374	0.05
			538,374	0.05

Nigeria (Cost $548,376)
Seven Energy Finance Ltd., 10.250%, 10/11/2021		930,781	297,850	0.03
			297,850	0.03

Oman (Cost $3,679,564)
Oman (Rep of), 4.750%, 06/15/2026		1,394,000	1,374,763	0.12
Oman (Rep of), 6.500%, 03/08/2047		2,210,000	2,274,514	0.20
			3,649,277	0.32

Pakistan (Cost $14,130,792)
Pakistan (Rep of), 7.250%, 04/15/2019		5,338,000	5,560,007	0.49
Pakistan (Rep of), 8.250%, 04/15/2024		2,268,000	2,526,663	0.22
Pakistan (Rep of), 8.250%, 09/30/2025		2,390,000	2,681,511	0.24
Second Pakistan International Sukuk (The) Co. Ltd., 6.750%, 12/03/2019		1,890,000	1,969,204	0.18
Third Pakistan International Sukuk (The) Co. Ltd., 5.500%, 10/13/2021		1,583,000	1,611,436	0.14
			14,348,821	1.27

Panama (Cost $10,221,474)
Panama (Rep of), 4.000%, 09/22/2024		470,000	501,020	0.04
Panama (Rep of), 7.125%, 01/29/2026		2,019,000	2,594,415	0.23
Panama (Rep of), 8.875%, 09/30/2027		777,000	1,124,707	0.10
Panama (Rep of), 9.375%, 04/01/2029		381,000	572,453	0.05
Panama (Rep of), 6.700%, 01/26/2036		1,572,000	2,075,040	0.18
Panama (Rep of), 4.500%, 05/15/2047		1,120,000	1,182,720	0.11
Panama (Rep of), 4.300%, 04/29/2053		2,540,000	2,603,500	0.23
			10,653,855	0.94

Paraguay (Cost $1,820,671)
Paraguay (Rep of), 4.625%, 01/25/2023		800,000	851,000	0.07
Paraguay (Rep of), 4.700%, 03/27/2027		956,000	1,003,800	0.09
			1,854,800	0.16

Peru (Cost $24,867,873)
Banco de Credito del Peru, 4.850%, 10/30/2020(3)(4)	PEN	9,670,000	2,974,927	0.26
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	5,140,000	1,660,360	0.15
Peru (Rep of), 7.350%, 07/21/2025		4,489,000	5,871,612	0.52
Peru (Rep of), 6.950%, 08/12/2031	PEN	5,164,000	1,782,119	0.16
Peru (Rep of), 6.150%, 08/12/2032(3)	PEN	1,951,000	627,500	0.05
Peru (Rep of), 8.750%, 11/21/2033		2,706,000	4,248,420	0.37
Peru (Rep of), 6.900%, 08/12/2037	PEN	1,536,000	519,310	0.05
Peru (Rep of), 5.625%, 11/18/2050		4,853,000	6,124,486	0.54
Petroleos del Peru S.A., 5.625%, 06/19/2047		1,508,000	1,587,170	0.14
			25,395,904	2.24

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Philippines (Cost $17,336,390)
Philippines (Rep of), 4.950%, 01/15/2021	PHP	11,000,000	$219,574	0.02
Philippines (Rep of), 3.900%, 11/26/2022	PHP	35,000,000	673,322	0.06
Philippines (Rep of), 10.625%, 03/16/2025		767,000	1,168,927	0.10
Philippines (Rep of), 5.500%, 03/30/2026		500,000	594,510	0.05
Philippines (Rep of), 9.500%, 02/02/2030		2,327,000	3,690,035	0.33
Philippines (Rep of), 7.750%, 01/14/2031		2,938,000	4,226,389	0.37
Philippines (Rep of), 6.375%, 10/23/2034		1,699,000	2,275,838	0.20
Philippines (Rep of), 6.250%, 01/14/2036	PHP	15,000,000	327,391	0.03
Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024		3,136,000	4,038,588	0.36
			17,214,574	1.52

Poland (Cost $15,663,420)
Poland (Rep of), 5.000%, 03/23/2022		943,000	1,036,829	0.09
Poland (Rep of), 3.000%, 03/17/2023		415,000	423,808	0.04
Poland (Rep of), 4.000%, 10/25/2023	PLN	12,273,000	3,566,300	0.31
Poland (Rep of), 3.250%, 07/25/2025	PLN	19,011,000	5,220,262	0.46
Poland (Rep of), 2.500%, 07/25/2026	PLN	23,364,000	5,997,698	0.53
			16,244,897	1.43

Romania (Cost $12,325,428)
Romania (Rep of), 6.750%, 02/07/2022		6,452,000	7,442,266	0.66
Romania (Rep of), 4.375%, 08/22/2023		4,426,000	4,735,200	0.42
Romania (Rep of), 6.125%, 01/22/2044		280,000	355,154	0.03
			12,532,620	1.11

Russian Federation (Cost $48,382,113)
CEDC Finance Corp. International, Inc., 10.000%, 12/31/2022(3)		1,071,532	1,039,386	0.09
Credit Bank of Moscow Via CBOM Finance PLC, 5.875%, 11/07/2021		4,000,000	4,142,912	0.37
Russian Agricultural Bank OJSC Via RSHB Capital S.A., 7.750%, 05/29/2018		1,148,000	1,178,996	0.11
Russian Federal Bond - OFZ, 7.500%, 08/18/2021	RUB	514,379,000	8,839,790	0.78
Russian Federal Bond - OFZ, 7.400%, 12/07/2022	RUB	74,448,000	1,274,642	0.11
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	525,798,000	9,146,709	0.81
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	198,344,000	3,671,467	0.32
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	35,390,000	606,677	0.05
Russian Foreign Bond - Eurobond, 5.250%, 06/23/2047		4,800,000	4,914,000	0.43
Russian Railways via RZD Capital PLC, 5.700%, 04/05/2022		5,615,000	6,093,398	0.54
Russian Standard Ltd., 13.000%, (72% PIK), 10/27/2022(10)		292,112	102,239	0.01
SCF Capital Ltd., 5.375%, 06/16/2023		1,640,000	1,701,008	0.15
Vnesheconombank Via VEB Finance PLC, 5.450%, 11/22/2017		2,734,000	2,738,265	0.24
Vnesheconombank Via VEB Finance PLC, 6.902%, 07/09/2020		2,430,000	2,632,351	0.23
Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022		630,000	683,618	0.06
Vnesheconombank Via VEB Finance PLC, 5.942%, 11/21/2023		1,137,000	1,235,275	0.11
			50,000,733	4.41

Senegal (Cost $3,326,285)
Senegal (Rep of), 8.750%, 05/13/2021		699,000	808,841	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Senegal (continued)
Senegal (Rep of), 6.250%, 05/23/2033		2,489,000	$2,572,755	0.23
			3,381,596	0.30

Serbia (Cost $3,452,141)
Serbia (Rep of), 4.875%, 02/25/2020		2,524,000	2,629,044	0.23
Serbia (Rep of), 7.250%, 09/28/2021		780,000	897,019	0.08
			3,526,063	0.31

South Africa (Cost $70,120,972)
Eskom Holdings SOC Ltd., 6.750%, 08/06/2023		2,124,000	2,171,790	0.19
Eskom Holdings SOC Ltd., 7.125%, 02/11/2025		2,150,000	2,200,022	0.19
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		300,000	319,563	0.03
South Africa (Rep of), 5.500%, 03/09/2020		2,150,000	2,273,625	0.20
South Africa (Rep of), 5.875%, 05/30/2022		2,042,000	2,227,912	0.20
South Africa (Rep of), 7.750%, 02/28/2023	ZAR	64,599,000	4,444,201	0.39
South Africa (Rep of), 4.875%, 04/14/2026		1,990,000	1,978,028	0.18
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	111,069,670	8,510,189	0.75
South Africa (Rep of), 4.300%, 10/12/2028		5,549,000	5,132,825	0.45
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	47,052,052	2,944,052	0.26
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	157,425,280	8,887,331	0.79
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	39,694,200	2,466,488	0.22
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	39,742,660	2,446,371	0.22
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	44,895,480	2,856,234	0.25
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	57,832,000	3,553,956	0.31
South Africa (Rep of), 5.000%, 10/12/2046		4,123,000	3,668,299	0.32
South Africa (Rep of), 5.650%, 09/27/2047		2,080,000	1,993,888	0.18
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	110,313,690	6,796,884	0.60
			64,871,658	5.73

Sri Lanka (Cost $2,013,729)
Sri Lanka (Rep of), 6.825%, 07/18/2026		1,051,000	1,165,399	0.10
Sri Lanka (Rep of), 6.200%, 05/11/2027		871,000	925,654	0.08
			2,091,053	0.18

Suriname (Cost $1,842,233)
Suriname (Rep of), 9.250%, 10/26/2026		1,837,000	1,990,849	0.18
			1,990,849	0.18

Tanzania (Cost $327,506)
HTA Group Ltd., 9.125%, 03/08/2022		310,000	331,762	0.03
			331,762	0.03

Thailand (Cost $4,964,254)
Thailand (Rep of), 1.250%, 03/12/2028(5)	THB	22,210,000	674,896	0.06
Thailand (Rep of), 3.400%, 06/17/2036	THB	58,033,000	1,882,851	0.17
Thailand (Rep of), 4.675%, 06/29/2044	THB	6,522,000	250,274	0.02
Thailand (Rep of), 2.875%, 06/17/2046	THB	77,548,000	2,230,789	0.20
			5,038,810	0.45

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Turkey (Cost $30,101,545)
Turkey (Rep of), 7.000%, 03/11/2019		1,410,000	$1,484,730	0.13
Turkey (Rep of), 7.500%, 11/07/2019		1,620,000	1,752,889	0.15
Turkey (Rep of), 5.625%, 03/30/2021		2,270,000	2,392,739	0.21
Turkey (Rep of), 3.000%, 02/23/2022(5)	TRY	5,042,000	2,079,463	0.18
Turkey (Rep of), 6.250%, 09/26/2022		820,000	889,943	0.08
Turkey (Rep of), 5.750%, 03/22/2024		1,770,000	1,863,838	0.16
Turkey (Rep of), 7.375%, 02/05/2025		1,257,000	1,440,995	0.13
Turkey (Rep of), 10.600%, 02/11/2026	TRY	9,888,000	2,481,416	0.22
Turkey (Rep of), 11.000%, 02/24/2027	TRY	25,590,000	6,543,291	0.58
Turkey (Rep of), 6.000%, 03/25/2027		1,090,000	1,147,988	0.10
Turkey (Rep of), 6.750%, 05/30/2040		1,717,000	1,867,237	0.16
Turkey (Rep of), 6.000%, 01/14/2041		850,000	849,782	0.08
Turkey (Rep of), 5.750%, 05/11/2047		2,201,000	2,097,553	0.19
			26,891,864	2.37

Ukraine (Cost $18,255,954)
DTEK Finance PLC, 10.750%, (51% PIK), 12/31/2024(10)		1,358,068	1,404,242	0.12
Metinvest B.V., 9.373%, (49% PIK), 12/31/2021(10)		5,925,911	6,162,947	0.54
MHP S.E., 7.750%, 05/10/2024		600,000	647,400	0.06
Ukraine (Rep of), 7.750%, 09/01/2021		329,000	351,221	0.03
Ukraine (Rep of), 7.750%, 09/01/2022		642,000	686,109	0.06
Ukraine (Rep of), 7.750%, 09/01/2023		1,032,000	1,095,251	0.10
Ukraine (Rep of), 7.750%, 09/01/2024		478,000	501,038	0.04
Ukraine (Rep of), 7.750%, 09/01/2025		628,000	653,145	0.06
Ukraine (Rep of), 7.750%, 09/01/2026		1,416,000	1,459,981	0.13
Ukraine (Rep of), 7.375%, 09/25/2032(3)		3,072,000	3,028,599	0.27
Ukreximbank Via Biz Finance PLC, 9.750%, 01/22/2025		2,540,000	2,769,870	0.25
UkrLandFarming PLC, 10.875%, 03/26/2018(8)		1,012,816	222,820	0.02
			18,982,623	1.68

United Arab Emirates (Cost $2,315,894)
Emirate of Dubai (Rep of), 7.750%, 10/05/2020		1,569,000	1,792,764	0.16
Emirate of Dubai (Rep of), 5.250%, 01/30/2043		530,000	545,503	0.05
			2,338,267	0.21

Uruguay (Cost $9,839,125)
Uruguay (Rep of), 4.500%, 08/14/2024		1,934,374	2,121,041	0.19
Uruguay (Rep of), 7.875%, 01/15/2033		2,646,000	3,750,705	0.33
Uruguay (Rep of), 7.625%, 03/21/2036		1,674,000	2,364,525	0.21
Uruguay (Rep of), 4.125%, 11/20/2045		884,235	870,972	0.08
Uruguay (Rep of), 5.100%, 06/18/2050		1,186,000	1,271,985	0.11
			10,379,228	0.92

Venezuela (Cost $63,042,511)
Petroleos de Venezuela S.A., 8.500%, 11/02/2017		1,421,466	1,357,501	0.12
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		34,527,750	28,709,824	2.53
Petroleos de Venezuela S.A., 9.000%, 11/17/2021		3,319,076	1,468,691	0.13
Petroleos de Venezuela S.A., 12.750%, 02/17/2022		295,000	133,488	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Venezuela (continued)
Petroleos de Venezuela S.A., 5.375%, 04/12/2027		480,000	$138,720	0.01
Petroleos de Venezuela S.A., 9.750%, 05/17/2035		3,553,147	1,279,133	0.11
Venezuela (Rep of), 7.750%, 10/13/2019		1,750,000	818,125	0.07
Venezuela (Rep of), 6.000%, 12/09/2020		953,000	374,052	0.03
Venezuela (Rep of), 12.750%, 08/23/2022		2,756,000	1,212,640	0.11
Venezuela (Rep of), 9.000%, 05/07/2023		71,570,000	537,725	0.05
Venezuela (Rep of), 8.250%, 10/13/2024		7,880,000	2,659,500	0.24
Venezuela (Rep of), 7.650%, 04/21/2025		752,000	250,040	0.02
Venezuela (Rep of), 11.750%, 10/21/2026		16,306,400	6,644,858	0.59
Venezuela (Rep of), 9.250%, 09/15/2027		1,960,000	720,300	0.06
Venezuela (Rep of), 9.250%, 05/07/2028		3,953,000	1,304,490	0.12
Venezuela (Rep of), 11.950%, 08/05/2031		22,845,300	9,195,233	0.81
			56,804,320	5.01

Vietnam (Cost $5,103,070)
Vietnam (Rep of), 6.750%, 01/29/2020		4,110,000	4,477,356	0.40
Vietnam (Rep of), 4.800%, 11/19/2024		682,000	731,618	0.06
			5,208,974	0.46

Zambia (Cost $4,384,291)
Zambia (Rep of), 8.500%, 04/14/2024		860,000	920,372	0.08
Zambia (Rep of), 8.970%, 07/30/2027		3,609,000	3,934,532	0.35
			4,854,904	0.43

Total Debt Securities (Cost $1,038,076,504)			1,037,924,449	91.60

Bank Loans

China (Cost $281,761)
Far East Energy Bermuda Ltd., 10.000%, 03/29/2016(6)(7)		638,734	—	—
Far East Energy Bermuda Ltd., 25.000%, 03/29/2016(6)(7)		281,761	—	—
			—	—
United Arab Emirates (Cost $10,074,148)
DP World Ltd., 3.750%, 09/30/2022(11)		6,861,804	6,244,241	0.55
DP World Ltd., 4.750%, 09/30/2022(11)		5,315,972	4,836,623	0.43
			11,080,864	0.98

Total Bank Loans (Cost $10,355,909)			11,080,864	0.98

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Mexico (Cost $13,827)
Corp. GEO S.A.B. de C.V., Series B *	MXN	36,793	$2,860	—
			2,860	—

Mongolia (Cost $1,170,643)
Mongolian Mining Corp. *	HKD	6,813,061	210,032	0.02
			210,032	0.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Russian Federation (Cost $130,309)
Roust Corp. *(11)		8,407	$113,494	0.01
			113,494	0.01

Total Equity Securities (Cost $1,314,779)			326,386	0.03

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $27,482)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92 *(3)(4)(7)		1,308,684	$—	—
			—	—

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V. Exp. 07/31/2022, Strike Price $9.75 *(7)	MXN	63,823	—	—
			—	—

Total Warrants (Cost $27,482)			—	—

Total Investments in Securities (Cost $1,049,774,674)			1,049,331,699	92.61

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $4,260,742)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	5,702,000,000	$456,354	0.04
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	262,000,000	20,862	—
Indonesia (Rep of), Issued by Standard Chartered, 12.800%, 06/15/2021	IDR	1,840,000,000	163,409	0.01
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	6,958,000,000	556,877	0.05
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/15/2025	IDR	3,602,000,000	331,298	0.03
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	2,613,000,000	195,824	0.02
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/15/2029	IDR	11,300,000,000	942,981	0.08
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	8,356,000,000	777,315	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	2,727,000,000	$217,140	0.02
			3,662,060	0.32

Total Fully Funded Total Return Swaps (Cost $4,260,742)			3,662,060	0.32

Total Investments (Total Cost $1,054,035,416)			1,052,993,759	92.93

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			80,064,230	7.07

Net Assets			$1,133,057,989	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(4)	Restricted security that has been deemed illiquid. At October 31, 2017 the value of these restricted illiquid securities amounted to $11,860,121 or 1.0% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Bahrain (Rep of), 7.500%, 09/20/2047	09/13/2017	$1,200,000
Banco de Credito del Peru, 4.850%, 10/30/2020	10/26/2017	2,990,013
Ecuador (Rep of), 8.875%, 10/23/2027	10/18/2017-10/27/2017	5,397,762
Empresa Nacional del Petroleo, 4.500%, 09/14/2047	09/11/2017-10/20/2017	1,551,319
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/20/2015	1,953,742
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92	01/14/2013	27,482
Mongolia (Rep of), 5.625%, 05/01/2023	10/25/2017	720,000

(5)	Inflation-indexed bonds are shown at original par and stated coupon rate.

(6)	Maturity has been extended under the terms of a plan of reorganization.

(7)	Security has been deemed worthless and is a Level 3 investment.

(8)	Issuer has defaulted on terms of debt obligation.

(9)	The coupon rate is subject to the performance of the TSIPPCAE Commodity Index.

(10)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(11)	Security is a Level 3 investment.
Percentages shown are based on net assets.

At October 31, 2017, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/03/2017	Citibank	United States Dollar	8,168,486	Brazilian Real	25,775,249	$292,494
11/03/2017	HSBC Bank	United States Dollar	2,075,000	Brazilian Real	6,601,613	57,784
11/30/2017	Merrill Lynch	Czech Koruna	119,240,554	United States Dollar	5,418,486	2,389

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/30/2017	HSBC Bank	United States Dollar	1,199,431	Polish Zloty	4,299,578	$18,274

11/30/2017	Citibank	United States Dollar	1,127,810	Russian Ruble	65,304,716	14,003

12/04/2017	Citibank	United States Dollar	7,903,771	Brazilian Real	25,747,800	68,600

12/04/2017	Goldman Sachs	United States Dollar	2,680,000	Brazilian Real	8,774,454	9,894

12/04/2017	HSBC Bank	United States Dollar	2,019,000	Brazilian Real	6,617,273	5,334

12/04/2017	HSBC Bank	United States Dollar	4,455,000	Brazilian Real	14,623,092	5,128

12/04/2017	Santander	United States Dollar	4,969,056	Brazilian Real	16,234,900	28,703

12/15/2017	Deutsche Bank	Czech Koruna	86,485,520	United States Dollar	3,931,882	5,451

12/15/2017	Standard Chartered	Polish Zloty	22,619,406	United States Dollar	6,211,733	3,721

01/05/2018	HSBC Bank	Czech Koruna	19,207,366	Euro	722,000	31,518

01/05/2018	BNP Paribas	Czech Koruna	42,252,305	United States Dollar	1,710,000	216,818

01/05/2018	BNP Paribas	Czech Koruna	39,240,093	United States Dollar	1,587,061	202,391

01/05/2018	Citibank	Czech Koruna	54,335,102	United States Dollar	2,201,495	276,330

01/05/2018	Standard Chartered	Czech Koruna	39,240,093	United States Dollar	1,589,279	200,174

01/31/2018	BNP Paribas	Chinese Yuan Renminbi	4,557,700	United States Dollar	680,000	2,300

01/31/2018	HSBC Bank	Chinese Yuan Renminbi	3,743,541	United States Dollar	559,740	678

01/31/2018	Barclays	Indian Rupee	84,038,630	United States Dollar	1,259,100	26,797

01/31/2018	BNP Paribas	Indian Rupee	143,124,860	United States Dollar	2,145,800	44,191

01/31/2018	BNP Paribas	Indian Rupee	145,028,789	United States Dollar	2,178,100	41,023

01/31/2018	Goldman Sachs	Indian Rupee	49,057,500	United States Dollar	750,000	642

01/31/2018	Morgan Stanley	Indian Rupee	29,431,233	United States Dollar	443,910	6,425

01/31/2018	ANZ	Korean Won	30,696,161,459	United States Dollar	26,947,732	521,250

01/31/2018	Goldman Sachs	Korean Won	837,511,165	United States Dollar	739,100	10,361

01/31/2018	Barclays	Polish Zloty	21,732,370	United States Dollar	5,935,049	39,065

01/31/2018	ANZ	Taiwan Dollar	499,228,365	United States Dollar	16,581,804	75,160

01/31/2018	HSBC Bank	Taiwan Dollar	18,048,950	United States Dollar	598,440	3,771

01/31/2018	Barclays	Thai Baht	50,783,200	United States Dollar	1,520,000	9,339

01/31/2018	Deutsche Bank	United States Dollar	1,029,000	Colombian Peso	3,134,334,000	7,405

01/31/2018	HSBC Bank	United States Dollar	1,515,000	Colombian Peso	4,594,995,000	17,321

01/31/2018	BNP Paribas	United States Dollar	2,227,868	Mexican Peso	43,339,884	4,260

01/31/2018	Deutsche Bank	United States Dollar	13,085,055	Mexican Peso	254,098,691	48,199

01/31/2018	Santander	United States Dollar	3,355,000	Mexican Peso	65,149,068	12,444

01/31/2018	HSBC Bank	United States Dollar	2,020,000	Peruvian Nuevo Sol	6,595,300	313

01/31/2018	HSBC Bank	United States Dollar	2,840,000	Russian Ruble	168,007,300	2,486

01/31/2018	Merrill Lynch	United States Dollar	1,342,000	Russian Ruble	79,228,325	3,895

01/31/2018	BNP Paribas	United States Dollar	867,000	Singapore Dollar	1,179,263	980

01/31/2018	Deutsche Bank	United States Dollar	600,000	South African Rand	8,482,169	9,479

01/31/2018	Merrill Lynch	United States Dollar	890,000	South African Rand	12,710,649	5,095

01/31/2018	Standard Chartered	United States Dollar	783,000	Turkish Lira	3,044,857	2,038

Subtotal Appreciation						2,333,923

11/03/2017	BNP Paribas	Brazilian Real	1,807,671	United States Dollar	567,850	$(15,491)

11/03/2017	Citibank	Brazilian Real	25,747,800	United States Dollar	7,934,607	(67,002)

11/03/2017	Standard Chartered	Brazilian Real	4,821,390	United States Dollar	1,508,320	(35,076)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/29/2017	HSBC Bank	Romanian Leu	12,193,746	United States Dollar	3,115,100	$(30,015)

11/29/2017	Standard Chartered	Romanian Leu	8,436,641	United States Dollar	2,174,000	(39,483)

11/30/2017	HSBC Bank	Czech Koruna	11,641,530	United States Dollar	530,000	(757)

11/30/2017	Standard Chartered	Czech Koruna	86,485,520	United States Dollar	3,931,964	(188)

11/30/2017	Morgan Stanley	Hungarian Forint	135,595,449	United States Dollar	529,000	(21,113)

11/30/2017	Standard Chartered	Hungarian Forint	1,851,445,997	United States Dollar	7,200,708	(265,917)

11/30/2017	BNP Paribas	Polish Zloty	30,552,461	United States Dollar	8,398,725	(5,514)

11/30/2017	Deutsche Bank	Polish Zloty	30,552,461	United States Dollar	8,413,592	(20,381)

11/30/2017	HSBC Bank	Russian Ruble	1,776,930	United States Dollar	30,771	(464)

11/30/2017	HSBC Bank	Russian Ruble	773,562,380	United States Dollar	13,358,010	(164,492)

11/30/2017	BNP Paribas	Thai Baht	308,715,955	United States Dollar	9,297,917	(4,283)

11/30/2017	Barclays	Turkish Lira	29,320,830	United States Dollar	8,133,604	(472,334)

11/30/2017	Citibank	Turkish Lira	2,863,668	United States Dollar	760,000	(11,749)

12/04/2017	Morgan Stanley	Brazilian Real	9,301,019	United States Dollar	2,855,000	(24,658)

12/15/2017	BNP Paribas	Czech Koruna	185,237,799	United States Dollar	8,567,098	(133,976)

12/15/2017	Merrill Lynch	United States Dollar	474,000	Czech Koruna	10,432,740	(960)

01/03/2018	Santander	United States Dollar	18,440,000	Brazilian Real	65,840,020	(1,525,457)

01/05/2018	BNP Paribas	Euro	7,290,435	United States Dollar	8,748,464	(222,198)

01/05/2018	BNP Paribas	United States Dollar	6,088,759	Euro	5,658,435	(528,860)

01/05/2018	Standard Chartered	United States Dollar	1,005,151	Euro	910,000	(59,106)

01/30/2018	Deutsche Bank	Malaysian Ringgit	3,509,207	United States Dollar	826,610	(65)

01/30/2018	Deutsche Bank	Malaysian Ringgit	11,227,149	United States Dollar	2,649,037	(4,638)

01/30/2018	Deutsche Bank	United States Dollar	2,146,000	Malaysian Ringgit	9,111,916	(186)

01/30/2018	Deutsche Bank	United States Dollar	1,790,000	Malaysian Ringgit	7,611,080	(2,684)

01/31/2018	Credit Suisse	Argentine Peso	60,491,944	United States Dollar	3,296,564	(61,147)

01/31/2018	Deutsche Bank	Chilean Peso	7,951,818,509	United States Dollar	12,599,735	(121,980)

01/31/2018	ANZ	Chinese Yuan Renminbi	175,156,861	United States Dollar	26,565,081	(343,643)

01/31/2018	Barclays	Chinese Yuan Renminbi	8,576,750	United States Dollar	1,300,000	(16,038)

01/31/2018	Credit Suisse	Colombian Peso	21,905,761,622	United States Dollar	7,368,235	(228,336)

01/31/2018	HSBC Bank	Colombian Peso	14,406,461,250	United States Dollar	4,755,000	(59,401)

01/31/2018	HSBC Bank	Hungarian Forint	2,374,719,779	United States Dollar	9,047,241	(119,662)

01/31/2018	BNP Paribas	Indian Rupee	459,676,862	United States Dollar	7,076,633	(42,997)

01/31/2018	Deutsche Bank	Indonesian Rupiah	16,879,230,702	United States Dollar	1,238,233	(6,572)

01/31/2018	Merrill Lynch	Israeli Shekel	14,228,751	United States Dollar	4,081,986	(27,658)

01/31/2018	Goldman Sachs	Mexican Peso	22,775,280	United States Dollar	1,170,000	(1,485)

01/31/2018	HSBC Bank	Mexican Peso	18,841,762	United States Dollar	970,000	(3,299)

01/31/2018	BNP Paribas	Peruvian Nuevo Sol	1,800,587	United States Dollar	555,000	(3,604)

01/31/2018	BNP Paribas	Peruvian Nuevo Sol	16,008,450	United States Dollar	4,920,000	(17,711)

01/31/2018	Credit Suisse	Peruvian Nuevo Sol	35,692,496	United States Dollar	10,988,054	(57,894)

01/31/2018	BNP Paribas	Philippine Peso	198,309,896	United States Dollar	3,827,859	(26,557)

01/31/2018	Merrill Lynch	Romanian Leu	9,039,098	United States Dollar	2,307,423	(20,195)

01/31/2018	Merrill Lynch	Romanian Leu	12,193,746	United States Dollar	3,130,495	(45,024)

01/31/2018	Deutsche Bank	Russian Ruble	773,562,380	United States Dollar	13,235,166	(170,293)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

01/31/2018	Standard Chartered	Russian Ruble	56,447,532	United States Dollar	965,838	$(12,483)

01/31/2018	ANZ	Singapore Dollar	28,050,686	United States Dollar	20,644,631	(44,950)

01/31/2018	BNP Paribas	Singapore Dollar	896,973	United States Dollar	660,000	(1,287)

01/31/2018	Merrill Lynch	South African Rand	38,467,042	United States Dollar	2,766,600	(88,557)

01/31/2018	Merrill Lynch	South African Rand	50,671,993	United States Dollar	3,635,267	(107,526)

01/31/2018	Barclays	Thai Baht	262,605,000	United States Dollar	7,956,522	(48,159)

01/31/2018	Citibank	Thai Baht	267,877,400	United States Dollar	8,102,029	(34,888)

01/31/2018	Standard Chartered	Thai Baht	98,727,633	United States Dollar	2,991,656	(18,468)

01/31/2018	Standard Chartered	Turkish Lira	50,605,575	United States Dollar	13,226,585	(246,987)

01/31/2018	BNP Paribas	United States Dollar	2,070,000	Chilean Peso	1,324,034,100	(7,635)

01/31/2018	HSBC Bank	United States Dollar	554,000	Chilean Peso	354,006,000	(1,496)

01/31/2018	ANZ	United States Dollar	1,315,000	Chinese Yuan Renminbi	8,790,118	(904)

01/31/2018	BNP Paribas	United States Dollar	2,390,000	Chinese Yuan Renminbi	16,004,635	(5,936)

01/31/2018	BNP Paribas	United States Dollar	1,100,000	Czech Koruna	24,234,100	(6,456)

01/31/2018	HSBC Bank	United States Dollar	745,000	Hungarian Forint	198,294,043	(471)

01/31/2018	HSBC Bank	United States Dollar	975,000	Hungarian Forint	260,037,375	(2,591)

01/31/2018	BNP Paribas	United States Dollar	840,000	Indian Rupee	55,000,680	(1,580)

01/31/2018	BNP Paribas	United States Dollar	975,858	Indian Rupee	64,304,133	(8,077)

01/31/2018	Merrill Lynch	United States Dollar	1,740,000	Indian Rupee	114,326,700	(9,343)

01/31/2018	Goldman Sachs	United States Dollar	1,790,000	Indonesian Rupiah	24,549,850,000	(1,378)

01/31/2018	Standard Chartered	United States Dollar	2,850,000	Indonesian Rupiah	39,341,400,000	(20,703)

01/31/2018	HSBC Bank	United States Dollar	2,195,000	Korean Won	2,472,887,000	(17,905)

01/31/2018	Merrill Lynch	United States Dollar	1,088,000	Korean Won	1,221,062,400	(4,689)

01/31/2018	BNP Paribas	United States Dollar	2,504,000	Mexican Peso	48,948,523	(7,366)

01/31/2018	BNP Paribas	United States Dollar	2,986,549	Peruvian Nuevo Sol	9,755,562	(910)

01/31/2018	BNP Paribas	United States Dollar	620,000	Philippine Peso	32,357,800	(250)

01/31/2018	HSBC Bank	United States Dollar	1,791,000	Polish Zloty	6,530,199	(4,117)

01/31/2018	Merrill Lynch	United States Dollar	2,365,000	Polish Zloty	8,646,677	(11,926)

01/31/2018	HSBC Bank	United States Dollar	969,000	Romanian Leu	3,830,883	(356)

01/31/2018	HSBC Bank	United States Dollar	730,000	Romanian Leu	2,900,181	(3,853)

01/31/2018	HSBC Bank	United States Dollar	1,590,000	Singapore Dollar	2,172,609	(5,507)

01/31/2018	Citibank	United States Dollar	735,000	South African Rand	10,560,039	(181)

01/31/2018	BNP Paribas	United States Dollar	677,000	Taiwan Dollar	20,310,000	(652)

01/31/2018	Merrill Lynch	United States Dollar	1,515,000	Taiwan Dollar	45,540,900	(4,491)

01/31/2018	Goldman Sachs	United States Dollar	1,639,000	Thai Baht	54,447,580	(692)

01/31/2018	HSBC Bank	United States Dollar	2,005,000	Thai Baht	66,718,380	(4,227)

01/31/2018	Barclays	United States Dollar	2,015,000	Turkish Lira	7,892,957	(9,429)

02/28/2018	Merrill Lynch	Polish Zloty	22,525,857	United States Dollar	6,278,984	(85,701)

Subtotal Depreciation						(5,862,670)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

Total						$(3,528,747)

At October 31, 2017, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty

MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	3.555% (Receive Quarterly)	MYR	28,198,000	03/18/2018	$1,621	—	$1,621	HSBC Bank

MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	3.560% (Receive Quarterly)	MYR	24,122,000	03/22/2018	2,155	—	2,155	HSBC Bank

							$3,776

At October 31, 2017, the Ashmore Emerging Markets Total Return Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Premiums Paid/ (Received)	Variation Margin Receivable (Payable)	Counterparty
Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	10.375% (Receive at Maturity)	BRL	42,397,222	01/04/2021	$608,281	—	$(9,486)	HSBC Bank

9.610% (Pay at Maturity)	Brazil CETIP Interbank Deposit Rate (Receive at Maturity)	BRL	33,915,256	01/02/2020	(304,827)	—	(5,807)	Santander
Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	10.310% (Receive at Maturity)	BRL	22,803,987	01/04/2021	311,457	—	(5,162)	JP Morgan
Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	10.550% (Receive at Maturity)	BRL	9,971,971	01/02/2025	173,663	—	(18,925)	Santander
Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	9.055% (Receive at Maturity)	BRL	51,016,193	01/02/2020	253,490	—	7,959	BNP Paribas

8.695% (Pay at Maturity)	Brazil CETIP Interbank Deposit Rate (Receive at Maturity)	BRL	16,344,809	01/02/2020	(40,316)	—	(2,400)	Santander

8.880% (Pay at Maturity)	Brazil CETIP Interbank Deposit Rate (Receive at Maturity)	BRL	54,384,429	01/04/2021	69,492	—	14,158	JP Morgan
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.225% (Receive Lunar)	MXN	127,000,000	12/14/2022	—	—	—	Goldman Sachs
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	6.720% (Receive Lunar)	MXN	96,000,000	09/14/2022	(104,829)	—	1,754	Goldman Sachs

2.319% (Pay Semiannually)	U.S. 3 Month LIBOR (Receive Quarterly)	USD	9,040,000	12/15/2027	35,630	—	(3,240)	Goldman Sachs

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Premiums Paid/ (Received)	Variation Margin Receivable (Payable)	Counterparty

2.217% (Pay Semiannually)	U.S. 3 Month LIBOR (Receive Quarterly)	USD	3,880,000	11/28/2026	$1,594	—	$446	HSBC Bank

2.374% (Pay Semiannually)	U.S. 3 Month LIBOR (Receive Quarterly)	USD	9,200,000	09/15/2027	(39,899)	—	(2,816)	Merrill Lynch

2.130% (Pay Semiannually)	U.S. 3 Month LIBOR (Receive Quarterly)	USD	4,300,000	11/16/2026	32,964	—	994	BNP Paribas

Johannesburg Interbank Agreed Rate 3 Month (Pay Quarterly)	7.705% (Receive Quarterly)	ZAR	25,000,000	09/01/2027	(74,557)	—	(4,251)	JP Morgan

Johannesburg Interbank Agreed Rate 3 Month (Pay Quarterly)	7.725% (Receive Quarterly)	ZAR	45,250,000	09/01/2027	(130,513)	—	(7,721)	HSBC Bank

					$791,630		$(34,497)

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$173,911,032	$—	$173,911,032
Financial Certificates	—	8,834,844	—	8,834,844
Government Agencies	—	33,279,743	—	33,279,743
Government Bonds	—	787,325,808	—	787,325,808
Index Linked Government Bonds	—	32,780,257	—	32,780,257
Municipal Bonds	—	1,792,765	—	1,792,765

Total Debt Securities	—	1,037,924,449	—	1,037,924,449
Bank Loans	—	—	11,080,864	11,080,864
Common Stock	2,860	210,032	113,494	326,386
Warrants	—	—	—	—
Fully Funded Total Return Swaps	—	3,662,060	—	3,662,060

Total Investments	$2,860	$1,041,796,541	$11,194,358	$1,052,993,759

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$2,333,923	$—	$2,333,923
Interest Rate Swap Contracts	—	3,776	—	3,776
Centrally Cleared Swap Contracts	—	1,486,571	—	1,486,571
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(5,862,670)	—	(5,862,670)
Centrally Cleared Swap Contracts	—	(694,941)	—	(694,941)

Total Other Financial Instruments	$—	$(2,733,341)	$—	$(2,733,341)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2017:

Category and Subcategory	Beginning Balance at 10/31/2016	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2017	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2017

Investments, at value

Corporate Bonds

China	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Czech Republic	—	—	—	—	—	—	—	—	—	—

Bank Loans

China	—	—	—	—	—	—	—	—	—	—

United Arab Emirates	9,954,647	338,778	1,112,867	(827,203)	175,498	326,277	—	—	11,080,864	326,277

Common Stock

Russian Federation	—	—	130,308	—	—	(16,814)	—	—	113,494	(16,814)

Warrants

China	—	—	—	—	—	—	—	—	—	—

Mexico	—	—	—	—	—	—	—	—	—	—

Total	$9,954,647	$338,778	$1,243,175	$(827,203)	$175,498	$309,463	$—	$—	$11,194,358	$309,463

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2017:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2017	Valuation Technique	Unobservable Input

Bank Loans	$11,080,864	Broker quote	Inputs to broker model

Common Stock	113,494	Broker quote	Inputs to broker model

Total	$11,194,358

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2017:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate

Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$ —	$ 3,776
Variation Margin Receivable on Centrally Cleared Swap Contracts	—	25,311
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	2,333,923	—

	$2,333,923	$ 29,087

Liabilities:
Variation Margin Payable on Centrally Cleared Swap Contracts	$ —	$(59,808)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(5,862,670)	—

	$(5,862,670)	$(59,808)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2017:
	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$11,482,015	$ —
Net Realized Gain on Interest Rate Swap Contracts	—	4,442,655

	$11,482,015	$ 4,442,655

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 356,652	$ —
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(1,405,993)

	$ 356,652	$(1,405,993)

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$1,058,900,256

Gross tax appreciation of investments	29,071,050
Gross tax depreciation of investments	(34,600,512)

Net tax depreciation of investments	$ (5,529,462)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $226,743)
Argentina (Rep of), 7.500%, 04/22/2026		150,000	$169,500	2.24
Argentina (Rep of), 8.280%, 12/31/2033		22,232	25,837	0.34
Argentina (Rep of), 2.500%, 12/31/2038		67,232	48,306	0.64
			243,643	3.22

Azerbaijan (Cost $183,112)
State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/2030		200,000	219,829	2.91
			219,829	2.91

Belarus (Cost $341,771)
Belarus (Rep of), 8.950%, 01/26/2018		130,000	131,310	1.74
Belarus (Rep of), 6.875%, 02/28/2023(2)		200,000	212,540	2.81
			343,850	4.55

Brazil (Cost $300,503)
Brazil (Rep of), 4.875%, 01/22/2021		50,000	53,425	0.71
Brazil (Rep of), 4.250%, 01/07/2025		56,000	56,840	0.75
Brazil (Rep of), 8.250%, 01/20/2034		29,000	37,685	0.50
Brazil (Rep of), 7.125%, 01/20/2037		52,000	62,114	0.82
Petrobras Global Finance B.V., 6.875%, 01/20/2040		65,000	66,219	0.88
Petrobras Global Finance B.V., 6.850%, 06/05/2115		14,000	13,405	0.18
QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/2018		33,240	32,738	0.43
			322,426	4.27

Chile (Cost $105,622)
Banco del Estado de Chile, 4.125%, 10/07/2020		100,000	104,942	1.39
			104,942	1.39

China (Cost $103,488)
Sinochem Overseas Capital Co. Ltd., 4.500%, 11/12/2020		100,000	105,760	1.40
			105,760	1.40

Colombia (Cost $243,049)
Colombia (Rep of), 11.750%, 02/25/2020		55,000	66,687	0.88
Colombia (Rep of), 8.125%, 05/21/2024		30,000	38,025	0.50
Colombia (Rep of), 6.125%, 01/18/2041		100,000	117,700	1.56
Ecopetrol S.A., 7.625%, 07/23/2019		20,000	21,710	0.29
			244,122	3.23

Costa Rica (Cost $58,666)
Costa Rica (Rep of), 4.375%, 04/30/2025		60,000	58,800	0.78
			58,800	0.78

Croatia (Cost $234,858)
Croatia (Rep of), 6.750%, 11/05/2019		100,000	107,860	1.43
Croatia (Rep of), 6.625%, 07/14/2020		120,000	131,372	1.74
			239,232	3.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Dominican Republic (Cost $273,098)
Dominican (Rep of), 7.500%, 05/06/2021		100,000	$110,625	1.46
Dominican (Rep of), 5.875%, 04/18/2024		160,000	174,200	2.31
			284,825	3.77

Ecuador (Cost $369,323)
Ecuador (Rep of), 10.750%, 03/28/2022		200,000	226,000	2.99
Ecuador (Rep of), 7.950%, 06/20/2024		200,000	202,000	2.67
			428,000	5.66

Egypt (Cost $136,874)
Egypt (Rep of), 5.750%, 04/29/2020		40,000	41,524	0.55
Egypt (Rep of), 6.875%, 04/30/2040		100,000	99,433	1.31
			140,957	1.86

El Salvador (Cost $72,387)
El Salvador (Rep of), 5.875%, 01/30/2025		10,000	9,875	0.13
El Salvador (Rep of), 6.375%, 01/18/2027		10,000	9,950	0.13
El Salvador (Rep of), 8.625%, 02/28/2029		20,000	22,650	0.30
El Salvador (Rep of), 8.250%, 04/10/2032		20,000	22,250	0.29
El Salvador (Rep of), 7.650%, 06/15/2035		15,000	15,637	0.21
			80,362	1.06

Georgia (Cost $31,241)
Georgian Railway JSC, 7.750%, 07/11/2022		30,000	33,488	0.44
			33,488	0.44

Hungary (Cost $166,271)
Hungary (Rep of), 5.375%, 02/21/2023		52,000	58,240	0.77
Hungary (Rep of), 5.750%, 11/22/2023		48,000	55,171	0.73
Hungary (Rep of), 5.375%, 03/25/2024		26,000	29,555	0.39
Hungary (Rep of), 7.625%, 03/29/2041		26,000	40,092	0.53
			183,058	2.42

Indonesia (Cost $287,958)
Indonesia (Rep of), 6.875%, 01/17/2018		30,000	30,365	0.40
Indonesia (Rep of), 11.625%, 03/04/2019		100,000	112,963	1.50
Indonesia (Rep of), 7.750%, 01/17/2038		30,000	42,855	0.57
Majapahit Holding B.V., 8.000%, 08/07/2019		100,000	109,700	1.45
			295,883	3.92

Ivory Coast (Cost $102,308)
Ivory Coast (Rep of), 5.750%, 12/31/2032		109,045	107,510	1.42
			107,510	1.42

Jamaica (Cost $187,906)
Digicel Group Ltd., 8.250%, 09/30/2020		200,000	197,750	2.62
			197,750	2.62

Kazakhstan (Cost $329,691)
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		57,000	63,792	0.85
Kazkommertsbank JSC, 5.500%, 12/21/2022		22,306	22,167	0.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Kazakhstan (continued)
KazMunayGas National Co. JSC, 7.000%, 05/05/2020		170,000	$185,414	2.45
KazMunayGas National Co. JSC, 4.400%, 04/30/2023		70,000	71,609	0.95
			342,982	4.54

Latvia (Cost $29,425)
Latvia (Rep of), 2.750%, 01/12/2020		30,000	30,345	0.40
			30,345	0.40

Lebanon (Cost $239,759)
Lebanon (Rep of), 5.150%, 11/12/2018		10,000	10,060	0.13
Lebanon (Rep of), 5.450%, 11/28/2019		20,000	20,023	0.26
Lebanon (Rep of), 6.375%, 03/09/2020		30,000	30,468	0.40
Lebanon (Rep of), 8.250%, 04/12/2021		54,000	57,239	0.76
Lebanon (Rep of), 6.100%, 10/04/2022		80,000	79,049	1.05
Lebanon (Rep of), 6.000%, 01/27/2023		10,000	9,729	0.13
Lebanon (Rep of), 6.200%, 02/26/2025		12,000	11,445	0.15
Lebanon (Rep of), 6.600%, 11/27/2026		14,000	13,501	0.18
Lebanon (Rep of), 6.750%, 11/29/2027		7,000	6,744	0.09
			238,258	3.15

Malaysia (Cost $61,434)
Petronas Capital Ltd., 7.875%, 05/22/2022		50,000	61,134	0.81
			61,134	0.81

Mexico (Cost $285,153)
Mexico (Rep of), 6.750%, 09/27/2034		14,000	18,165	0.24
Mexico (Rep of), 6.050%, 01/11/2040		10,000	11,710	0.16
Mexico (Rep of), 4.750%, 03/08/2044		10,000	9,970	0.13
Mexico (Rep of), 5.550%, 01/21/2045		36,000	40,284	0.53
Mexico (Rep of), 5.750%, 10/12/2110		58,000	60,755	0.80
Petroleos Mexicanos, 6.000%, 03/05/2020		10,000	10,665	0.14
Petroleos Mexicanos, 6.875%, 08/04/2026		36,000	40,446	0.54
Petroleos Mexicanos, 6.500%, 06/02/2041		16,000	16,200	0.22
Petroleos Mexicanos, 5.625%, 01/23/2046		41,000	37,173	0.49
Petroleos Mexicanos, 6.750%, 09/21/2047		39,000	40,197	0.53
			285,565	3.78

Mongolia (Cost $26,816)
Energy Resources LLC, 0.020%, 09/30/2022(3)		24,000	24,030	0.32
Energy Resources LLC, 1.710%, 12/31/2049(4)		6,344	3,299	0.04
			27,329	0.36

Morocco (Cost $47,510)
Morocco (Rep of), 4.250%, 12/11/2022		50,000	52,479	0.69
			52,479	0.69

Pakistan (Cost $223,947)
Pakistan (Rep of), 8.250%, 04/15/2024		200,000	222,810	2.95
			222,810	2.95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Panama (Cost $104,951)
Panama (Rep of), 8.875%, 09/30/2027		15,000	$21,712	0.29
Panama (Rep of), 9.375%, 04/01/2029		20,000	30,050	0.40
Panama (Rep of), 6.700%, 01/26/2036		45,000	59,400	0.78
			111,162	1.47

Peru (Cost $199,071)
Peru (Rep of), 8.750%, 11/21/2033		68,000	106,760	1.42
Peru (Rep of), 5.625%, 11/18/2050		81,000	102,222	1.35
			208,982	2.77

Philippines (Cost $192,646)
Philippines (Rep of), 10.625%, 03/16/2025		35,000	53,341	0.71
Philippines (Rep of), 9.500%, 02/02/2030		87,000	137,960	1.82
			191,301	2.53

Poland (Cost $25,616)
Poland (Rep of), 5.000%, 03/23/2022		15,000	16,493	0.22
Poland (Rep of), 3.000%, 03/17/2023		10,000	10,212	0.13
			26,705	0.35

Romania (Cost $137,878)
Romania (Rep of), 6.750%, 02/07/2022		62,000	71,516	0.94
Romania (Rep of), 4.375%, 08/22/2023		62,000	66,331	0.88
Romania (Rep of), 6.125%, 01/22/2044		4,000	5,074	0.07
			142,921	1.89

Russian Federation (Cost $214,873)
Gazprom OAO Via Gaz Capital S.A., 8.625%, 04/28/2034		10,000	13,494	0.18
Vnesheconombank Via VEB Finance PLC, 5.450%, 11/22/2017		100,000	100,156	1.33
Vnesheconombank Via VEB Finance PLC, 6.902%, 07/09/2020		100,000	108,327	1.43
			221,977	2.94

Senegal (Cost $31,551)
Senegal (Rep of), 8.750%, 05/13/2021		30,000	34,714	0.46
			34,714	0.46

Serbia (Cost $51,617)
Serbia (Rep of), 7.250%, 09/28/2021		50,000	57,501	0.76
			57,501	0.76

South Africa (Cost $297,678)
South Africa (Rep of), 6.875%, 05/27/2019		100,000	106,339	1.41
South Africa (Rep of), 5.500%, 03/09/2020		80,000	84,600	1.12
South Africa (Rep of), 5.875%, 05/30/2022		100,000	109,105	1.44
			300,044	3.97

Turkey (Cost $182,978)
Turkey (Rep of), 6.750%, 04/03/2018		50,000	50,841	0.67
Turkey (Rep of), 5.625%, 03/30/2021		40,000	42,163	0.56
Turkey (Rep of), 7.375%, 02/05/2025		10,000	11,464	0.15
Turkey (Rep of), 6.750%, 05/30/2040		30,000	32,625	0.43

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Turkey (continued)
Turkey (Rep of), 6.000%, 01/14/2041		40,000	$39,990	0.53
			177,083	2.34

Ukraine (Cost $134,733)
DTEK Finance PLC , 10.750%, (53% PIK), 12/31/2024(5)		31,003	32,057	0.42
Ukraine (Rep of), 7.750%, 09/01/2023		100,000	106,129	1.41
			138,186	1.83

Uruguay (Cost $122,060)
Uruguay (Rep of), 4.500%, 08/14/2024		32,503	35,640	0.47
Uruguay (Rep of), 7.875%, (100% Cash), 01/15/2033(5)		27,000	38,272	0.51
Uruguay (Rep of), 7.625%, 03/21/2036		16,000	22,600	0.30
Uruguay (Rep of), 4.125%, 11/20/2045		20,774	20,462	0.27
Uruguay (Rep of), 5.100%, 06/18/2050		9,000	9,653	0.13
			126,627	1.68

Venezuela (Cost $566,620)
Petroleos de Venezuela S.A., 8.500%, 11/02/2017		15,300	14,611	0.19
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		167,250	139,068	1.84
Petroleos de Venezuela S.A., 9.000%, 11/17/2021		29,046	12,853	0.17
Petroleos de Venezuela S.A., 12.750%, 02/17/2022		15,000	6,788	0.09
Petroleos de Venezuela S.A., 5.375%, 04/12/2027		12,000	3,468	0.05
Petroleos de Venezuela S.A., 9.750%, 05/17/2035		38,000	13,680	0.18
Venezuela (Rep of), 7.750%, 10/13/2019		24,000	11,220	0.15
Venezuela (Rep of), 6.000%, 12/09/2020		12,000	4,710	0.06
Venezuela (Rep of), 12.750%, 08/23/2022		57,000	25,080	0.33
Venezuela (Rep of), 9.000%, 05/07/2023		21,000	7,193	0.10
Venezuela (Rep of), 8.250%, 10/13/2024		70,000	23,625	0.31
Venezuela (Rep of), 7.650%, 04/21/2025		10,000	3,325	0.04
Venezuela (Rep of), 11.750%, 10/21/2026		172,900	70,457	0.93
Venezuela (Rep of), 9.250%, 09/15/2027		32,000	11,760	0.16
Venezuela (Rep of), 9.250%, 05/07/2028		27,000	8,910	0.12
Venezuela (Rep of), 11.950%, 08/05/2031		262,200	105,535	1.40
			462,283	6.12

Vietnam (Cost $51,696)
Vietnam (Rep of), 6.750%, 01/29/2020		50,000	54,469	0.72
			54,469	0.72

Total Debt Securities (Cost $6,982,881)			7,149,294	94.60

Total Investments (Total Cost $6,982,881)			7,149,294	94.60

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			407,794	5.40

Net Assets			$7,557,088	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	The coupon rate is subject to the performance of the TSIPPCAE Commodity Index.

(4)	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

(5)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

Percentages shown are based on net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Hard Currency Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$1,665,572	$—	$1,665,572
Government Agencies		296,237		296,237
Government Bonds		5,187,485		5,187,485
Total Investments	$—	$7,149,294	$—	$7,149,294

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2017:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$3,368

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign
Currency Exchange Contracts	$(170)

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$7,045,433

Gross tax appreciation of investments	291,184
Gross tax depreciation of investments	(187,323)

Net tax appreciation of investments	$103,861

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $3,278,719)
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.50%), 24.129%, 03/11/2019	ARS	1,731,496	$99,662	0.12
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.25%), 24.782%, 03/01/2020	ARS	1,747,700	104,286	0.12
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.00%), 23.795%, 04/03/2022	ARS	6,080,400	356,451	0.42
Argentina POM Politica Monetaria, (Floating, Argentina Central Bank 7D Repo Rate + 0.00%), 27.142%, 06/21/2020	ARS	12,596,376	765,098	0.89
Argentine Bonos del Tesoro, 22.750%, 03/05/2018	ARS	14,586,148	817,120	0.95
Argentine Bonos del Tesoro, 21.200%, 09/19/2018	ARS	1,420,000	78,796	0.09
Letras del Banco Central de la Republica Argentina, 22.588%, 06/21/2018(2)	ARS	16,930,737	812,397	0.95
			3,033,810	3.54

Brazil (Cost $10,552,100)
Brazil Notas do Tesouro Nacional Serie B, 6.000%, 08/15/2022(3)	BRL	3,006,000	2,937,092	3.42
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2023	BRL	1,057,000	328,490	0.38
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2025	BRL	11,124,000	3,435,689	4.01
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	12,389,000	3,815,205	4.45
			10,516,476	12.26

Colombia (Cost $3,895,892)
Colombian TES, 11.000%, 07/24/2020	COP	493,300,000	183,886	0.21
Colombian TES, 7.000%, 05/04/2022	COP	8,859,100,000	3,028,405	3.53
Colombian TES, 10.000%, 07/24/2024	COP	177,600,000	69,863	0.08
Colombian TES, 7.750%, 09/18/2030	COP	665,500,000	237,283	0.28
Colombian TES, 7.000%, 06/30/2032	COP	1,277,800,000	420,234	0.49
			3,939,671	4.59

Egypt (Cost $889,116)
Egypt Treasury Bills, 17.118%, 11/14/2017(2)	EGP	3,550,000	200,144	0.23
Egypt Treasury Bills, 18.958%, 03/13/2018(2)	EGP	1,750,000	93,050	0.11
Egypt Treasury Bills, 16.986%, 04/10/2018(2)	EGP	7,100,000	372,465	0.43
Egypt Treasury Bills, 15.759%, 05/22/2018(2)	EGP	4,125,000	212,395	0.25
			878,054	1.02

Hungary (Cost $1,767,540)
Hungary (Rep of), 3.500%, 06/24/2020	HUF	7,630,000	30,904	0.04
Hungary (Rep of), 7.500%, 11/12/2020	HUF	27,590,000	124,517	0.14
Hungary (Rep of), 7.000%, 06/24/2022	HUF	106,100,000	503,529	0.59
Hungary (Rep of), 3.000%, 06/26/2024	HUF	155,320,000	624,832	0.73
Hungary (Rep of), 5.500%, 06/24/2025	HUF	148,640,000	687,374	0.80
			1,971,156	2.30

India (Cost $4,559,572)
India (Rep of), 7.720%, 05/25/2025	INR	174,220,000	2,803,820	3.27
India (Rep of), 7.590%, 01/11/2026	INR	115,000,000	1,837,491	2.14
			4,641,311	5.41

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Indonesia (Cost $6,225,388)
Indonesia (Rep of), 11.000%, 11/15/2020	IDR	1,039,000,000	$86,444	0.10
Indonesia (Rep of), 8.250%, 07/15/2021	IDR	10,539,000,000	823,865	0.96
Indonesia (Rep of), 7.000%, 05/15/2022	IDR	1,041,000,000	78,513	0.09
Indonesia (Rep of), 5.625%, 05/15/2023	IDR	1,723,000,000	121,321	0.14
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	6,363,000,000	509,257	0.59
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	8,108,000,000	656,255	0.77
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	12,284,000,000	920,590	1.07
Indonesia (Rep of), 9.000%, 03/15/2029	IDR	14,786,000,000	1,233,887	1.44
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	5,745,000,000	473,700	0.55
Indonesia (Rep of), 8.250%, 06/15/2032	IDR	1,145,000,000	90,717	0.11
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	2,627,000,000	196,245	0.23
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	4,037,000,000	275,541	0.32
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	5,575,000,000	443,914	0.52
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	5,291,000,000	419,883	0.49
			6,330,132	7.38

Malaysia (Cost $4,147,838)
Malaysia (Rep of), 4.240%, 02/07/2018	MYR	3,290,000	779,602	0.91
Malaysia (Rep of), 3.580%, 09/28/2018	MYR	2,020,000	479,442	0.56
Malaysia (Rep of), 3.654%, 10/31/2019	MYR	701,000	166,678	0.19
Malaysia (Rep of), 3.492%, 03/31/2020	MYR	421,000	99,600	0.12
Malaysia (Rep of), 3.620%, 11/30/2021	MYR	2,255,000	531,728	0.62
Malaysia (Rep of), 3.882%, 03/10/2022	MYR	2,295,000	546,241	0.64
Malaysia (Rep of), 3.418%, 08/15/2022	MYR	1,704,000	396,501	0.46
Malaysia (Rep of), 3.795%, 09/30/2022	MYR	372,000	88,065	0.10
Malaysia (Rep of), 3.480%, 03/15/2023	MYR	1,966,000	453,723	0.53
Malaysia (Rep of), 4.181%, 07/15/2024	MYR	1,477,000	352,840	0.41
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	390,000	90,818	0.11
Malaysia (Rep of), 4.392%, 04/15/2026	MYR	365,000	87,993	0.10
Malaysia (Rep of), 4.498%, 04/15/2030	MYR	233,000	55,535	0.07
Malaysia (Rep of), 3.844%, 04/15/2033	MYR	164,000	36,032	0.04
			4,164,798	4.86

Mexico (Cost $3,823,010)
Mexican Bonos, 6.500%, 06/09/2022	MXN	14,490,000	739,308	0.86
Mexican Bonos, 8.000%, 12/07/2023	MXN	8,700,000	473,819	0.55
Mexican Bonos, 10.000%, 12/05/2024	MXN	9,820,000	594,048	0.69
Mexican Bonos, 5.750%, 03/05/2026	MXN	32,480,000	1,538,466	1.80
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	6,270,000	293,003	0.34
			3,638,644	4.24

Peru (Cost $1,811,139)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	990,000	319,797	0.37
Peru (Rep of), 6.350%, 08/12/2028	PEN	1,788,000	590,880	0.69
Peru (Rep of), 6.950%, 08/12/2031	PEN	1,804,000	622,568	0.73
Peru (Rep of), 6.150%, 08/12/2032(4)	PEN	636,000	204,557	0.24
Peru (Rep of), 6.900%, 08/12/2037	PEN	509,000	172,089	0.20
			1,909,891	2.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Philippines (Cost $766,098)
Philippines (Rep of), 4.950%, 01/15/2021	PHP	10,000,000	$199,613	0.23
Philippines (Rep of), 3.900%, 11/26/2022	PHP	10,000,000	192,378	0.22
Philippines (Rep of), 6.250%, 01/14/2036	PHP	10,000,000	218,260	0.26
			610,251	0.71

Poland (Cost $3,020,565)
Poland (Rep of), 5.750%, 09/23/2022	PLN	3,291,000	1,030,079	1.20
Poland (Rep of), 2.750%, 08/25/2023(3)	PLN	324,000	112,901	0.13
Poland (Rep of), 4.000%, 10/25/2023	PLN	1,337,000	388,507	0.45
Poland (Rep of), 3.250%, 07/25/2025	PLN	4,462,000	1,225,228	1.43
Poland (Rep of), 2.500%, 07/25/2026	PLN	560,000	143,756	0.17
Poland (Rep of), 5.750%, 04/25/2029	PLN	230,000	77,613	0.09
			2,978,084	3.47

Russian Federation (Cost $5,460,662)
Russian Federal Bond - OFZ, 6.400%, 05/27/2020	RUB	9,830,000	164,763	0.19
Russian Federal Bond - OFZ, 7.600%, 04/14/2021	RUB	27,849,000	480,833	0.56
Russian Federal Bond - OFZ, 7.500%, 08/18/2021	RUB	53,780,000	924,229	1.08
Russian Federal Bond - OFZ, 7.400%, 12/07/2022	RUB	12,974,000	222,131	0.26
Russian Federal Bond - OFZ, 7.000%, 01/25/2023	RUB	12,330,000	208,096	0.24
Russian Federal Bond - OFZ, 7.100%, 10/16/2024	RUB	22,699,000	381,377	0.45
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	74,479,000	1,295,626	1.51
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	67,050,000	1,241,136	1.45
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	26,580,000	455,651	0.53
			5,373,842	6.27

South Africa (Cost $10,456,975)
South Africa (Rep of), 7.750%, 02/28/2023	ZAR	18,249,810	1,255,527	1.46
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	23,104,400	1,770,266	2.06
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	9,160,000	573,142	0.67
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	27,302,860	1,541,363	1.80
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	8,770,000	544,944	0.64
South Africa (Rep of), 6.250%, 03/31/2036	ZAR	3,087,000	150,656	0.18
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	12,318,000	758,238	0.88
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	7,135,080	453,931	0.53
South Africa (Rep of), 6.500%, 02/28/2041	ZAR	3,810,000	183,415	0.21
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	9,110,000	559,838	0.65
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	18,852,080	1,161,555	1.36
			8,952,875	10.44

Thailand (Cost $3,313,597)
Thailand (Rep of), 3.625%, 06/16/2023	THB	15,740,000	516,050	0.60
Thailand (Rep of), 3.850%, 12/12/2025	THB	4,647,000	155,996	0.18
Thailand (Rep of), 2.125%, 12/17/2026	THB	10,674,000	315,259	0.37
Thailand (Rep of), 1.250%, 03/12/2028(3)	THB	10,000,000	303,870	0.36
Thailand (Rep of), 3.650%, 06/20/2031	THB	7,541,000	249,943	0.29
Thailand (Rep of), 3.400%, 06/17/2036	THB	33,638,000	1,091,368	1.27
Thailand (Rep of), 4.675%, 06/29/2044	THB	2,857,000	109,634	0.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Thailand (continued)
Thailand (Rep of), 2.875%, 06/17/2046	THB	20,656,000	$594,202	0.69
			3,336,322	3.89

Turkey (Cost $4,547,368)
Turkey (Rep of), 3.000%, 02/23/2022(3)	TRY	1,389,810	573,197	0.67
Turkey (Rep of), 10.600%, 02/11/2026	TRY	7,782,000	1,952,911	2.28
Turkey (Rep of), 11.000%, 02/24/2027	TRY	1,480,000	378,432	0.44
Turkey (Rep of), 10.500%, 08/11/2027	TRY	3,280,000	813,612	0.95
			3,718,152	4.34

Total Debt Securities (Cost $68,515,579)			65,993,469	76.95

Total Investments in Securities (Cost $68,515,579)			65,993,469	76.95

Fully Funded Total Return Swaps

Indonesia (Cost $2,758,268)
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.875%, 04/15/2019	IDR	1,456,000,000	110,461	0.13
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.000%, 05/15/2027	IDR	941,000,000	70,521	0.08
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 05/15/2027	IDR	4,985,000,000	396,935	0.46
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 05/15/2027	IDR	12,417,000,000	993,783	1.16
Indonesia (Rep of), Issued by ANZ Banking Corp., 10.500%, 08/15/2030	IDR	600,000,000	55,815	0.06
Indonesia (Rep of), Issued by HSBC Bank, 10.500%, 08/15/2030	IDR	1,949,000,000	181,305	0.21
Indonesia (Rep of), Issued by HSBC Bank, 8.250%, 06/15/2032	IDR	30,000,000	2,377	—
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	6,009,000,000	450,328	0.53
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	1,064,000,000	98,978	0.12
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 05/15/2036	IDR	2,022,000,000	160,462	0.19
			2,520,965	2.94

Total Fully Funded Total Return Swaps (Cost $2,758,268)			2,520,965	2.94

Total Investments (Total Cost $71,273,847)			68,514,434	79.89

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			17,245,474	20.11

Net Assets			$85,759,908	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

(3)	Inflation-indexed bonds are shown at original par and stated coupon rate.

(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Percentages shown are based on net assets.

At October 31, 2017, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/03/2017	BNP Paribas	United States Dollar	260,000	Brazilian Real	827,871	$7,032

11/03/2017	BNP Paribas	United States Dollar	36,500	Brazilian Real	116,689	844

11/03/2017	Citibank	United States Dollar	4,221,196	Brazilian Real	13,697,780	35,645

11/03/2017	HSBC Bank	United States Dollar	130,000	Brazilian Real	413,595	3,620

11/30/2017	Merrill Lynch	Czech Koruna	25,354,821	United States Dollar	1,152,165	508

11/30/2017	BNP Paribas	United States Dollar	277,072	Polish Zloty	997,134	3,145

11/30/2017	HSBC Bank	United States Dollar	45,277	Polish Zloty	162,841	542

11/30/2017	HSBC Bank	United States Dollar	56,608	Russian Ruble	3,279,932	667

12/04/2017	Goldman Sachs	United States Dollar	395,000	Brazilian Real	1,293,250	1,458

12/15/2017	Deutsche Bank	Czech Koruna	10,159,531	United States Dollar	461,882	640

12/15/2017	Standard Chartered	Polish Zloty	5,939,294	United States Dollar	1,631,047	977

01/05/2018	JP Morgan	Czech Koruna	1,242,049	Euro	46,282	2,514

01/05/2018	BNP Paribas	Czech Koruna	7,165,596	United States Dollar	290,000	36,770

01/05/2018	BNP Paribas	Czech Koruna	6,674,653	United States Dollar	269,956	34,426

01/05/2018	Citibank	Czech Koruna	9,242,280	United States Dollar	374,469	47,003

01/05/2018	Standard Chartered	Czech Koruna	6,674,653	United States Dollar	270,333	34,049

01/31/2018	BNP Paribas	Indian Rupee	26,226,440	United States Dollar	393,200	8,098

01/31/2018	BNP Paribas	Indian Rupee	26,574,074	United States Dollar	399,100	7,517

01/31/2018	Barclays	Indian Rupee	15,398,072	United States Dollar	230,700	4,910

01/31/2018	Barclays	Polish Zloty	5,706,380	United States Dollar	1,558,396	10,258

01/31/2018	HSBC Bank	Polish Zloty	210,826	United States Dollar	57,434	521

01/31/2018	BNP Paribas	Thai Baht	7,046,556	United States Dollar	211,000	1,208

01/31/2018	BNP Paribas	Thai Baht	1,500,300	United States Dollar	45,000	182

01/31/2018	BNP Paribas	United States Dollar	3,263,066	Indian Rupee	211,958,973	19,826

01/31/2018	Barclays	United States Dollar	711,317	Indonesian Rupiah	9,690,550,717	4,207

01/31/2018	BNP Paribas	United States Dollar	343,499	Philippine Peso	17,795,654	2,383

Subtotal Appreciation						268,950

11/03/2017	BNP Paribas	Brazilian Real	186,435	United States Dollar	58,800	$(1,832)

11/03/2017	Citibank	Brazilian Real	14,869,500	United States Dollar	4,712,323	(168,737)

11/29/2017	HSBC Bank	Romanian Leu	1,854,127	United States Dollar	473,668	(4,564)

11/29/2017	Standard Chartered	Romanian Leu	3,301,472	United States Dollar	850,741	(15,451)

11/30/2017	Standard Chartered	Czech Koruna	10,159,531	United States Dollar	461,891	(22)

11/30/2017	Standard Chartered	Hungarian Forint	323,324,062	United States Dollar	1,257,483	(46,438)

11/30/2017	BNP Paribas	Polish Zloty	5,826,873	United States Dollar	1,601,779	(1,052)

11/30/2017	Deutsche Bank	Polish Zloty	5,826,873	United States Dollar	1,604,615	(3,887)

11/30/2017	HSBC Bank	Russian Ruble	2,390,000	United States Dollar	41,387	(624)

11/30/2017	HSBC Bank	Russian Ruble	69,714,095	United States Dollar	1,203,835	(14,824)

11/30/2017	BNP Paribas	Thai Baht	25,177,400	United States Dollar	758,294	(349)

11/30/2017	Barclays	Turkish Lira	5,459,959	United States Dollar	1,514,594	(87,955)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

12/04/2017	Citibank	Brazilian Real	13,697,780	United States Dollar	4,204,791	$(36,495)

12/15/2017	BNP Paribas	Czech Koruna	24,640,727	United States Dollar	1,139,614	(17,822)

01/03/2018	Santander	United States Dollar	4,000,000	Brazilian Real	14,282,000	(330,902)

01/05/2018	BNP Paribas	Euro	1,139,906	United States Dollar	1,367,879	(34,742)

01/05/2018	BNP Paribas	United States Dollar	1,176,795	Euro	1,093,625	(102,214)

01/30/2018	Deutsche Bank	Malaysian Ringgit	1,947,610	United States Dollar	459,537	(805)

01/31/2018	Credit Suisse	Argentine Peso	926,916	United States Dollar	50,513	(937)

01/31/2018	Deutsche Bank	Chilean Peso	1,408,602,393	United States Dollar	2,231,944	(21,608)

01/31/2018	Credit Suisse	Colombian Peso	3,935,670,945	United States Dollar	1,323,805	(41,024)

01/31/2018	HSBC Bank	Colombian Peso	1,514,875,000	United States Dollar	500,000	(6,246)

01/31/2018	HSBC Bank	Hungarian Forint	196,711,650	United States Dollar	749,435	(9,912)

01/31/2018	Deutsche Bank	Mexican Peso	61,492,403	United States Dollar	3,166,610	(11,664)

01/31/2018	Goldman Sachs	Mexican Peso	7,689,090	United States Dollar	395,000	(501)

01/31/2018	BNP Paribas	Peruvian Nuevo Sol	291,987	United States Dollar	90,000	(584)

01/31/2018	BNP Paribas	Peruvian Nuevo Sol	2,586,731	United States Dollar	795,000	(2,862)

01/31/2018	Credit Suisse	Peruvian Nuevo Sol	4,253,106	United States Dollar	1,309,333	(6,899)

01/31/2018	Merrill Lynch	Romanian Leu	1,854,127	United States Dollar	476,009	(6,846)

01/31/2018	Merrill Lynch	Romanian Leu	3,809,198	United States Dollar	972,379	(8,511)

01/31/2018	Deutsche Bank	Russian Ruble	69,714,095	United States Dollar	1,192,764	(15,347)

01/31/2018	Barclays	Thai Baht	34,276,800	United States Dollar	1,038,534	(6,286)

01/31/2018	Citibank	Thai Baht	34,965,100	United States Dollar	1,057,530	(4,554)

01/31/2018	Standard Chartered	Thai Baht	12,886,586	United States Dollar	390,491	(2,411)

01/31/2018	Standard Chartered	Turkish Lira	3,603,383	United States Dollar	941,802	(17,587)

01/31/2018	BNP Paribas	United States Dollar	75,000	Chilean Peso	47,972,250	(277)

01/31/2018	BNP Paribas	United States Dollar	325,286	Indian Rupee	21,434,711	(2,692)

Subtotal Depreciation						(1,035,463)

Total						$(766,513)

At October 31, 2017, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty

MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	3.600% (Receive Quarterly)	MYR	750,000	08/18/2026	$(6,802)	—	$(6,802)	HSBC Bank

MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	3.555% (Receive Quarterly)	MYR	7,821,000	03/18/2018	449	—	449	HSBC Bank

MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	3.560% (Receive Quarterly)	MYR	6,747,300	03/22/2018	603	—	603	HSBC Bank

MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	4.055% (Receive Quarterly)	MYR	2,500,000	04/27/2026	(2,140)	—	(2,140)	HSBC Bank

WIBOR Poland 6 Month Rate (Pay Semiannually)	1.955% (Receive Annually)	PLN	6,400,000	09/24/2020	(11,920)	—	(11,920)	BNP Paribas

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount	Expiration Date	Fair Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty

$(19,810)

At October 31, 2017, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Premiums Paid/ (Received)	Variation Margin Receivable (Payable)	Counterparty

Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	9.935% (Receive at Maturity)	BRL	10,362,121	01/02/2020	$119,180	—	$1,868	HSBC Bank

Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	10.375% (Receive at Maturity)	BRL	18,522,374	01/04/2021	265,744	—	(4,144)	HSBC Bank

Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	10.550% (Receive at Maturity)	BRL	1,834,466	01/02/2025	31,947	—	(3,481)	Santander

8.695% (Pay at Maturity)	Brazil CETIP Interbank Deposit Rate (Receive at Maturity)	BRL	7,355,164	01/02/2020	(18,142)	—	(1,080)	Santander

8.313% (Pay at Maturity)	Brazil CETIP Interbank Deposit Rate (Receive at Maturity)	BRL	3,665,957	01/02/2020	(38)	—	(501)	JP Morgan

Budapest Interbank 6 Month Rate (Pay Semiannually)	1.820% (Receive Annually)	HUF	91,600,000	10/07/2020	15,015	—	(121)	HSBC Bank

Budapest Interbank 6 Month Rate (Pay Semiannually)	1.795% (Receive Annually)	HUF	93,000,000	10/09/2020	14,951	—	(122)	HSBC Bank

WIBOR Poland 6 Month Rate (Pay Semiannually)	1.853% (Receive Annually)	PLN	1,300,000	04/21/2021	(2,024)	—	(278)	JP Morgan

WIBOR Poland 6 Month Rate (Pay Semiannually)	2.290% (Receive Annually)	PLN	690,000	11/03/2025	(5,092)	—	(348)	HSBC Bank

WIBOR Poland 6 Month Rate (Pay Semiannually)	2.375% (Receive Annually)	PLN	1,290,000	05/04/2026	(13,031)	—	(802)	BNP Paribas

WIBOR Poland 6 Month Rate (Pay Semiannually)	2.110% (Receive Annually)	PLN	1,300,000	07/07/2026	(21,660)	—	(662)	Barclays

WIBOR Poland 6 Month Rate (Pay Semiannually)	2.540% (Receive Annually)	PLN	2,200,000	03/03/2022	10,842	—	(595)	HSBC Bank

2.217% (Pay Semiannually)	U.S. 3 Month LIBOR (Receive Quarterly)	USD	840,000	11/28/2026	345	—	96	HSBC Bank

2.130% (Pay Semiannually)	U.S. 3 Month LIBOR (Receive Quarterly)	USD	900,000	11/16/2026	6,834	—	175	BNP Paribas

2.374% (Pay Semiannually)	U.S. 3 Month LIBOR (Receive Quarterly)	USD	1,300,000	09/15/2027	(5,638)	—	(398)	Merrill Lynch

2.319% (Pay Semiannually)	U.S. 3 Month LIBOR (Receive Quarterly)	USD	1,220,000	12/15/2027	4,808	—	(437)	Goldman Sachs

U.S. 3 Month LIBOR (Pay Quarterly)	2.303% (Receive Seminnually)	USD	125,000	12/15/2027	(672)	—	45	Goldman Sachs

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Premiums Paid/ (Received)	Variation Margin Receivable (Payable)	Counterparty

MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	6.720% (Receive Lunar)	MXN 77,000,000	09/14/2022	$(84,082)	—	$1,407	Goldman Sachs

MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.110% (Receive Lunar)	MXN 44,000,000	09/08/2027	(56,963)	—	3,776	BNP Paribas

MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	6.790% (Receive Lunar)	MXN 59,000,000	09/14/2022	(55,424)	—	1,122	HSBC Bank

MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.225% (Receive Lunar)	MXN 8,000,000	12/14/2022	—	—	—	Goldman Sachs

				$206,900		$(4,480)

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$293,003	$—	$293,003
Government Agencies	—	319,797	—	319,797
Government Bonds	—	61,453,608	—	61,453,608
Index Linked Government Bonds	—	3,927,061	—	3,927,061

Total Debt Securities	—	65,993,469	—	65,993,469
Fully Funded Total Return Swaps	—	2,520,965	—	2,520,965

Total Investments	$—	$68,514,434	$—	$68,514,434

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$268,950	$—	$268,950
Interest Rate Swap Contracts	—	1,052	—	1,052
Centrally Cleared Swap Contracts	—	469,666	—	469,666
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(1,035,463)	—	(1,035,463)
Interest Rate Swap Contracts	—	(20,862)	—	(20,862)
Centrally Cleared Swap Contracts	—	(262,766)	—	(262,766)

Total Other Financial Instruments	$—	$(579,423)	$—	$(579,423)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2017:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate

Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$ —	$ 1,052
Variation Margin Receivable on Centrally Cleared Swap Contracts	—	8,489
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	268,950	—

	$ 268,950	$ 9,541

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$ —	$ (20,862)
Variation Margin Payable on Centrally Cleared Swap Contracts	—	(12,969)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,035,463)	—

	$(1,035,463)	$(33,831)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2017:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$2,707,313	$ —
Net Realized Gain on Interest Rate Swap Contracts	—	1,060,299

	$2,707,313	$1,060,299

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(376,255)	$ —
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(387,632)

	$(376,255)	$ (387,632)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$71,433,611

Gross tax appreciation of investments	1,287,644
Gross tax depreciation of investments	(4,060,383)

Net tax depreciation of investments	$(2,772,739)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $5,892,160)
YPF S.A., 8.500%, 07/28/2025		3,085,000	$3,587,855	1.00
YPF S.A., 6.950%, 07/21/2027		2,400,000	2,572,800	0.71
			6,160,655	1.71

Belarus (Cost $1,524,406)
Eurotorg LLC Via Bonitron DAC, 8.750%, 10/30/2022(2)(3)		1,520,000	1,532,646	0.43
			1,532,646	0.43

Brazil (Cost $65,515,605)
Andrade Gutierrez International S.A., 4.000%, 04/30/2018		4,205,000	3,888,321	1.08
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.78%), 8.500%, 10/20/2020		2,800,000	3,092,600	0.86
Braskem Finance Ltd., 6.450%, 02/03/2024		1,640,000	1,870,584	0.52
CSN Islands XI Corp., 6.875%, 09/21/2019		1,630,000	1,516,715	0.42
CSN Resources S.A., 6.500%, 07/21/2020		1,655,000	1,530,875	0.43
Globo Comunicacao e Participacoes S.A., 4.843%, 06/08/2025		1,250,000	1,284,375	0.36
Gol LuxCo S.A., 8.875%, 01/24/2022		4,053,000	4,225,253	1.17
MARB BondCo PLC, 7.000%, 03/15/2024		1,840,000	1,853,800	0.51
Marfrig Holdings Europe B.V., 8.000%, 06/08/2023		4,050,000	4,232,250	1.18
Petrobras Global Finance B.V., 8.750%, 05/23/2026		4,850,000	5,874,562	1.63
Petrobras Global Finance B.V., 6.875%, 01/20/2040		11,650,000	11,868,437	3.30
Petrobras Global Finance B.V., 6.850%, 06/05/2115		6,140,000	5,879,050	1.63
QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/2018		1,117,196	1,100,327	0.31
QGOG Constellation S.A., 9.500%, 11/09/2024		7,014,000	5,314,157	1.48
Raizen Fuels Finance S.A., 5.300%, 01/20/2027		710,000	750,825	0.21
Samarco Mineracao S.A., 4.125%, 11/01/2022(4)		5,830,000	3,425,125	0.95
Vale Overseas Ltd., 6.250%, 08/10/2026		1,890,000	2,177,753	0.60
Vale Overseas Ltd., 6.875%, 11/21/2036		4,003,000	4,769,775	1.32
Vale Overseas Ltd., 6.875%, 11/10/2039		4,530,000	5,425,128	1.51
			70,079,912	19.47

Chile (Cost $4,261,573)
Celulosa Arauco y Constitucion S.A., 3.875%, 11/02/2027(2)(3)		500,000	491,250	0.14
Celulosa Arauco y Constitucion S.A., 5.500%, 11/02/2047(2)(3)		500,000	503,500	0.14
Cencosud S.A., 4.375%, 07/17/2027		970,000	967,575	0.27
Empresa Electrica Angamos S.A., 4.875%, 05/25/2029		290,000	293,753	0.08
Empresa Electrica Guacolda S.A., 4.560%, 04/30/2025		1,575,000	1,537,986	0.43
Enel Americas S.A., 4.000%, 10/25/2026		481,000	489,418	0.13
			4,283,482	1.19

China (Cost $16,744,160)
Baidu, Inc., 3.500%, 11/28/2022		600,000	616,892	0.17
Bank of China Ltd., 5.000%, 11/13/2024		670,000	723,363	0.20
China Evergrande Group, 7.500%, 06/28/2023		2,250,000	2,273,022	0.63
China Forestry Holdings Co. Ltd., 10.250%, 11/17/2015(4)(5)(6)		60,000	—	—
China Railway Resources Huitung Ltd., 3.850%, 02/05/2023		605,000	628,223	0.17
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016(2)(3)(4)(5)(6)		282,201	—	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
China (continued)
Franshion Brilliant Ltd., 5.750%, 03/19/2019		815,000	$847,148	0.24
ICBC Standard Bank PLC, 8.125%, 12/02/2019		1,630,000	1,796,821	0.50
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022(7)		1,800,000	1,800,445	0.50
Reward International Investment Ltd., 7.250%, 01/25/2020		3,195,000	3,019,106	0.84
Sunac China Holdings Ltd., 7.950%, 08/08/2022		3,185,000	3,239,428	0.90
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020		1,550,000	1,507,347	0.42
			16,451,795	4.57

Colombia (Cost $6,675,204)
Banco Bilbao Vizcaya Argentaria Colombia S.A., 4.875%, 04/21/2025		1,486,000	1,556,213	0.43
Banco de Bogota S.A., 4.375%, 08/03/2027		845,000	850,070	0.24
Ecopetrol S.A., 5.875%, 09/18/2023		965,000	1,088,038	0.30
Ecopetrol S.A., 7.375%, 09/18/2043		740,000	857,512	0.24
Empresa de Telecomunicaciones de Bogota, 7.000%, 01/17/2023	COP	3,260,000,000	867,154	0.24
GrupoSura Finance S.A., 5.500%, 04/29/2026		1,000,000	1,087,500	0.30
			6,306,487	1.75

Czech Republic (Cost $1,965,282)
New World Resources N.V., 8.000%, 04/07/2020(4)(6)	EUR	1,685,299	—	—
New World Resources N.V., 4.000%, 10/07/2020(4)(6)	EUR	700,590	—	—
New World Resources N.V., 16.651%, 10/07/2020(2)(3)(4)(6)(8)	EUR	101,612	—	—
			—	—

Ecuador (Cost $12,014,253)
EP PetroEcuador via Noble Sovereign Funding I Ltd., (Floating, ICE LIBOR USD 3M + 5.63%), 6.961%, 09/24/2019		9,561,684	9,733,795	2.70
Petroamazonas EP, 4.625%, 02/16/2020		3,000,000	2,907,600	0.81
			12,641,395	3.51

Hong Kong (Cost $733,977)
PCCW-HKT Capital No. 5 Ltd., 3.750%, 03/08/2023		710,000	732,481	0.20
			732,481	0.20

India (Cost $3,375,845)
Bharat Petroleum Corp. Ltd., 4.000%, 05/08/2025		300,000	307,901	0.08
Bharti Airtel International Netherlands B.V., 5.125%, 03/11/2023		910,000	974,683	0.27
Hindustan Petroleum Corp. Ltd., 4.000%, 07/12/2027		600,000	607,398	0.17
ICICI Bank Ltd., 4.000%, 03/18/2026(2)		725,000	743,596	0.21
Oil India International Pte. Ltd., 4.000%, 04/21/2027		730,000	741,244	0.21
			3,374,822	0.94

Indonesia (Cost $3,460,705)
Golden Legacy Pte. Ltd., 8.250%, 06/07/2021		1,700,000	1,848,704	0.51
Minejesa Capital B.V., 4.625%, 08/10/2030		1,130,000	1,154,581	0.32
Minejesa Capital B.V., 5.625%, 08/10/2037		500,000	532,277	0.15
			3,535,562	0.98

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Iraq (Cost $4,379,834)
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		4,215,000	$4,129,398	1.15
			4,129,398	1.15

Israel (Cost $17,969,475)
Altice Financing S.A., 7.500%, 05/15/2026		10,980,000	12,036,825	3.35
Altice Finco S.A., 7.625%, 02/15/2025		1,515,000	1,623,171	0.45
Israel Electric Corp. Ltd., 5.000%, 11/12/2024(2)		1,710,000	1,839,208	0.51
Teva Pharmaceutical Finance Netherlands III B.V., 2.800%, 07/21/2023		830,000	763,652	0.21
Teva Pharmaceutical Finance Netherlands III B.V., 3.150%, 10/01/2026		2,050,000	1,813,323	0.50
Teva Pharmaceutical Finance Netherlands III B.V., 4.100%, 10/01/2046		430,000	343,785	0.10
			18,419,964	5.12
Jamaica (Cost $29,532,739)
Digicel Group Ltd., 8.250%, 09/30/2020		18,514,000	18,305,717	5.09
Digicel Group Ltd., 7.125%, 04/01/2022		13,155,000	12,398,588	3.44
			30,704,305	8.53

Kazakhstan (Cost $10,826,816)
Development Bank of Kazakhstan JSC, 4.125%, 12/10/2022		390,000	395,855	0.11
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		250,000	279,790	0.08
Kazakhstan Temir Zholy National Co. JSC, 6.375%, 10/06/2020		1,065,000	1,177,549	0.33
Kazkommertsbank JSC, 5.500%, 12/21/2022		5,278,255	5,245,266	1.46
KazMunayGas National Co. JSC, 6.375%, 04/09/2021		970,000	1,062,150	0.29
Nostrum Oil & Gas Finance B.V., 8.000%, 07/25/2022		900,000	936,450	0.26
Tengizchevroil Finance Co. International Ltd., 4.000%, 08/15/2026		1,360,000	1,337,302	0.37
Zhaikmunai LLP, 6.375%, 02/14/2019		1,358,000	1,364,776	0.38
			11,799,138	3.28

Kuwait (Cost $4,764,854)
Al Ahli Bank of Kuwait KSCP, 3.500%, 04/05/2022		932,000	938,412	0.26
Equate Petrochemical B.V., 3.000%, 03/03/2022		1,055,000	1,043,395	0.29
Kuwait Projects Co. SPC Ltd., 4.500%, 02/23/2027		935,000	939,675	0.26
NBK Tier 1 Financing Ltd., (Variable, USD Swap 6Y + 4.12%), 5.750%, 04/09/2021		1,780,000	1,852,984	0.52
			4,774,466	1.33

Mexico (Cost $5,319,267)
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/09/2022		880,000	910,800	0.25
BBVA Bancomer S.A., 6.750%, 09/30/2022		520,000	590,460	0.16
Mexichem S.A.B. de C.V., 4.000%, 10/04/2027(2)		749,000	748,625	0.21
Mexico Generadora de Energia S. de rl, 5.500%, 12/06/2032		1,035,781	1,096,633	0.31
Petroleos Mexicanos, 5.500%, 01/21/2021		515,000	547,188	0.15
Petroleos Mexicanos, (Floating, ICE LIBOR USD 3M + 3.65%), 4.967%, 03/11/2022		725,000	790,250	0.22
Southern Copper Corp., 7.500%, 07/27/2035		585,000	772,135	0.22
			5,456,091	1.52

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Mongolia (Cost $8,192,419)
Energy Resources LLC, 3.249%, 09/30/2022(9)		8,484,000	$8,494,605	2.36
Energy Resources LLC, 1.710%, 12/31/2049(8)		4,218,108	2,193,416	0.61
			10,688,021	2.97

Morocco (Cost $1,581,327)
OCP S.A., 5.625%, 04/25/2024		870,000	934,155	0.26
OCP S.A., 6.875%, 04/25/2044		570,000	642,618	0.18
			1,576,773	0.44

Nigeria (Cost $7,084,682)
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., (Variable, USD Swap 2Y + 6.88%), 8.250%, 08/07/2020		2,210,000	2,164,637	0.60
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., (Variable, USD Swap 2Y + 6.49%), 8.000%, 07/23/2021		3,506,000	3,400,820	0.95
Seven Energy Finance Ltd., 10.250%, 10/11/2021		2,845,531	910,570	0.25
			6,476,027	1.80

Panama (Cost $3,991,336)
Banistmo S.A., 3.650%, 09/19/2022(2)		900,000	899,460	0.25
Sable International Finance Ltd., 6.875%, 08/01/2022		3,040,000	3,260,400	0.90
			4,159,860	1.15

Peru (Cost $5,995,999)
Ajecorp B.V., 6.500%, 05/14/2022		1,560,000	1,435,200	0.40
Banco de Credito del Peru, (Variable, ICE LIBOR USD 3M + 7.04%), 6.125%, 04/24/2027		580,000	640,175	0.18
Minsur S.A., 6.250%, 02/07/2024		1,395,000	1,548,450	0.43
Nexa Resources S.A., 5.375%, 05/04/2027		880,000	929,456	0.26
Petroleos del Peru S.A., 5.625%, 06/19/2047		600,000	631,500	0.17
Volcan Cia Minera S.A.A., 5.375%, 02/02/2022		820,000	868,175	0.24
			6,052,956	1.68

Qatar (Cost $1,861,510)
Ooredoo International Finance Ltd., 3.250%, 02/21/2023		940,000	932,487	0.26
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.838%, 09/30/2027		805,000	916,702	0.25
			1,849,189	0.51

Russian Federation (Cost $25,333,740)
CEDC Finance Corp. International, Inc., 10.000%, 12/31/2022(2)		3,162,696	3,067,815	0.85
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, USD Swap 5Y + 5.42%), 7.500%, 10/05/2027		800,000	741,107	0.21
Gazprom Neft OAO Via GPN Capital S.A., 6.000%, 11/27/2023		805,000	887,351	0.25
Gazprom OAO Via Gaz Capital S.A., 8.625%, 04/28/2034		4,790,000	6,463,569	1.80
GTH Finance B.V., 7.250%, 04/26/2023		3,695,000	4,183,996	1.16
Koks OAO Via Koks Finance DAC, 7.500%, 05/04/2022		1,655,000	1,783,838	0.50
Lukoil International Finance B.V., 4.563%, 04/24/2023		805,000	835,349	0.23
MMC Norilsk Nickel OJSC via MMC Finance DAC, 4.100%, 04/11/2023		935,000	941,386	0.26
Novolipetsk Steel via Steel Funding DAC, 4.000%, 09/21/2024(2)		980,000	980,000	0.27
Russian Standard Ltd., 13.000%, (62% PIK), 10/27/2022(7)		4,687,819	1,640,737	0.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Russian Federation (continued)
Tinkoff Credit Systems Via TCS Finance Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 7.59%), 9.250%, 09/15/2022		2,900,000	$3,063,270	0.85
Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022		740,000	802,980	0.22
Vnesheconombank Via VEB Finance PLC, 6.800%, 11/22/2025		295,000	335,436	0.09
			25,726,834	7.15

Saudi Arabia (Cost $923,368)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		900,000	931,572	0.26
			931,572	0.26

South Africa (Cost $4,334,989)
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		3,110,000	3,312,800	0.92
Myriad International Holdings B.V., 5.500%, 07/21/2025		1,010,000	1,094,365	0.30
			4,407,165	1.22

Tanzania (Cost $4,207,917)
HTA Group Ltd., 9.125%, 03/08/2022		4,105,000	4,393,171	1.22
			4,393,171	1.22

Turkey (Cost $4,726,953)
Turkiye Is Bankasi, 6.000%, 10/24/2022		4,175,000	4,154,067	1.15
Yuksel Insaat A.S., 9.500%, 11/10/2015(4)(5)(6)		535,000	—	—
			4,154,067	1.15

Ukraine (Cost $28,974,359)
Avangardco Investments Public Ltd., 10.000%, 10/29/2018		847,953	184,854	0.05
DTEK Finance PLC , 10.750%, (31% PIK), 12/31/2024(7)		13,197,944	13,646,674	3.79
Ferrexpo Finance PLC, 10.375%, 04/07/2019		1,578,000	1,666,123	0.46
Metinvest B.V., 9.373%, (52% PIK), 12/31/2021(7)		10,062,637	10,465,143	2.91
MHP S.E., 8.250%, 04/02/2020		2,835,000	3,061,800	0.85
MHP S.E., 7.750%, 05/10/2024		1,100,000	1,186,900	0.33
UkrLandFarming PLC, 10.875%, 03/26/2018(4)		2,507,512	551,653	0.16
			30,763,147	8.55

United Arab Emirates (Cost $5,323,609)
Abu Dhabi Crude Oil Pipeline LLC, 4.600%, 11/02/2047(2)(3)		500,000	510,907	0.14
Abu Dhabi National Energy Co. PJSC, 4.375%, 06/22/2026		505,000	520,151	0.15
BOS Funding Ltd., 3.374%, 06/08/2020		515,000	516,288	0.14
DIB Sukuk Ltd., 3.664%, 02/14/2022		830,000	843,280	0.24
DP World Crescent Ltd., 3.908%, 05/31/2023		815,000	834,356	0.23
EMG Sukuk Ltd., 4.564%, 06/18/2024		565,000	589,577	0.16
First Abu Dhabi Bank PJSC, (Variable, USD Swap 5Y + 3.35%), 5.250%, 06/17/2020		1,485,000	1,520,269	0.42
			5,334,828	1.48

Venezuela (Cost $9,782,050)
Petroleos de Venezuela S.A., 8.500%, 11/02/2017		300,000	286,500	0.08
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		8,227,500	6,841,166	1.90

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Venezuela (continued)
Petroleos de Venezuela S.A., 9.750%, 05/17/2035		6,519,093	$2,346,874	0.65
			9,474,540	2.63

Total Debt Securities (Cost $307,270,413)			316,370,749	87.89

Bank Loans

China (Cost $39,677)
Far East Energy Bermuda Ltd., 10.000%, 03/29/2016(5)(6)		89,943	—	—
Far East Energy Bermuda Ltd., 25.000%, 03/29/2016(5)(6)		39,677	—	—
			—	—

Czech Republic (Cost $362,934)
New World Resources N.V., 8.500%, 10/07/2016(5)(6)	EUR	349,071	—	—
			—	—

Malaysia (Cost $1,979,125)
DRB-Hicom Bhd., 3.223%, 01/22/2021(8)(10)		2,213,787	2,079,189	0.58
			2,079,189	0.58

Nigeria (Cost $1,035,598)
Seven Energy Ltd., 11.250%, 06/30/2020(10)		1,085,453	646,496	0.18
			646,496	0.18

Ukraine (Cost $3,041,244)
Metinvest B.V., 5.394%, 06/30/2021(10)		3,605,011	3,100,309	0.86
			3,100,309	0.86

United Arab Emirates (Cost $13,198,874)
DP World Ltd., 3.750%, 09/30/2022(10)		9,703,404	8,820,998	2.45
DP World Ltd., 4.750%, 09/30/2022(10)		419,136	381,342	0.11
Dubai Drydocks World LLC, 4.000%, 10/18/2020(10)	EUR	1,078,943	1,193,966	0.33
Dubai Drydocks World LLC, 4.630%, 10/18/2020(10)		1,737,901	1,651,006	0.46
Dubai Drydocks World LLC, 0.100%, 10/18/2027(10)		6,758,421	1,419,269	0.39
			13,466,581	3.74

Total Bank Loans (Cost $19,657,452)			19,292,575	5.36

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Czech Republic (Cost $1,093,253)
New World Resources PLC, Class A *(6)	GBP	36,580,138	$—	—
			—	—

Mexico (Cost $2,988)
Corp. GEO S.A.B. de C.V., Series B *	MXN	7,952	618	—
			618	—

Mongolia (Cost $2,417,612)
Mongolian Mining Corp. *	HKD	14,731,698	454,146	0.13
			454,146	0.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Russian Federation (Cost $655,356)
Roust Corp. *(10)		13,359	$180,347	0.05
Roust Corp., Class C *(10)		28,922	375,986	0.10
			556,333	0.15

Total Equity Securities (Cost $4,169,209)			1,011,097	0.28

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $3,926)
Far East Energy Bermuda Ltd. Exp. 12/31/2017, Strike Price $11.92 *(2)(3)(6)		186,955	$—	—
			—	—

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V. Exp. 07/31/2022, Strike Price $9.75 *(6)	MXN	13,777	—	—
			—	—

Total Warrants (Cost $3,926)			—	—

Total Investments (Total Cost $331,101,000)			336,674,421	93.53

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			23,283,284	6.47

Net Assets			$359,957,705	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)

Restricted security that has been deemed illiquid. At October 31, 2017, the value of these restricted illiquid securities amounted to $3,038,303 or 0.8% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Abu Dhabi Crude Oil Pipeline LLC, 4.600%, 11/02/2047	10/26/2017	$500,000
Celulosa Arauco y Constitucion S.A., 3.875%, 11/02/2027	10/26/2017	492,340
Celulosa Arauco y Constitucion S.A., 5.500%, 11/02/2047	10/26/2017	498,540
Eurotorg LLC Via Bonitron DAC, 8.750%, 10/30/2022	10/18/2017-10/26/2017	1,524,410
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/24/2015	279,057
Far East Energy Bermuda Ltd. Exp. 12/31/2017, Strike Price $11.92	01/14/2013	3,926
New World Resources N.V., 16.651%, 10/07/2020	10/07/2014	—

(4)	Issuer has defaulted on terms of debt obligation.

(5)	Maturity has been extended under the terms of a plan of reorganization.

(6)	Security has been deemed worthless and is a Level 3 investment.

(7)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(8)	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

(9)	The coupon rate is subject to the performance of the TSIPPCAE Commodity Index.

(10)	Security is a Level 3 investment.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Percentages shown are based on net assets.

At October 31, 2017, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/10/2017	Morgan Stanley	United States Dollar	1,430,078	Euro	1,210,205	$19,593

Total						$19,593

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$ —	$309,784,559	$—	$309,784,559
Financial Certificates	—	2,267,214	—	2,267,214
Government Agencies	—	4,318,976	—	4,318,976

Total Debt Securities	—	316,370,749	—	316,370,749
Bank Loans
Malaysia	—	—	2,079,189	2,079,189
Nigeria	—	—	646,496	646,496
Ukraine	—	—	3,100,309	3,100,309
United Arab Emirates	—	—	13,466,581	13,466,581

Total Bank Loans	—	—	19,292,575	19,292,575
Common Stock
Mexico	618	—	—	618
Mongolia	—	454,146	—	454,146
Russian Federation	—	—	556,333	556,333

Total Common Stock	618	454,146	556,333	1,011,097
Warrants	—	—	—	—

Total Investments	$618	$316,824,895	$19,848,908	$336,674,421

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$19,593	$—	$19,593

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2017, the Fund had transfers as disclosed below.

Transfers from Level 2 to Level 3
Country	Value	Reason

Bank Loans

Nigeria	$646,496	Input to price became unobservable during the current period.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Transfers from Level 2 to Level 3
Country	Value	Reason
Turkey	$ —	Input to price became unobservable during the current period.
Total	$646,496

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2017:

Category and Subcategory	Beginning Balance at 10/31/2016	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2017	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2017

Investments, at value

Corporate Bonds

China	$ 4,800	$ —	$ —	$ —	$ —	$ (4,800)	$ —	$—	$ —	$ (4,800)

Czech Republic	—	—	—	—	—	—	—	—	—	—

Turkey	—	—	—	—	—	—	—	—	—	(90,281)

Bank Loans

China	—	—	—	—	—	—	—	—	—	—

Czech Republic	—	—	—	(4,708)	(930)	5,638	—	—	—	5,638

Malaysia	—	32,814	2,226,400	(316,213)	36,124	100,064	—	—	2,079,189	100,064

Nigeria	—	—	—	—	—	—	646,496	—	646,496	245,527

Sierra Leone	1,109,250	4,784	—	(1,104,976)	13,975	(23,033)	—	—	—	—

Ukraine	—	19,120	3,028,422	(7,706)	1,408	59,065	—	—	3,100,309	59,065

United Arab Emirates	11,891,922	738,105	1,029,398	(897,542)	129,910	574,788	—	—	13,466,581	574,788

Common Stock

Czech Republic	1	—	—	—	—	(1)	—	—	—	(1)

Russian Federation	—	—	655,356	—	—	(99,023)	—	—	556,333	(99,023)

Warrants	—	—	—	—	—	—	—	—	—	—

China	—	—	—	—	—	—	—	—	—	—

Mexico	—	—	—	—	—	—	—	—	—	—

Total	$13,005,973	$794,823	$6,939,576	$(2,331,145)	$180,487	$612,698	$646,496	$—	$19,848,908	$790,977

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2017:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	10/31/2017	Technique	Input
Bank Loans	$18,646,079	Broker quote	Inputs to broker model
Bank Loans	646,496	Indicative Bid	Bid source
Common Stock	556,333	Broker quote	Inputs to broker model
Total	$19,848,908

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2017:

Derivatives Not Accounted for as
Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$19,593

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2017:

Derivatives Not Accounted for as
Hedging Instruments
Foreign
Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$91,953

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 2,476

*	See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$331,425,043

Gross tax appreciation of investments	18,851,608
Gross tax depreciation of investments	(13,602,230)

Net tax appreciation of investments	$ 5,249,378

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $2,888,062)
Angola (Rep of) Via Northern Lights III B.V., 7.000%, 08/17/2019		2,895,000	$ 2,982,313	1.58
			2,982,313	1.58
Argentina (Cost $2,022,262)
Empresa Distribuidora Y Comercializadora Norte, 9.750%, 10/25/2022		120,000	131,532	0.07
Mastellone Hermanos S.A., 12.625%, 07/03/2021		345,000	387,432	0.20
Transportadora de Gas del Sur S.A., 9.625%, 05/14/2020		97,500	105,681	0.06
YPF S.A., 8.500%, 03/23/2021		1,235,000	1,398,415	0.74
			2,023,060	1.07

Bangladesh (Cost $456,360)
Banglalink Digital Communications Ltd., 8.625%, 05/06/2019		450,000	468,855	0.25
			468,855	0.25
Brazil (Cost $33,443,264)
Banco do Brasil S.A., 5.875%, 01/26/2022		1,750,000	1,844,063	0.98
Banco Votorantim S.A., 7.375%, 01/21/2020		245,000	262,695	0.14
Braskem Finance Ltd., 5.750%, 04/15/2021		1,500,000	1,622,250	0.86
Cia Brasileira de Aluminio, 6.750%, 04/05/2021		345,000	375,619	0.20
CSN Islands XI Corp., 6.875%, 09/21/2019		395,000	367,548	0.20
Gol Finance, Inc., 9.250%, 07/20/2020		600,000	603,000	0.32
Itau Unibanco Holding S.A., 5.750%, 01/22/2021		1,640,000	1,734,300	0.92
Marfrig Holdings Europe B.V., 6.875%, 06/24/2019		4,480,000	4,631,200	2.46
Marfrig Holdings Europe B.V., 11.250%, 09/20/2021		500,000	497,500	0.26
Petrobras Global Finance B.V., 5.375%, 01/27/2021		3,800,000	3,994,750	2.12
Petrobras Global Finance B.V., 8.375%, 05/23/2021		6,450,000	7,437,656	3.95
Petrobras Global Finance B.V., 6.125%, 01/17/2022		5,515,000	5,961,715	3.16
QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/2018		1,367,660	1,347,008	0.71
Vale Overseas Ltd., 5.875%, 06/10/2021		3,285,000	3,609,459	1.91
			34,288,763	18.19

China (Cost $6,890,468)
361 Degrees International Ltd., 7.250%, 06/03/2021		290,000	310,232	0.16
Agile Group Holdings Ltd., 9.000%, 05/21/2020		200,000	214,871	0.11
Central China Real Estate Ltd., 6.500%, 06/04/2018		200,000	202,248	0.11
Central China Real Estate Ltd., 8.750%, 01/23/2021		420,000	452,550	0.24
China Evergrande Group, 7.000%, 03/23/2020		500,000	513,695	0.27
China Evergrande Group, 8.250%, 03/23/2022		400,000	420,748	0.22
CIFI Holdings Group Co. Ltd., 7.750%, 06/05/2020		300,000	317,573	0.17
ICBC Standard Bank PLC, 8.125%, 12/02/2019		900,000	992,110	0.53
Kaisa Group Holdings Ltd., 7.250%, 06/30/2020(2)		1,985,000	1,982,920	1.05
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022(2)		900,000	900,222	0.48
Times Property Holdings Ltd., 6.250%, 01/23/2020		305,000	313,735	0.17
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020		325,000	316,057	0.17
			6,936,961	3.68

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Colombia (Cost $199,537)
Bancolombia S.A., 5.125%, 09/11/2022		190,000	$199,804	0.11
			199,804	0.11

Ecuador (Cost $20,818,746)
Ecuador (Rep of), 10.500%, 03/24/2020		9,002,000	9,767,170	5.18
Ecuador (Rep of), 10.750%, 03/28/2022		3,047,000	3,443,110	1.83
EP PetroEcuador via Noble Sovereign Funding I Ltd., (Floating,
ICE LIBOR USD 3M + 5.63%), 6.961%, 09/24/2019		5,816,842	5,921,545	3.14
Petroamazonas EP, 4.625%, 02/16/2020		3,250,000	3,149,900	1.67
			22,281,725	11.82

Iraq (Cost $416,339)
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		400,000	391,876	0.21
			391,876	0.21

Jamaica (Cost $10,547,599)
Digicel Group Ltd., 8.250%, 09/30/2020		11,465,000	11,336,019	6.01
			11,336,019	6.01

Kazakhstan (Cost $12,962,664)
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 01/28/2021		1,670,000	1,839,609	0.98
Kazkommertsbank JSC, 8.500%, 05/11/2018		2,485,000	2,551,399	1.35
Kazkommertsbank JSC, 5.500%, 12/21/2022		1,995,000	1,982,531	1.05
Zhaikmunai LLP, 6.375%, 02/14/2019		3,800,000	3,818,962	2.03
Zhaikmunai LLP, 7.125%, 11/13/2019		3,400,000	3,449,565	1.83
			13,642,066	7.24

Lebanon (Cost $4,301,645)
Lebanon (Rep of), 5.450%, 11/28/2019		760,000	760,882	0.40
Lebanon (Rep of), 6.375%, 03/09/2020		1,810,000	1,838,243	0.98
Lebanon (Rep of), 8.250%, 04/12/2021		1,570,000	1,664,156	0.88
			4,263,281	2.26

Mexico (Cost $1,557,622)
Mexichem S.A.B. de C.V., 4.875%, 09/19/2022		425,000	452,625	0.24
Petroleos Mexicanos, (Floating, ICE LIBOR USD 3M + 3.65%),
4.967%, 03/11/2022		1,040,000	1,133,600	0.60
			1,586,225	0.84

Pakistan (Cost $1,942,396)
Third Pakistan International Sukuk (The) Co. Ltd., 5.500%,
10/13/2021		1,880,000	1,913,771	1.01
			1,913,771	1.01

Panama (Cost $1,032,950)
Banistmo S.A., 3.650%, 09/19/2022(3)		400,000	399,760	0.21
Sable International Finance Ltd., 6.875%, 08/01/2022		590,000	632,775	0.34
			1,032,535	0.55

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets

Peru (Cost $764,767)
Volcan Cia Minera S.A.A., 5.375%, 02/02/2022		720,000	$762,300	0.40
			762,300	0.40

Qatar (Cost $1,421,789)
CBQ Finance Ltd., 2.875%, 06/24/2019		200,000	198,516	0.10
CBQ Finance Ltd., 3.250%, 06/13/2021		450,000	446,063	0.24
Ezdan Sukuk Co. Ltd., 4.375%, 05/18/2021		810,000	772,699	0.41
			1,417,278	0.75

Russian Federation (Cost $23,834,495)
Alfa Bank AO Via Alfa Bond Issuance PLC, 7.500%, 09/26/2019		1,120,000	1,196,612	0.64
Credit Bank of Moscow Via CBOM Finance PLC, 5.875%, 11/07/2021		2,905,000	3,008,790	1.60
GTH Finance B.V., 6.250%, 04/26/2020		6,000,000	6,346,884	3.37
Koks OAO Via Koks Finance DAC, 7.500%, 05/04/2022		735,000	792,218	0.42
MMC Norilsk Nickel OJSC via MMC Finance DAC, 6.625%, 10/14/2022		1,900,000	2,135,163	1.13
Polyus Finance PLC, 4.699%, 03/28/2022		800,000	819,078	0.43
Promsvyazbank OJSC Via PSB Finance S.A., 5.250%, 10/19/2019		1,200,000	1,193,242	0.63
Severstal OAO Via Steel Capital S.A., 5.900%, 10/17/2022		200,000	222,300	0.12
TMK OAO Via TMK Capital S.A., 6.750%, 04/03/2020		3,390,000	3,569,494	1.89
VEON Holdings B.V., 3.950%, 06/16/2021		4,800,000	4,824,960	2.56
			24,108,741	12.79

South Africa (Cost $5,214,758)
Eskom Holdings SOC Ltd., 5.750%, 01/26/2021		4,920,000	4,969,200	2.63
MTN Mauritius Investment Ltd., 5.373%, 02/13/2022		400,000	411,700	0.22
			5,380,900	2.85

Tanzania (Cost $202,545)
HTA Group Ltd., 9.125%, 03/08/2022		200,000	214,040	0.11
			214,040	0.11

Turkey (Cost $783,857)
Turkiye Is Bankasi, 5.375%, 10/06/2021		770,000	771,158	0.41
			771,158	0.41

Ukraine (Cost $12,501,701)
Ferrexpo Finance PLC, 10.375%, 04/07/2019		2,570,000	2,713,522	1.44
Metinvest B.V., 9.373%, (50% PIK), 12/31/2021(2)		4,534,768	4,716,159	2.50
MHP S.E., 8.250%, 04/02/2020		5,445,000	5,880,600	3.12
			13,310,281	7.06

United Arab Emirates (Cost $201,372)
BOS Funding Ltd., 3.374%, 06/08/2020		200,000	200,500	0.11
			200,500	0.11

Venezuela (Cost $16,922,148)
Petroleos de Venezuela S.A., 8.500%, 11/02/2017		8,115,667	7,750,462	4.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Par	Value	% of Net Assets
Venezuela (continued)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		11,415,750	$9,492,195	5.03
			17,242,657	9.14

Total Debt Securities (Cost $161,327,346)			166,755,109	88.44

Bank Loans

United Arab Emirates (Cost $5,548,433)
DP World Ltd., 3.750%, 09/30/2022(4)		5,842,929	5,317,066	2.82
Dubai Drydocks World LLC, 10/18/2020(4)(5)	EUR	400,000	442,643	0.24
			5,759,709	3.06

Total Bank Loans (Cost $5,548,433)			5,759,709	3.06

Total Investments (Total Cost $166,875,779)			172,514,818	91.50

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			16,030,576	8.50

Net Assets			$188,545,394	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(4)	Security is a Level 3 investment.

(5)	When issued security.

Percentages shown are based on net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$135,862,303	$—	$135,862,303
Financial Certificates	—	2,686,470	—	2,686,470
Government Agencies	—	7,750,462	—	7,750,462
Government Bonds	—	20,455,874	—	20,455,874
Total Debt Securities	—	166,755,109	—	166,755,109
Bank Loans	—	—	5,759,709	5,759,709

Total Investments	$—	$166,755,109	$5,759,709	$172,514,818

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2017:

Category and Subcategory	Beginning Balance at 10/31/2016	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2017	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2017
Investments, at value
Bank Loans	$3,619,390	$112,459	$2,147,919	$(396,972)	$45,065	$231,848	$—	$—	$5,759,709	$231,848

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2017:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	10/31/2017	Technique	Input
Bank Loans	$5,759,709	Broker quote	Inputs to broker model

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2017:

Derivatives Not Accounted for as
Hedging Instruments
Foreign
Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$159,266

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(8,027)

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$166,875,779
Gross tax appreciation of investments	6,084,495
Gross tax depreciation of investments	(445,456)
Net tax appreciation of investments	$5,639,039

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Affiliated Investment Companies

Ashmore Emerging Markets Active Equity Fund (2)		410,006	$5,223,479	70.22
Ashmore Emerging Markets Frontier Equity Fund (2)		125,670	1,430,122	19.23
Ashmore Emerging Markets Small-Cap Equity Fund (2)		50,987	672,515	9.04
Total Affiliated Investment Companies (Cost $6,532,797)			7,326,116	98.49

Total Investments (Total Cost $6,532,797)			7,326,116	98.49

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			112,510	1.51
Net Assets			$7,438,626	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Investment in affiliated fund.

Percentages shown are based on net assets.

At October 31, 2017, the Fund’s percentages of ownership of other funds were as follows:

Ashmore Mutual Fund	Percentage
Emerging Markets Frontier Equity Fund	1.8%
Emerging Markets Small-Cap Equity Fund	1.8%
Emerging Markets Active Equity Fund	29.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Opportunities Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Affiliated Investments
Assets:
Affiliated Investment Companies	$7,326,116	$—	$—	$7,326,116
Total Affiliated Investments	$7,326,116	$—	$—	$7,326,116

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2017, there were no transfers between Level 1, Level 2, and Level 3 based on levels assigned to the securities on October 31, 2016.

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$6,532,813
Gross tax appreciation of investments	793,303
Gross tax depreciation of investments	—
Net tax appreciation of investments	$793,303

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $171,480)
Globant S.A. *		4,400	$165,968	0.92
			165,968	0.92

Brazil (Cost $1,325,894)
Banco do Brasil S.A. *	BRL	55,300	582,194	3.22
Kroton Educacional S.A.	BRL	81,600	448,747	2.49
Vale S.A. ADR *		36,732	359,606	1.99
			1,390,547	7.70

China (Cost $5,065,437)
Alibaba Group Holding Ltd. ADR *		8,595	1,589,130	8.80
Baidu, Inc. ADR *		1,109	270,529	1.50
Bank of China Ltd., Class H	HKD	1,504,000	749,937	4.15
China Construction Bank Corp., Class H	HKD	830,000	740,482	4.10
CNOOC Ltd.	HKD	448,000	609,860	3.38
CNOOC Ltd. ADR		1,531	209,288	1.16
Haitong Securities Co. Ltd., Class H	HKD	96,400	152,482	0.85
Ping An Insurance Group Co. of China Ltd., Class H	HKD	86,000	755,121	4.18
Tencent Holdings Ltd.	HKD	3,900	174,869	0.97
Yum China Holdings, Inc. *		15,000	605,250	3.35
			5,856,948	32.44

Hong Kong (Cost $162,115)
AIA Group Ltd.	HKD	22,400	168,544	0.93
			168,544	0.93

India (Cost $339,968)
HDFC Bank Ltd. ADR		3,766	347,602	1.93
			347,602	1.93

Indonesia (Cost $720,700)
Bank Mandiri Persero Tbk PT	IDR	696,600	362,104	2.01
Telekomunikasi Indonesia Persero Tbk PT	IDR	1,076,600	319,904	1.77
			682,008	3.78

Mexico (Cost $837,657)
Cemex S.A.B. de C.V. ADR (Participation Certificate) *		21,744	176,344	0.97
Fibra Uno Administracion S.A. de C.V.	MXN	288,800	454,476	2.52
Fomento Economico Mexicano S.A.B. de C.V. ADR		1,888	165,672	0.92
			796,492	4.41

Peru (Cost $135,734)
Credicorp Ltd.		802	167,971	0.93
			167,971	0.93

Russian Federation (Cost $873,324)
Novatek PJSC GDR (Registered)		2,202	251,248	1.39
Sberbank of Russia PJSC ADR		12,858	184,512	1.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Russian Federation (continued)
X5 Retail Group N.V. GDR (Registered) *		14,050	$577,455	3.20
			1,013,215	5.61

South Africa (Cost $910,280)
FirstRand Ltd.	ZAR	43,753	158,596	0.88
Naspers Ltd., Class N	ZAR	3,552	865,468	4.79
			1,024,064	5.67

South Korea (Cost $1,776,367)
Hana Financial Group, Inc.	KRW	14,479	619,688	3.43
Lotte Chemical Corp.	KRW	1,030	339,702	1.88
Samsung Electronics Co. Ltd. GDR (2)		256	315,648	1.75
Samsung Life Insurance Co. Ltd. (2)	KRW	2,485	299,438	1.66
Samsung SDI Co. Ltd.	KRW	2,084	383,187	2.12
			1,957,663	10.84

Taiwan (Cost $1,491,454)
Cathay Financial Holding Co. Ltd.	TWD	323,000	533,344	2.95
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	124,000	999,088	5.53
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		3,818	161,616	0.90
			1,694,048	9.38

Total Common Stocks (Cost $13,810,410)			15,265,070	84.54

Preferred Stocks

Brazil (Cost $899,573)
Gerdau S.A., 0.19%	BRL	48,000	160,670	0.89
Petroleo Brasileiro S.A. ADR *		79,258	812,394	4.50
			973,064	5.39

South Korea (Cost $397,686)
Samsung Electronics Co. Ltd., 1.22%	KRW	263	525,836	2.91
			525,836	2.91

Total Preferred Stocks (Cost $1,297,259)			1,498,900	8.30

Equity-Linked Securities

India (Cost $712,877)
Tata Consultancy Services Ltd., Issued by CLSA Global Markets Pte. Ltd. *		18,317	742,055	4.11
			742,055	4.11

Total Equity-Linked Securities (Cost $712,877)			742,055	4.11

Total Investments (Total Cost $15,820,546)			17,506,025	96.95

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			549,921	3.05

Net Assets			$18,055,946	100.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2017, the industry sectors for the Ashmore Emerging Markets Active Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	10.6%
Consumer Staples	4.1
Energy	10.4
Financials	32.3
Information Technology	29.5
Materials	5.8
Real Estate	2.5
Telecommunication Services	1.8
Total Investments	97.0
Other Assets Less Liabilities	3.0
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Active Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$165,968	$—	$—	$165,968
Brazil	1,390,547	—	—	1,390,547
China	5,856,948	—	—	5,856,948
Hong Kong	168,544	—	—	168,544
India	347,602	—	—	347,602
Indonesia	682,008	—	—	682,008
Mexico	796,492	—	—	796,492
Peru	167,971	—	—	167,971
Russian Federation	1,013,215	—	—	1,013,215
South Africa	1,024,064	—	—	1,024,064
South Korea	1,957,663	—	—	1,957,663
Taiwan	1,694,048	—	—	1,694,048

Total Common Stock	15,265,070	—	—	15,265,070
Preferred Stock
Brazil	973,064	—	—	973,064
South Korea	525,836	—	—	525,836

Total Preferred Stock	1,498,900	—	—	1,498,900
Equity-Linked Securities
India	—	742,055	—	742,055
Total Investments	$16,763,970	$742,055	$—	$17,506,025

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. From the Fund’s commencement of operation on November 1, 2016 through October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3 classifications.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(587)

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$15,855,536
Gross tax appreciation of investments	1,821,000
Gross tax depreciation of investments	(170,511)
Net tax appreciation of investments	$1,650,489

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $2,023,890)
Adecoagro S.A. *		13,812	$140,330	0.36
Grupo Supervielle S.A. ADR		45,700	1,225,217	3.10
IRSA Inversiones y Representaciones S.A. ADR *		39,579	1,152,541	2.92
Pampa Energia S.A. ADR *		9,516	645,470	1.63
			3,163,558	8.01

Brazil (Cost $3,421,247)
Iochpe-Maxion S.A.	BRL	166,746	1,141,272	2.89
Minerva S.A.	BRL	179,700	631,721	1.60
Rumo S.A. *	BRL	152,300	591,266	1.50
Ser Educacional S.A. (2)	BRL	123,000	1,159,952	2.93
SLC Agricola S.A.	BRL	30,262	203,517	0.51
Tupy S.A. *	BRL	42,800	228,045	0.58
			3,955,773	10.01

Chile (Cost $344,976)
Vina Concha y Toro S.A.	CLP	188,425	332,057	0.84
			332,057	0.84

China (Cost $8,373,406)
China Lesso Group Holdings Ltd.	HKD	763,000	509,553	1.29
China Machinery Engineering Corp., Class H	HKD	555,000	340,054	0.86
China Rapid Finance Ltd. ADR *		132,954	1,074,268	2.72
China Yongda Automobiles Services Holdings Ltd.	HKD	864,500	1,064,917	2.70
Goodbaby International Holdings Ltd.	HKD	818,000	446,674	1.13
JNBY Design Ltd.	HKD	78,500	101,428	0.26
Ju Teng International Holdings Ltd.	HKD	1,635,000	582,626	1.47
Li Ning Co. Ltd. *	HKD	1,417,500	1,237,365	3.13
Noah Holdings Ltd. ADR *		20,500	804,010	2.03
Rici Healthcare Holdings Ltd. *(2)	HKD	975,000	288,698	0.73
SINA Corp. *		7,400	796,610	2.02
Tarena International, Inc. ADR		55,406	811,698	2.05
Xiabuxiabu Catering Management China Holdings Co. Ltd. (2)	HKD	405,000	590,779	1.50
Xinchen China Power Holdings Ltd. *	HKD	892,000	131,489	0.33
			8,780,169	22.22

Colombia (Cost $824,806)
Gran Tierra Energy, Inc. *		331,000	718,270	1.82
			718,270	1.82

Greece (Cost $276,478)
FF Group *	EUR	4,196	87,881	0.22
Piraeus Bank S.A. *	EUR	46,792	134,629	0.34
			222,510	0.56

Indonesia (Cost $1,836,359)
Bank Tabungan Negara Persero Tbk PT	IDR	3,610,200	734,684	1.86
Berlian Laju Tanker Tbk PT *(3)	IDR	4,428,000	—	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Indonesia (continued)
Ciputra Development Tbk PT	IDR	4,134,000	$368,822	0.93
Pembangunan Perumahan Persero Tbk PT	IDR	4,210,400	884,766	2.24
			1,988,272	5.03

Malaysia (Cost $921,797)
My EG Services Bhd.	MYR	1,842,700	953,233	2.41
			953,233	2.41

Mexico (Cost $705,773)
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.		9,000	363,600	0.92
PLA Administradora Industrial S. de R.L. de C.V. *	MXN	245,600	378,038	0.96
			741,638	1.88

Pakistan (Cost $380,175)
D.G. Khan Cement Co. Ltd.	PKR	265,400	343,570	0.87
			343,570	0.87

South Korea (Cost $4,814,701)
Com2uS Corp.	KRW	3,264	388,644	0.98
Cosmax, Inc.	KRW	10,000	1,240,684	3.14
Douzone Bizon Co. Ltd.	KRW	6,865	196,082	0.50
Eugene Technology Co. Ltd.	KRW	60,530	1,145,389	2.90
Interpark Corp.	KRW	14,857	123,725	0.31
Modetour Network, Inc.	KRW	49,816	1,307,261	3.31
Viatron Technologies, Inc.	KRW	22,617	408,796	1.03
			4,810,581	12.17

Taiwan (Cost $7,228,576)
Accton Technology Corp.	TWD	248,000	799,271	2.02
Bizlink Holding, Inc.	TWD	77,000	771,034	1.95
FLEXium Interconnect, Inc.	TWD	232,000	888,476	2.25
Fulgent Sun International Holding Co. Ltd.	TWD	185,000	468,028	1.18
Hota Industrial Manufacturing Co. Ltd.	TWD	165,000	768,663	1.95
Lite-On Technology Corp.	TWD	549,000	774,547	1.96
Merry Electronics Co. Ltd.	TWD	116,000	884,630	2.24
Primax Electronics Ltd.	TWD	310,000	803,793	2.03
Silicon Motion Technology Corp. ADR		7,563	366,201	0.93
Sunonwealth Electric Machine Industry Co. Ltd.	TWD	209,000	465,684	1.18
TCI Co. Ltd.	TWD	91,157	619,612	1.57
			7,609,939	19.26

Thailand (Cost $684,807)
Supalai PCL (Registered)	THB	1,075,800	796,649	2.02
			796,649	2.02

Turkey (Cost $572,337)
Turkiye Sinai Kalkinma Bankasi A.S.	TRY	1,594,759	575,930	1.46
			575,930	1.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
United Arab Emirates (Cost $165,424)
Orascom Construction Ltd. *	EGP	23,908	$191,652	0.48
			191,652	0.48

Total Common Stocks (Cost $32,574,752)			35,183,801	89.04

Preferred Stocks

Brazil (Cost $583,062)
Banco ABC Brasil S.A. *	BRL	144,149	790,962	2.00
			790,962	2.00

Total Preferred Stocks (Cost $583,062)			790,962	2.00

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

Brazil (Cost $—)
Iochpe-Maxion S.A., Exp. 06/03/2019, Strike Price $12.70 *	BRL	2,184	$7,010	0.02
			7,010	0.02

Thailand (Cost $—)
Supalai PCL, Exp. 10/20/2018, Strike Price $4.00 *	THB	268,950	166,778	0.42
			166,778	0.42

Total Warrants (Cost $—)			173,788	0.44

	Currency(1)	Shares	Value	% of Net Assets
Equity-Linked Securities

India (Cost $1,441,956)
Claris Lifesciences Ltd., Issued by JP Morgan Structured Products *	INR	91,631	$490,684	1.24
Gujarat Pipavav Port Ltd., Issued by Merrill Lynch International & Co. *	INR	185,397	405,736	1.03
Persistent Systems Ltd., Issued by JP Morgan Structured Products *	INR	51,196	515,191	1.30
			1,411,611	3.57

Total Equity-Linked Securities (Cost $1,441,956)			1,411,611	3.57

Total Investments (Total Cost $34,599,770)			37,560,162	95.05

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,956,615	4.95

Net Assets			$39,516,777	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Security has been deemed worthless and is a Level 3 investment.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

Percentages shown are based on net assets.

At October 31, 2017, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	21.6%
Consumer Staples	8.0
Energy	1.8
Financials	10.8
Health Care	2.0
Industrials	14.3
Information Technology	26.8
Materials	0.9
Real Estate	7.2
Utilities	1.6
Total Investments	95.0
Other Assets Less Liabilities	5.0
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$3,163,558	$—	$—	$3,163,558
Brazil	3,955,773	—	—	3,955,773
Chile	332,057	—	—	332,057
China	8,780,169	—	—	8,780,169
Colombia	718,270	—	—	718,270
Greece	222,510	—	—	222,510
Indonesia	1,988,272	—	—	1,988,272
Malaysia	953,233	—	—	953,233
Mexico	741,638	—	—	741,638
Pakistan	343,570	—	—	343,570
South Korea	4,810,581	—	—	4,810,581
Taiwan	7,609,939	—	—	7,609,939
Thailand	796,649	—	—	796,649
Turkey	575,930	—	—	575,930
United Arab Emirates	191,652	—	—	191,652

Total Common Stock	35,183,801	—	—	35,183,801
Preferred Stock
Brazil	790,962	—	—	790,962
Warrants
Brazil	—	7,010	—	7,010
Thailand	166,778	—	—	166,778

Total Warrants	166,778	7,010	—	173,788
Equity-Linked Securities
India	—	1,411,611	—	1,411,611
Total Investments	$36,141,541	$1,418,621	$—	$37,560,162

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2017:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(391)

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$34,786,306

Gross tax appreciation of investments	4,103,906
Gross tax depreciation of investments	(1,331,338)

Net tax appreciation of investments	$2,772,568

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $13,842,364)
BBVA Banco Frances S.A. ADR		182,443	$4,021,044	4.49
Globant S.A. *		36,390	1,372,631	1.53
Grupo Supervielle S.A. ADR		138,000	3,699,780	4.14
Pampa Energia S.A. ADR *		34,470	2,338,100	2.61
Transportadora de Gas del Sur S.A. ADR *		104,006	2,207,007	2.47
YPF S.A. ADR		93,961	2,307,682	2.58
			15,946,244	17.82

Bangladesh (Cost $4,397,067)
BRAC Bank Ltd.	BDT	1,496,834	1,815,219	2.03
GrameenPhone Ltd.	BDT	295,241	1,559,932	1.74
Square Pharmaceuticals Ltd.	BDT	477,841	1,713,096	1.92
			5,088,247	5.69

Egypt (Cost $4,263,531)
ADES International Holding Ltd. *(2)		113,489	1,545,720	1.73
Arabian Food Industries Co. DOMTY *	EGP	1,550,000	810,297	0.90
Commercial International Bank Egypt S.A.E.	EGP	472,981	2,114,057	2.36
			4,470,074	4.99

Georgia (Cost $4,258,390)
BGEO Group PLC	GBP	60,111	2,842,177	3.17
Georgia Healthcare Group PLC *(2)	GBP	390,132	1,813,538	2.03
			4,655,715	5.20

Ivory Coast (Cost $2,115,968)
Sonatel	XOF	52,145	2,129,782	2.38
			2,129,782	2.38

Kazakhstan (Cost $609,861)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered) *		105,398	1,027,630	1.15
			1,027,630	1.15

Kenya (Cost $3,137,386)
KCB Group Ltd.	KES	4,850,708	1,776,645	1.99
Safaricom Ltd.	KES	6,699,200	1,646,550	1.84
			3,423,195	3.83

Kuwait (Cost $6,405,852)
Human Soft Holding Co. K.S.C.	KWD	203,643	2,654,223	2.97
Mabanee Co. S.A.K.	KWD	273,420	709,302	0.79
National Bank of Kuwait S.A.K.P.	KWD	1,368,094	3,467,707	3.87
			6,831,232	7.63

Mauritius (Cost $1,921,921)
MCB Group Ltd.	MUR	276,200	2,206,070	2.46
			2,206,070	2.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Nigeria (Cost $5,086,891)
Dangote Cement PLC	NGN	2,353,789	$1,464,580	1.64
Guaranty Trust Bank PLC	NGN	21,049,240	2,455,744	2.74
Nestle Nigeria PLC	NGN	258,530	899,110	1.00
United Bank for Africa PLC	NGN	46,885,641	1,250,284	1.40
			6,069,718	6.78

Pakistan (Cost $7,708,905)
D.G. Khan Cement Co. Ltd.	PKR	964,800	1,248,969	1.40
Maple Leaf Cement Factory Ltd.	PKR	1,428,200	914,531	1.02
Oil & Gas Development Co. Ltd.	PKR	652,700	890,054	0.99
United Bank Ltd.	PKR	1,949,000	3,313,679	3.70
			6,367,233	7.11

Peru (Cost $3,721,868)
Alicorp S.A.A.	PEN	988,874	3,087,855	3.45
Credicorp Ltd.		7,300	1,528,912	1.71
			4,616,767	5.16

Philippines (Cost $3,043,741)
Cosco Capital, Inc.	PHP	7,273,400	1,200,375	1.34
International Container Terminal Services, Inc.	PHP	891,740	1,829,255	2.05
			3,029,630	3.39

Saudi Arabia (Cost $3,078,247)
Bupa Arabia for Cooperative Insurance Co.	SAR	45,000	1,305,513	1.46
Saudi Electricity Co.	SAR	277,830	1,792,069	2.00
			3,097,582	3.46

Sri Lanka (Cost $2,217,775)
John Keells Holdings PLC	LKR	1,243,921	1,292,302	1.44
Sampath Bank PLC	LKR	473,256	1,046,477	1.17
			2,338,779	2.61

United Arab Emirates (Cost $8,117,206)
Agthia Group PJSC	AED	301,622	429,522	0.48
Aramex PJSC	AED	1,410,174	1,965,908	2.19
DP World Ltd.		56,530	1,342,587	1.50
Emaar Malls PJSC	AED	2,399,986	1,509,528	1.69
Emaar Properties PJSC	AED	292,226	659,620	0.74
Emirates NBD PJSC	AED	570,357	1,296,742	1.45
NMC Health PLC	GBP	43,757	1,680,711	1.88
			8,884,618	9.93

Vietnam (Cost $2,436,111)
Military Commercial Joint Stock Bank	VND	1,944,217	1,934,587	2.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Vietnam (continued)
Vietnam Dairy Products JSC	VND	206,460	$1,372,612	1.54
			3,307,199	3.70

Total Common Stocks (Cost $76,363,084)			83,489,715	93.29

Preferred Stocks

Colombia (Cost $1,370,082)
Banco Davivienda S.A., 3.23%	COP	127,491	1,256,449	1.40
			1,256,449	1.40

Total Preferred Stocks (Cost $1,370,082)			1,256,449	1.40

Rights

Sri Lanka (Cost $—)
Sampath Bank PLC *	LKR	78,876	48,622	0.06
			48,622	0.06

Total Rights (Cost $—)			48,622	0.06

Equity-Linked Securities

United Arab Emirates (Cost $628,036)
Aramex PJSC, Issued by Merrill Lynch International & Co. *		320,000	446,108	0.50
Emirates NBD PJSC, Issued by Merrill Lynch International & Co. *		80,000	181,885	0.20
			627,993	0.70

Total Equity-Linked Securities (Cost $628,036)			627,993	0.70

Total Investments (Total Cost $78,361,202)			85,422,779	95.45

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			4,071,268	4.55

Net Assets			$89,494,047	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

At October 31, 2017, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	3.0%
Consumer Staples	8.7
Energy	7.8
Financials	43.1
Health Care	5.8
Industrials	7.7
Information Technology	1.5
Materials	4.1
Real Estate	3.2
Telecommunication Services	6.0
Utilities	4.6
Total Investments	95.5
Other Assets Less Liabilities	4.5
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$15,946,244	$—	$—	$15,946,244
Bangladesh	5,088,247	—	—	5,088,247
Egypt	4,470,074	—	—	4,470,074
Georgia	4,655,715	—	—	4,655,715
Ivory Coast	2,129,782	—	—	2,129,782
Kazakhstan	1,027,630	—	—	1,027,630
Kenya	3,423,195	—	—	3,423,195
Kuwait	6,831,232	—	—	6,831,232
Mauritius	2,206,070	—	—	2,206,070
Nigeria	6,069,718	—	—	6,069,718
Pakistan	6,367,233	—	—	6,367,233
Peru	4,616,767	—	—	4,616,767
Philippines	3,029,630	—	—	3,029,630
Saudi Arabia	3,097,582	—	—	3,097,582

Sri Lanka	2,338,779	—	—	2,338,779
United Arab Emirates	8,884,618	—	—	8,884,618
Vietnam	3,307,199	—	—	3,307,199
Total Common Stock	83,489,715	—	—	83,489,715
Preferred Stock
Columbia	1,256,449	—	—	1,256,449
Rights
Sri Lanka	—	48,622	—	48,622
Equity-Linked Securities
United Arab Emirates	—	627,993	—	627,993
Total Investments	$84,746,164	$676,615	$—	$85,422,779

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2017:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$164

*See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$78,633,635

Gross tax appreciation of investments	8,915,268
Gross tax depreciation of investments	(2,126,124)

Net tax appreciation of investments	$6,789,144

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $621,005)
Grupo Supervielle S.A. ADR		12,756	$341,988	4.15
Pampa Energia S.A. ADR *		3,574	242,424	2.94
YPF S.A. ADR		12,010	294,966	3.58
			879,378	10.67

Brazil (Cost $678,662)
AES Tiete Energia S.A.	BRL	26,500	104,905	1.27
Banco do Brasil S.A. *	BRL	16,400	172,658	2.10
Minerva S.A.	BRL	29,500	103,705	1.26
MRV Engenharia e Participacoes S.A.	BRL	27,700	107,115	1.30
Rumo S.A. *	BRL	60,900	236,429	2.87
			724,812	8.80

China (Cost $2,628,894)
Alibaba Group Holding Ltd. ADR *		2,214	409,346	4.97
Bank of China Ltd., Class H	HKD	825,000	411,368	4.99
Bitauto Holdings Ltd. ADR *		4,551	205,569	2.49
China Minsheng Banking Corp. Ltd., Class H	HKD	200	194	—
China Rapid Finance Ltd. ADR *		21,642	174,867	2.12
China State Construction International Holdings Ltd.	HKD	117,000	164,371	1.99
CNOOC Ltd. ADR		1,311	179,214	2.17
Far East Horizon Ltd.	HKD	133,000	132,124	1.60
Haitong Securities Co. Ltd., Class H	HKD	72,000	113,887	1.38
Ju Teng International Holdings Ltd.	HKD	364,500	129,888	1.58
Kingsoft Corp. Ltd.	HKD	40,000	101,008	1.23
Longfor Properties Co. Ltd.	HKD	55,500	129,619	1.57
Luye Pharma Group Ltd.	HKD	88,500	58,989	0.72
Ping An Insurance Group Co. of China Ltd., Class H	HKD	50,500	443,414	5.38
Shimao Property Holdings Ltd.	HKD	97,500	204,213	2.48
SINA Corp. *		1,300	139,945	1.70
Sunny Optical Technology Group Co. Ltd.	HKD	23,000	336,683	4.09
			3,334,699	40.46

Egypt (Cost $104,688)
Palm Hills Developments S.A.E. *	EGP	562,910	131,817	1.60
			131,817	1.60

Greece (Cost $128,232)
Piraeus Bank S.A. *	EUR	27,488	79,088	0.96
			79,088	0.96

Indonesia (Cost $119,970)
Bank Negara Indonesia Persero Tbk PT	IDR	276,000	154,662	1.88
			154,662	1.88

Mexico (Cost $102,138)
Cemex S.A.B. de C.V. ADR (Participation Certificate) *		11,310	91,724	1.11
			91,724	1.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
Pakistan (Cost $84,932)
Oil & Gas Development Co. Ltd.	PKR	59,200	$80,728	0.98
			80,728	0.98

Russian Federation (Cost $230,426)
Rosneft Oil Co. PJSC GDR (Registered)		14,531	79,630	0.97
Sberbank of Russia PJSC	RUB	48,100	159,401	1.93
			239,031	2.90

South Korea (Cost $147,427)
POSCO	KRW	450	130,740	1.58
SK Hynix, Inc.	KRW	951	69,775	0.85
			200,515	2.43

Taiwan (Cost $337,571)
FLEXium Interconnect, Inc.	TWD	32,000	122,549	1.48
Hon Hai Precision Industry Co. Ltd.	TWD	37,000	137,403	1.67
Merry Electronics Co. Ltd.	TWD	19,000	144,896	1.76
			404,848	4.91

Turkey (Cost $216,789)
Tupras Turkiye Petrol Rafinerileri A.S.	TRY	2,354	84,702	1.03
Turkiye Garanti Bankasi A.S.	TRY	28,914	79,496	0.96
Turkiye Halk Bankasi A.S.	TRY	21,105	61,531	0.75
			225,729	2.74

United Arab Emirates (Cost $109,954)
Orascom Construction Ltd. *	EGP	18,128	145,318	1.76
			145,318	1.76

Total Common Stocks (Cost $5,510,688)			6,692,349	81.20

Preferred Stocks

Brazil (Cost $157,876)
Metalurgica Gerdau S.A. *	BRL	88,000	137,462	1.67
			137,462	1.67

South Korea (Cost $222,858)
Samsung Electronics Co. Ltd., 1.22%	KRW	141	281,912	3.42
			281,912	3.42

Total Preferred Stocks (Cost $380,734)			419,374	5.09

Equity-Linked Securities

India (Cost $623,290)
Adani Ports and Special Economic Zone Ltd., Class A, Issued by JP Morgan Structured Products B.V.		42,395	281,679	3.42
Axis Bank Ltd., Issued by Merrill Lynch International & Co.		31,302	252,822	3.07
Bharat Petroleum Corp. Ltd., Issued by JP Morgan Structured Products B.V.		20,940	175,095	2.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

	Currency(1)	Shares	Value	% of Net Assets
India (continued)
Tech Mahindra Ltd., Issued by JP Morgan Structured Products B.V.		24,474	$182,144	2.21
			891,740	10.82

Total Equity-Linked Securities (Cost $623,290)			891,740	10.82

Total Investments (Total Cost $6,514,712)			8,003,463	97.11

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			238,300	2.89

Net Assets			$8,241,763	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

At October 31, 2017, the industry sectors for the Ashmore Emerging Markets Value Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	1.3%
Consumer Staples	1.3
Energy	10.8
Financials	29.2
Health Care	0.7
Industrials	10.0
Information Technology	29.6
Materials	4.4
Real Estate	5.6
Utilities	4.2
Total Investments	97.1
Other Assets Less Liabilities	2.9
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Value Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$879,378	$—	$—	$879,378
Brazil	724,812	—	—	724,812
China	3,334,699	—	—	3,334,699
Egypt	131,817	—	—	131,817
Greece	79,088	—	—	79,088
Indonesia	154,662	—	—	154,662
Mexico	91,724	—	—	91,724
Pakistan	80,728	—	—	80,728
Russian Federation	239,031	—	—	239,031
South Korea	200,515	—	—	200,515
Taiwan	404,848	—	—	404,848
Turkey	225,729	—	—	225,729
United Arab Emirates	145,318	—	—	145,318

Total Common Stock	6,692,349	—	—	6,692,349
Preferred Stock
Brazil	137,462	—	—	137,462
South Korea	281,912	—	—	281,912

Total Preferred Stock	419,374	—	—	419,374
Equity-Linked Securities
India	—	891,740	—	891,740
Total Investments	$7,111,723	$891,740	$—	$8,003,463

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2017:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(33)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2017

At October 31, 2017, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$6,589,232

Gross tax appreciation of investments	1,726,851
Gross tax depreciation of investments	(312,620)

Net tax appreciation of investments	$1,414,231

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2017

1.	Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes ten funds as of October 31, 2017, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Ashmore Emerging Markets Equity Opportunities Fund seeks to achieve its investment objective by investing principally in Institutional Class shares of other series of Ashmore Funds that invest principally in emerging markets equity securities and equity-related investments (the “Underlying Equity Funds”). The Fund expects to operate as a “fund of funds”, which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. In addition to investing in the current Underlying Equity Funds, at the discretion of the Investment Manager and without shareholder approval, the Fund may invest in additional Underlying Equity Funds created in the future. Each of the Funds’ financial statements are presented herein. On November 1, 2016, the Trust launched the Ashmore Emerging Markets Active Equity Fund by offering Class A, Class C and Institutional Class shares of the Fund.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). The Investment Manager has retained Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund. The Subadviser is responsible for managing the investment of the assets of Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees of the Trust (the “Board”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict if a related party is invested in a Fund and that party’s interests diverge from those of the Fund, but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (AIFMD) (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust being (i) Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2.	Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States Dollar are converted to the United States Dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States Dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager and the Sub-Adviser, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager and the Sub-Adviser, as applicable, may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method.

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding. Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2017, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

3.	Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

4.	Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in public open-end investment funds are categorized as Level 2.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

5.	Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of October 31, 2017, the Funds did not hold any reverse repurchase agreements.

6.	Capital share transactions

Transactions in Class A shares for the year ended October 31, 2017, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	1,980,157	$16,397,952	28,756	$233,104	(221,478)	$(1,787,334)	1,787,435	$14,843,722
Ashmore Emerging Markets Hard Currency Debt Fund	29,803	253,937	2,117	18,021	(12,900)	(110,035)	19,020	161,923
Ashmore Emerging Markets Local Currency Bond Fund	34,089	248,304	662	4,863	(27,145)	(201,371)	7,606	51,796
Ashmore Emerging Markets Corporate Debt Fund	768,834	6,402,707	41,912	347,318	(858,519)	(6,905,390)	(47,773)	(155,365)
Ashmore Emerging Markets Short Duration Fund	1,460,585	15,179,610	138,171	1,434,189	(1,640,977)	(17,197,848)	(42,221)	(584,049)
Ashmore Emerging Markets Equity Opportunities Fund	—	5	18	204	—	—	18	209
Ashmore Emerging Markets Active Equity Fund	1,000	10,007	4	48	—	—	1,004	10,055
Ashmore Emerging Markets Small-Cap Equity Fund	43,903	428,915	1,258	11,008	(23,994)	(222,571)	21,167	217,352
Ashmore Emerging Markets Frontier Equity Fund	701,976	5,903,145	13,146	119,018	(213,455)	(1,965,107)	501,667	4,057,056

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Value Fund	10,915	$117,848	75	$737	(3,389)	$(36,042)	7,601	$82,543
Transactions in Class C shares for the year ended October 31, 2017, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	227,228	$1,839,471	6,660	$53,679	(61,950)	$(505,852)	171,938	$1,387,298
Ashmore Emerging Markets Hard Currency Debt Fund	142	1,192	30	254	(162)	(1,390)	10	56
Ashmore Emerging Markets Local Currency Bond Fund	4,333	29,619	346	2,516	(818)	(5,877)	3,861	26,258
Ashmore Emerging Markets Corporate Debt Fund	504,064	4,216,948	21,238	176,391	(171,353)	(1,407,980)	353,949	2,985,359
Ashmore Emerging Markets Short Duration Fund	18,401	184,019	263	2,668	(263)	(2,668)	18,401	184,019
Ashmore Emerging Markets Equity Opportunities Fund	—	30	17	189	—	—	17	219
Ashmore Emerging Markets Active Equity Fund	1,000	10,025	4	44	—	—	1,004	10,069
Ashmore Emerging Markets Small-Cap Equity Fund	6,631	65,887	364	3,319	(3,318)	(31,641)	3,677	37,565
Ashmore Emerging Markets Frontier Equity Fund	47,984	434,418	349	3,187	(9,424)	(88,715)	38,909	348,890
Ashmore Emerging Markets Value Fund	772	7,103	1	13	(543)	(4,961)	230	2,155
Transactions in Institutional Class shares for the year ended October 31, 2017, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	46,716,460	$381,357,339	6,584,095	$53,825,213	(19,589,180)	$(155,535,775)	33,711,375	$279,646,777
Ashmore Emerging Markets Hard Currency Debt Fund	94,445	795,735	49,036	414,192	(29,057)	(243,819)	114,424	966,108
Ashmore Emerging Markets Local Currency Bond Fund	1,963,607	14,603,382	382,096	2,893,384	(2,093,667)	(15,529,899)	252,036	1,966,867
Ashmore Emerging Markets Corporate Debt Fund	19,178,672	165,170,528	532,265	4,580,648	(7,969,360)	(68,139,079)	11,741,577	101,612,097

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Short Duration Fund	12,816,423	$131,396,629	547,915	$5,569,501	(8,034,314)	$(81,961,770)	5,330,024	$55,004,360
Ashmore Emerging Markets Equity Opportunities Fund	19,202	218,480	9,531	107,101	(11,006)	(127,493)	17,727	198,088
Ashmore Emerging Markets Active Equity Fund	1,410,020	14,770,766	4,989	59,219	— *	(32)	1,415,009	14,829,953
Ashmore Emerging Markets Small-Cap Equity Fund	1,466,176	17,791,675	37,277	416,792	(1,666,373)	(19,690,734)	(162,920)	(1,482,267)
Ashmore Emerging Markets Frontier Equity Fund	6,671,423	69,085,145	94,974	966,444	(5,432,605)	(55,355,818)	1,333,792	14,695,771
Ashmore Emerging Markets Value Fund	663,438	5,711,246	11,603	103,627	(1,050,301)	(10,018,431)	(375,260)	(4,203,558)

*    Amount rounds to less than 0.5 shares.

Transactions in Class A shares for the year ended October 31, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	370,164	$2,793,528	13,896	$104,932	(348,149)	$(2,528,242)	35,911	$370,218
Ashmore Emerging Markets Hard Currency Debt Fund	23,388	195,100	600	5,114	(275)	(2,364)	23,713	197,850
Ashmore Emerging Markets Local Currency Bond Fund	16,478	115,145	176	1,183	(6,102)	(43,453)	10,552	72,875
Ashmore Emerging Markets Corporate Debt Fund	996,931	7,498,703	38,760	289,108	(537,445)	(4,080,066)	498,246	3,707,745
Ashmore Emerging Markets Short Duration Fund	984,057	10,078,647	16,073	164,824	(42,014)	(419,286)	958,116	9,824,185
Ashmore Emerging Markets Equity Opportunities Fund	1,000	10,000	11	109	—	—	1,011	10,109
Ashmore Emerging Markets Active Equity Fund	—	—	—	—	—	—	—	—
Ashmore Emerging Markets Small-Cap Equity Fund	36,312	267,978	732	5,877	(8,829)	(71,167)	28,215	202,688
Ashmore Emerging Markets Frontier Equity Fund	265,714	2,135,596	141	1,093	(1,606)	(12,860)	264,249	2,123,829

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Value Fund	1,059	$8,524	18	$139	—	$—	1,077	$8,663

Transactions in Class C shares for the year ended October 31, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	277,184	$2,178,417	3,606		$27,417	(33,774)	$(244,753)	247,016	$1,961,081
Ashmore Emerging Markets Hard Currency Debt Fund	6,448	52,430	16		128	(6,158)	(49,280)	306	3,278
Ashmore Emerging Markets Local Currency Bond Fund	3,655	25,472	165		1,112	—	—	3,820	26,584
Ashmore Emerging Markets Corporate Debt Fund	486,529	3,659,954	16,394		120,800	(164,134)	(1,213,065)	338,789	2,567,689
Ashmore Emerging Markets Short Duration Fund	—	—	—		—	—	—	—	—
Ashmore Emerging Markets Equity Opportunities Fund	1,000	10,000	9		90	—	—	1,009	10,090
Ashmore Emerging Markets Active Equity Fund	—	—	—		—	—	—	—	—
Ashmore Emerging Markets Small-Cap Equity Fund	8,155	63,118	530		4,415	(26,421)	(233,256)	(17,736)	(165,723)
Ashmore Emerging Markets Frontier Equity Fund	2,770	21,808	63		464	(1,878)	(14,878)	955	7,394
Ashmore Emerging Markets Value Fund	—	—	—	*	3	(102)	(920)	(102)	(917)

* Amount rounds to less than 0.5 shares. Transactions in Institutional Class shares for the year ended October 31, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	37,772,981	$296,635,991	5,615,110	$43,037,108	(14,150,587)	$(106,274,285)	29,237,504	$233,398,814
Ashmore Emerging Markets Hard Currency Debt Fund	141,539	1,148,046	40,134	329,365	(136,955)	(1,127,599)	44,718	349,812
Ashmore Emerging Markets Local Currency Bond Fund	1,600,358	11,492,494	391,803	2,728,517	(2,635,680)	(18,021,028)	(643,519)	(3,800,017)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	16,818,173	$130,559,694	543,041	$4,188,645	(20,872,777)	$(161,159,041)	(3,511,563)	$(26,410,702)
Ashmore Emerging Markets Short Duration Fund	8,814,329	84,468,605	448,232	4,403,013	(337,924)	(3,236,236)	8,924,637	85,635,382
Ashmore Emerging Markets Equity Opportunities Fund	516,793	5,167,220	5,728	56,825	(8,029)	(77,557)	514,492	5,146,488
Ashmore Emerging Markets Active Equity Fund	—	—	—	—	—	—	—	—
Ashmore Emerging Markets Small-Cap Equity Fund	1,355,360	13,303,248	55,137	554,951	(2,578,942)	(24,847,478)	(1,168,445)	(10,989,279)
Ashmore Emerging Markets Frontier Equity Fund	1,028,424	8,959,900	79,510	677,406	(915,899)	(7,962,444)	192,035	1,674,862
Ashmore Emerging Markets Value Fund	395,698	2,781,906	6,459	47,378	(357,187)	(2,466,521)	44,970	362,763

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

7.	Investment transactions

For the year ended October 31, 2017 the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$842,315,970	$541,076,923
Ashmore Emerging Markets Hard Currency Debt Fund	2,867,646	1,737,639
Ashmore Emerging Markets Local Currency Bond Fund	51,704,564	43,011,134
Ashmore Emerging Markets Corporate Debt Fund	321,502,604	234,993,753
Ashmore Emerging Markets Short Duration Fund	117,365,916	81,624,847
Ashmore Emerging Markets Equity Opportunities Fund	7,648,173	7,457,208
Ashmore Emerging Markets Active Equity Fund	37,498,667	23,206,100
Ashmore Emerging Markets Small-Cap Equity Fund	44,116,117	47,212,667
Ashmore Emerging Markets Frontier Equity Fund	85,137,869	68,818,065

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund	Purchases	Sales
Ashmore Emerging Markets Value Fund	$14,895,300	$19,301,732

Transactions in affiliated investments for the year ended October 31, 2017, were as follows:

Fund	Affiliate Name	Value, Beginning of Period	Purchases	Sales Proceeds	Net Changes in Unrealized Appreciation (Depreciation)	Net Realized Gains (Losses)	Dividend Income	Value, End of Period	Shares, End of Period
Ashmore Emerging Markets Equity Opportunities Fund	Ashmore Emerging Markets Active Equity Fund	$—	$4,770,173	$—	$453,306	$—	$10,172	$5,223,479	410,006
	Ashmore Emerging Markets Frontier Equity Fund	1,100,191	693,000	(695,000)	228,758	103,173	26,015	1,430,122	125,670
	Ashmore Emerging Markets Small-Cap Equity Fund	2,452,903	693,000	(2,675,000)	(29,207)	230,819	17,911	672,515	50,987
	Ashmore Emerging Markets Value Fund	1,873,308	1,492,000	(4,087,208)	(224,084)	945,984	45,757	—	—

8.	Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As a result, the following reclassifications were made to the Statements of Assets and Liabilities:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Net Unrealized Appreciation/ Depreciation
Ashmore Emerging Markets Total Return Fund	$(499,431)	$12,846,546	$(12,347,115)	$—
Ashmore Emerging Markets Hard Currency Debt Fund	(4,793)	(31,556)	36,349	—
Ashmore Emerging Markets Local Currency Bond Fund	1,055,827	(149,331)	(906,496)	—
Ashmore Emerging Markets Corporate Debt Fund	(723,090)	(1,057,129)	1,780,219	—
Ashmore Emerging Markets Short Duration Fund	—	(1,449,133)	1,449,133	—
Ashmore Emerging Markets Equity Opportunities Fund	—	—	—	—
Ashmore Emerging Markets Active Equity Fund	(305)	95,573	(95,268)	—
Ashmore Emerging Markets Small-Cap Equity Fund	—	769,582	(769,582)	—
Ashmore Emerging Markets Frontier Equity Fund	—	146,561	(146,561)	—

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Net Unrealized Appreciation/ Depreciation
Ashmore Emerging Markets Value Fund	$—	$211,968	$(211,968)	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules affecting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2017	Long-Term Capital Loss Carryforward at October 31, 2017
Ashmore Emerging Markets Total Return Fund	$—	$(51,968,031)
Ashmore Emerging Markets Hard Currency Debt Fund	(837,214)	(79,305)
Ashmore Emerging Markets Local Currency Bond Fund	(223,877)	(1,412,869)
Ashmore Emerging Markets Corporate Debt Fund	(3,913,767)	(27,644,843)
Ashmore Emerging Markets Short Duration Fund	—	—
Ashmore Emerging Markets Equity Opportunities Fund	—	—
Ashmore Emerging Markets Active Equity Fund	—	—
Ashmore Emerging Markets Small-Cap Equity Fund	(464,777)	(1,988,233)
Ashmore Emerging Markets Frontier Equity Fund	—	—
Ashmore Emerging Markets Value Fund	(353,067)	—

The Funds in the above table may offset future capital gains with these capital loss carryforwards. There were no post-enactment losses for the fiscal year ended October 31, 2017.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2017, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$16,104,084	$—	$(52,893,560)	$(6,158,943)	$(42,948,419)
Ashmore Emerging Markets Hard Currency Debt Fund	—	—	(929,067)	104,233	(824,834)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	(1,658,519)	(2,818,346)	(4,476,865)
Ashmore Emerging Markets Corporate Debt Fund	—	—	(31,890,621)	3,922,639	(27,967,982)
Ashmore Emerging Markets Short Duration Fund	2,239,145	2,116,768	(266,223)	5,645,448	9,735,138
Ashmore Emerging Markets Equity Opportunities Fund	578,345	701,774	—	793,304	2,073,423
Ashmore Emerging Markets Active Equity Fund	1,555,928	—	—	1,650,246	3,206,174
Ashmore Emerging Markets Small-Cap Equity Fund	505,482	—	(2,453,010)	2,763,101	815,573
Ashmore Emerging Markets Frontier Equity Fund	528,209	5,777,521	(5,601)	6,558,560	12,858,689
Ashmore Emerging Markets Value Fund	160,762	—	(353,327)	1,414,112	1,221,547

The taxable character of distributions paid during the fiscal year ended October 31, 2017, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$58,479,792	$—	$—	$—	$58,479,792
Ashmore Emerging Markets Hard Currency Debt Fund	447,533	—	—	4,793	452,326
Ashmore Emerging Markets Local Currency Bond Fund	1,107,475	—	—	2,667,206	3,774,681
Ashmore Emerging Markets Corporate Debt Fund	19,702,427	—	—	649,976	20,352,403
Ashmore Emerging Markets Short Duration Fund	11,795,594	2,000,000	—	—	13,795,594
Ashmore Emerging Markets Equity Opportunities Fund	96,217	22,592	—	—	118,809
Ashmore Emerging Markets Active Equity Fund	60,411	—	—	—	60,411
Ashmore Emerging Markets Small-Cap Equity Fund	551,965	—	—	—	551,965

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Frontier Equity Fund	$542,424	$614,075	$—	$—	$1,156,499
Ashmore Emerging Markets Value Fund	184,366	—	—	—	184,366

The taxable character of distributions paid during the fiscal year ended October 31, 2016, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$24,214,140	$—	$—	$21,242,327	$45,456,467
Ashmore Emerging Markets Hard Currency Debt Fund	389,800	—	—	—	389,800
Ashmore Emerging Markets Local Currency Bond Fund	—	—	—	3,588,979	3,588,979
Ashmore Emerging Markets Corporate Debt Fund	20,665,153	—	—	—	20,665,153
Ashmore Emerging Markets Short Duration Fund	7,251,527	—	—	—	7,251,527
Ashmore Emerging Markets Equity Opportunities Fund	66,934	—	—	—	66,934
Ashmore Emerging Markets Small-Cap Equity Fund	717,817	—	—	—	717,817
Ashmore Emerging Markets Frontier Equity Fund	747,288	—	—	—	747,288
Ashmore Emerging Markets Value Fund	84,280	—	—	—	84,280

9.	Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

10.	Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Purchased option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund, in return for a premium, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

During the year ended October 31, 2017 the Funds did not hold options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States Dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the year ended October 31, 2017, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Value Fund had average quarterly contract notional exposures of $422,969,689, $13,424, $74,515,089, $2,257,565, $633,368, $34,085, $354,742, and $54,997, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in United States Dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

During the year ended October 31, 2017 the Funds did not hold futures contracts.

(d) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for OTC swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the year ended October 31, 2017, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average quarterly notional exposures of $144,703,298 and $47,658,184, respectively, related to swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2017:

(a) Exchange-Traded:

Centrally Cleared Swaps

	Ashmore Emerging Markets Total Return Fund

		Gross Amounts of
	Gross Amounts of	Derivatives
	Derivatives Assets	Liabilities
	Presented in the	Presented in the
	Statement of	Statement of
	Assets and	Assets and	Net	Collateral	Net
Counterparty	Liabilities	Liabilities	Amounts	(Received) Paid	Exposure

BNP Paribas	$286,454	$—	$286,454	$—	$286,454
Goldman Sachs	35,630	(104,829)	(69,199)	—	(69,199)
HSBC Bank	609,875	(130,513)	479,362	—	479,362
JP Morgan	380,949	(74,557)	306,392	—	306,392
Merrill Lynch	—	(39,899)	(39,899)	—	(39,899)
Santander	173,663	(345,143)	(171,480)	—	(171,480)

Total	$1,486,571	$(694,941)	$791,630	$—	$791,630

	Ashmore Emerging Markets Local Currency Bond Fund

		Gross Amounts of
	Gross Amounts of	Derivatives
	Derivatives Assets	Liabilities
	Presented in the	Presented in the
	Statement of	Statement of
	Assets and	Assets and	Net	Collateral	Net
Counterparty	Liabilities	Liabilities	Amounts	(Received) Paid	Exposure

BNP Paribas	$6,834	$(69,994)	$(63,160)	$—	$(63,160)
Barclays	—	(21,660)	(21,660)	—	(21,660)
Goldman Sachs	4,808	(84,754)	(79,946)	—	(79,946)
HSBC Bank	426,077	(60,516)	365,561	—	365,561
JP Morgan	—	(2,062)	(2,062)	—	(2,062)
Merrill Lynch	—	(5,638)	(5,638)	—	(5,638)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

Ashmore Emerging Markets Local Currency Bond Fund

Gross Amounts of
	Gross Amounts of	Derivatives
	Derivatives Assets	Liabilities
	Presented in the	Presented in the
	Statement of	Statement of
	Assets and	Assets and	Net	Collateral	Net
Counterparty	Liabilities	Liabilities	Amounts	(Received) Paid	Exposure

Santander	$31,947	$(18,142)	$13,805	$—	$13,805

Total	$469,666	$(262,766)	$206,900	$—	$206,900

(b) Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Interest Rate Swap Contracts

	Ashmore Emerging Markets Total Return Fund

	Gross Amounts of
	Derivatives Assets	Derivatives
	Presented in the Statement of	available	Collateral	Net Amount Due
Counterparty	Assets and Liabilities	for offset	Received	From Counterparty

ANZ	$596,410	$(389,497)	$—	$206,913
Barclays	75,201	(75,201)	—	—
BNP Paribas	511,963	(511,963)	—	—
Citibank	651,427	(113,820)	—	537,607
Deutsche Bank	70,534	(70,534)	—	—
Goldman Sachs	20,897	(3,555)	—	17,342
HSBC Bank	146,383	(146,383)	—	—
Merrill Lynch	11,379	(11,379)	—	—
Morgan Stanley	6,425	(6,425)	—	—
Santander	41,147	(41,147)	—	—
Standard Chartered	205,933	(205,933)	—	—

Total	$2,337,699	$(1,575,837)	$—	$761,862

	Ashmore Emerging Markets Total Return Fund

	Gross Amounts of
	Derivatives Liabilities	Derivatives
	Presented in the Statement of	available	Collateral	Net Amount Due
Counterparty	Assets and Liabilities	for offset	Pledged	From Counterparty

ANZ	$389,497	$(389,497)	$—	$—
Barclays	545,960	(75,201)	—	470,759
BNP Paribas	1,041,340	(511,963)	—	529,377
Citibank	113,820	(113,820)	—	—
Credit Suisse	347,377	—	—	347,377
Deutsche Bank	326,799	(70,534)	(256,265)	—
Goldman Sachs	3,555	(3,555)	—	—
HSBC Bank	418,613	(146,383)	—	272,230
Merrill Lynch	406,070	(11,379)	—	394,691
Morgan Stanley	45,771	(6,425)	—	39,346
Santander	1,525,457	(41,147)	—	1,484,310
Standard Chartered	698,411	(205,933)	—	492,478

Total	$5,862,670	$(1,575,837)	$(256,265)	$4,030,568

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

	Ashmore Emerging Markets Local Currency Bond Fund

	Gross Amounts of
	Derivatives Assets	Derivatives
	Presented in the Statement of	available	Collateral	Net Amount Due
Counterparty	Assets and Liabilities	for offset	Received	From Counterparty

Barclays	$30,080	$(30,080)	$—	$—
BNP Paribas	105,816	(105,816)	—	—
Citibank	87,558	(87,558)	—	—
Deutsche Bank	640	(640)	—	—
Goldman Sachs	1,458	(501)	—	957
HSBC Bank	6,402	(6,402)	—	—
JP Morgan	2,514	—	—	2,514
Merrill Lynch	508	(508)	—	—
Standard Chartered	35,026	(35,026)	—	—

Total	$270,002	$(266,531)	$—	$3,471

	Ashmore Emerging Markets Local Currency Bond Fund

	Gross Amounts of
	Derivatives Liabilities	Derivatives
	Presented in the Statement of	available	Collateral	Net Amount Due
Counterparty	Assets and Liabilities	for offset	Pledged	From Counterparty

Barclays	$94,241	$(30,080)	$—	$64,161
BNP Paribas	176,346	(105,816)	—	70,530
Citibank	209,786	(87,558)	—	122,228
Credit Suisse	48,860	—	—	48,860
Deutsche Bank	70,898	(640)	—	70,258
Goldman Sachs	501	(501)	—	—
HSBC Bank	45,112	(6,402)	—	38,710
Merrill Lynch	15,357	(508)	—	14,849
Santander	330,902	—	—	330,902
Standard Chartered	64,322	(35,026)	—	29,296

Total	$1,056,325	$(266,531)	$—	$789,794

	Ashmore Emerging Markets Corporate Debt Fund

	Gross Amounts of
	Derivatives Assets	Derivatives
	Presented in the Statement of	available	Collateral	Net Amount Due
Counterparty	Assets and Liabilities	for offset	Received	From Counterparty

Morgan Stanley	$19,593	$—	$—	$19,593

Total	$19,593	$—	$—	$19,593

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

11.	Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Hard Currency Debt Fund	0.90%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Equity Opportunities Fund	0.00%
Ashmore Emerging Markets Active Equity	1.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Value Fund	1.15%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until April 10, 2018 to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Hard Currency Debt Fund	1.17%	1.92%	0.92%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Debt Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Equity Opportunities Fund	0.30%	1.05%	0.05%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Value Fund	1.42%	2.17%	1.17%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2018	2019	2020	Total
Ashmore Emerging Markets Total Return Fund	$768,326	$833,414	$947,660	$2,549,400
Ashmore Emerging Markets Hard Currency Debt Fund	138,561	107,042	108,376	353,979
Ashmore Emerging Markets Local Currency Bond Fund	255,183	250,550	242,748	748,481
Ashmore Emerging Markets Corporate Debt Fund	353,990	335,299	295,848	985,137
Ashmore Emerging Markets Short Duration Fund	192,324	150,467	201,321	544,112
Ashmore Emerging Markets Equity Opportunities Fund	—	218,458	100,692	319,150
Ashmore Emerging Markets Active Equity Fund	—	—	226,921	226,921
Ashmore Emerging Markets Small-Cap Equity Fund	268,940	216,973	172,952	658,865
Ashmore Emerging Markets Frontier Equity Fund	243,042	266,211	293,467	802,720
Ashmore Emerging Markets Value Fund	187,166	131,748	129,266	448,180

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Subadviser Fee
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%
Ashmore Emerging Markets Frontier Equity Fund	1.20%
Ashmore Emerging Markets Value Fund	0.92%

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

During the year ended October 31, 2017, the following Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$873,542	$433,532
Ashmore Emerging Markets Corporate Debt Fund	4,450,533	875,160
Ashmore Emerging Markets Short Duration Fund	1,616,566	465,650

As of October 31, 2017, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Class A	Class C
Ashmore Emerging Markets Local Currency Bond Fund	41.51%	—%
Ashmore Emerging Markets Equity Opportunities Fund	100.00%	100.00%
Ashmore Emerging Markets Active Equity Fund	100.00%	100.00%
Ashmore Emerging Markets Value Fund	12.28%	100.00%

Fund	Institutional Class
Ashmore Emerging Markets Total Return Fund	20.17%
Ashmore Emerging Markets Hard Currency Debt Fund	90.76%
Ashmore Emerging Markets Local Currency Bond Fund	55.79%
Ashmore Emerging Markets Short Duration Fund	5.79%
Ashmore Emerging Markets Equity Opportunities Fund	96.35%
Ashmore Emerging Markets Active Equity Fund	99.78%
Ashmore Emerging Small-Cap Equity Fund	7.41%
Ashmore Emerging Markets Frontier Equity Fund	35.47%
Ashmore Emerging Markets Value Fund	96.11%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	3	56.26%, 24.43%, 11.57%
	Class C	3	60.06%, 20.36%, 16.09%
	Class I	4	17.87%*, 16.73%, 16.27%, 11.60%
Ashmore Emerging Markets Hard Currency Debt Fund	Class A	3	49.81%, 26.11%, 24.12%
	Class C	1	100.00%
	Class I	1	9.26%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	2	13.84%, 43.71%
	Class C	2	56.78%, 40.24%
	Class I	1	43.71%
Ashmore Emerging Markets Corporate Debt Fund	Class A	4	42.27%, 18.60%, 12.29%, 11.91%
	Class C	3	60.76%, 31.23%, 6.03%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2017

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
	Class I	4	54.88%, 8.76%, 7.81%, 7.76%
Ashmore Emerging Markets Short Duration Fund	Class A	5	60.27%, 11.18%, 11.14%, 7.96%, 7.77%
	Class C	1	100.00%
	Class I	3	54.54%*, 20.62%, 8.80%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	3	46.71%, 38.65%, 5.04%
	Class C	2	69.89%, 30.09%
	Class I	5	24.05%, 23.99%, 20.09%, 18.94%, 5.25%
Ashmore Emerging Markets Frontier Equity Fund	Class A	1	91.00%
	Class C	2	65.62%, 34.37%
	Class I	3	33.60%*, 17.24%, 8.37%
Ashmore Emerging Markets Value Fund	Class A	4	41.82%, 19.32%, 11.73%, 9.17%

*	Ownership is by an affiliate of the Fund.

12.	Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

13.	Subsequent events

Effective November 1, 2017, the Investment Manager terminated its subadvisory agreement with AEIM for Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund. As of the effective date, the Investment Manager assumed full responsibility of the day-to-day management pursuant to its investment management agreement with the Trust with respect to the Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund.

Effective November 1, 2017, Ashmore Emerging Markets Value Fund changed its name to Ashmore Emerging Markets Equity Fund.

Effective November 7, 2017, the Board of Trustees approved the termination of operations of Ashmore Emerging Markets Hard Currency Debt Fund and the fund liquidated on November 20, 2017.

Effective December 13, 2017, the Board of Trustees approved the termination of operations of Ashmore Emerging Markets Equity Opportunities Fund.

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure, other than the items mentioned above.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION

As of October 31, 2017 (Unaudited)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies including; equity, fixed income and alternatives; and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs, several of its AIFs are leveraged and some are listed on regulated markets. Its assets under management was approximately USD 5.2 billion at June 30, 2017. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts ten offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees with the long-term success of the business. These include significant levels of deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employees with shareholders and clients through significant employee share ownership. The culture is therefore a collaborative one, with clients’ interests and the creation of shareholder value, including for employee shareholders, the overarching factors for success.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award, meaning that all employees are long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilized; and

–– A deferral for five years of a substantial portion of variable compensation into Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate long term investing plan, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of; McLagan to provide advice on remuneration benchmarking; Deloitte to provide advice on tax compliance, share plan design and administration; and the Remuneration Committee’s advisors are Hewitt New Bridge Street. The Remuneration Committee’s terms of reference can be found here:

http://www.ashmoregroup.com/investor-relations/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of AIFMD work is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to nil, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (CONTINUED)

As of October 31, 2017 (Unaudited)

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended June 30, 2017 was as follows:

Fund	Number of Beneficiaries	Variable Remuneration	Fixed Remuneration	Total Remuneration
Ashmore Emerging Markets Total Return Fund	20	£409,320	£34,859	£444,179
Ashmore Emerging Markets Hard Currency Debt Fund	20	2,559	221	2,780
Ashmore Emerging Markets Local Currency Bond Fund	20	16,569	2,129	18,698
Ashmore Emerging Markets Corporate Debt Fund	20	104,918	9,435	114,353
Ashmore Emerging Markets Short Duration Fund	20	51,926	4,669	56,595
Ashmore Emerging Markets Equity Opportunities Fund	20	3,739	425	4,164
Ashmore Emerging Markets Small-Cap Equity Fund	20	21,539	2,447	23,986
Ashmore Emerging Markets Frontier Equity Fund	20	35,260	4,006	39,266
Ashmore Emerging Markets Value Fund	20	6,240	709	6,949
Total AIAL	20	£2,010,863	£179,762	£2,190,625

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. The Funds’ allocation of the AIAL remuneration has been made on the basis of NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2017

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois

60603 312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Small-Cap Equity Fund,

Ashmore Emerging Markets Frontier Equity Fund

and Ashmore Emerging Markets Value Fund

Ashmore Equities Investment Management (US) L.L.C.

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of ten portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 59)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	10	Non-executive director August 2010 – October 2015, Jasper Investments Limited; Nonexecutive director from May 2010 - February 2012, Pacnet Limited(1).
Michael Chamberlin (Age 68)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association(2).	10	None
Joseph Grainger (Age 63)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	10	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(1)

Affiliates of the Investment Manager may be deemed to have controlled Jasper Investments Limited through September 2015 and Pacnet Limited through April 2015. Employees and officers of affiliates of the Investment Manager have served on the Boards of Jasper Investments Limited and Pacnet Limited.

(2)

Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors, and the Investment Manager’s ultimate parent company, Ashmore Group plc, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(3) (Age 54)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management (US) Corporation.	10	None
Stephen Hicks(4) (Age 57)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014; Group Head of Compliance from June 2010 to January 2014, Ashmore Group plc; Chief Compliance Officer from inception to December 2013, Ashmore Funds.	10	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(3)

Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group plc (“Ashmore Group”) and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(4)

Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 54)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management Limited.
Michael Perman (Age 60)	Secretary	Indefinite term; since inception	Company Secretary since March 2008, Ashmore Group plc.
Alexandra Autrey (Age 41)	Chief Legal Officer	Indefinite term; since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012; Deputy Head of Legal and Transaction Management, Ashmore Group plc, May 2008 - January 2012.
Christopher Tsutsui (Age 53)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception	Chief Financial Officer, Ashmore Investment Management (US) Corporation, from November 2008 to June 2012, July 2014 to present. Head of Finance, Ashmore Group plc, from July 2012 - June 2014.
Kevin Hourihan (Age 39)	Chief Compliance Officer	Indefinite term; since September 2017	Chief Compliance Officer since January 2015, Ashmore Equities Investment Management (US) LLC; Chief Compliance Officer since March 2014, Ashmore Investment Management (US) Corporation; Senior Compliance Officer from February 2014 to November 2015, Ashmore Equities Investment Management (US); Compliance Manager from January 2012 to January 2014, ProShare Advisors LLC.
Owen Meacham (Age 46)	Assistant Secretary	Indefinite term; since inception	Assistant General Counsel since August 2015, Managing Attorney from May 2012 to August 2015, Senior Corporate Attorney from October 2007 to May 2012, The Northern Trust Company.
Paul Robinson (Age 44)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, and Lawyer since September 2007, Ashmore Group plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

Item 2. Code of Ethics.

(a)	As of October 31, 2017, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

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Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $225,433 in 2017 and $217,620 in 2016.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are $44,100 in 2017 and $37,800 in 2016.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, as revised on December 13, 2017, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG for services rendered to the registrant and service affiliates for the last two fiscal years were $44,100 for 2017 and $37,800 for 2016.

2

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

4

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:  January 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:  January 2, 2018

By	/s/ Chris Tsutsui
Chris Tsutsui, Treasurer
(Principal Financial and Accounting Officer)

Date: January 2, 2018

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